                                                                    EXHIBIT 4(d)

                                                               EXECUTION VERSION

                        LOAN PURCHASE AND SALE AGREEMENT

                          Dated as of November 16, 2004

                                     between

                         CEF EQUIPMENT HOLDING, L.L.C.,
                                    as Seller

                                       and

                             GE COMMERCIAL EQUIPMENT
                          FINANCING LLC, SERIES 2004-1,
                                  as Purchaser

                                                                   Loan Purchase
                                                              and Sale Agreement

                                TABLE OF CONTENTS

                                                                                   PAGE
                                    ARTICLE I
                         DEFINITIONS AND INTERPRETATION

Section 1.1     Definitions.....................................................     1
Section 1.2     Rules of Construction...........................................     1
                                   ARTICLE II
                            SALES OF PURCHASER ASSETS

Section 2.1     Sale of Loans...................................................     1
Section 2.2     Grant of Security Interest......................................     2
Section 2.3     Sale Price......................................................     2
Section 2.4     Removal of Loans................................................     2
                                   ARTICLE III
                              CONDITIONS PRECEDENT

Section 3.1     Conditions to Sale..............................................     3
                                   ARTICLE IV
                    REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 4.1     Representations and Warranties of the Seller....................     4
Section 4.2     Affirmative Covenants of the Seller.............................     6
Section 4.3     Negative Covenants of the Seller................................     7
                                    ARTICLE V
                                 INDEMNIFICATION

Section 5.1     Indemnification.................................................     8
                                   ARTICLE VI
                                  CLEAN-UP CALL
Section 6.1     Clean-up Call...................................................     8
                                   ARTICLE VII
                                  MISCELLANEOUS

Section 7.1     Notices.........................................................     9
Section 7.2     No Waiver; Remedies.............................................    10
Section 7.3     Successors and Assigns..........................................    10
Section 7.4     Termination; Survival of Obligations............................    10
Section 7.5     Complete Agreement; Modification of Agreement...................    11
Section 7.6     Amendments and Waivers..........................................    11
Section 7.7     GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL....    11
Section 7.8     Counterparts....................................................    12
Section 7.9     Severability....................................................    13
Section 7.10    Section Titles..................................................    13

                                TABLE OF CONTENTS
                                   (continued)

                                                                                   PAGE
Section 7.11    No Setoff.......................................................    13
Section 7.12    Confidentiality.................................................    13
Section 7.13    Further Assurances..............................................    13
Section 7.14    Accounting Changes..............................................    13

Schedule 4.1(b) UCC Information
Schedule I      Schedule of CEF Loans
Exhibit 4.2(f)  Separate Indemnity Provisions
Annex A         Definitions and Interpretations

      This LOAN PURCHASE AND SALE AGREEMENT ("Agreement" or "Purchase and Sale Agreement") is entered into as of November 16, 2004, by and between CEF EQUIPMENT HOLDING, L.L.C. (the "Seller"), a Delaware limited liability company and GE COMMERCIAL EQUIPMENT FINANCING LLC, SERIES 2004-1, a Delaware limited liability company (the "Purchaser").

      In consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                         DEFINITIONS AND INTERPRETATION

      Section 1.1 Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in Section 1 of Annex A to this Agreement.

      Section 1.2 Rules of Construction. For purposes of this Agreement, the rules of construction set forth in Section 2 of Annex A shall govern. All Annexes, Exhibits and Schedules hereto, are incorporated herein by reference and, taken together with this Agreement, shall constitute but a single agreement.

                                   ARTICLE II

                            SALES OF PURCHASER ASSETS

      Section 2.1 Sale of Loans. (a) Subject to the terms and conditions hereof, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (subject to the obligations herein) all right, title and interest of the Seller in:

            (i) the Loans, including the Loan Files, and all obligations of the Obligors thereunder, including the right to payment of any interest accrued and to accrue from and after November 1, 2004 or finance charges and other obligations of such Obligor with respect thereto due or to become due on or after the Cutoff Date;

            (ii)  all Related Security and Collections with respect thereto;

            (iii) the Loan Sale Agreement;

            (iv) all other property now or hereafter in the possession or custody of, or in transit to, the Servicer, any Sub-Servicer or the Seller relating to any of the foregoing;

            (v)   all Records with respect to any of the foregoing; and

            (vi) all proceeds of the foregoing (collectively the "Purchaser Assets").

                                                                   Loan Purchase
                                                              and Sale Agreement

            (b) On or before the Closing Date, the Seller shall (i) indicate in its computer files that the Purchaser Assets have been sold to the Purchaser pursuant to this Agreement by so identifying the Purchaser Assets with an appropriate notation and (ii) deliver to the Purchaser or its designee the following documents (collectively, the "Loan Files"):

            (i)   the original fully executed copy of the Loan;

            (ii) a record or facsimile of the original credit application fully executed by the Obligor;

            (iii) the original certificate of title or file stamped copy of the
                  UCC financing statement or such other documents evidencing the security interest of the Purchaser in the Equipment; and

            (iv) any and all other documents relating to a Loan, an Obligor or any of the Equipment.

      Section 2.2 Grant of Security Interest. The parties hereto intend that the sale pursuant to Section 2.1 hereof shall constitute a purchase and sale and not a loan. Notwithstanding anything to the contrary set forth in this Section 2.2, if a court of competent jurisdiction determines that the sale provided for herein constitutes a loan and not a purchase and sale, then the parties hereto intend that this Agreement shall constitute a security agreement under applicable law and that the Seller shall be deemed to have granted, and the Seller hereby grants, to the Purchaser a first priority lien and security interest in and to all of the Seller's right, title and interest in, to and under the Purchaser Assets. The possession by the Purchaser of notes and such other goods, money, documents, chattel paper or certificated securities shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to the Uniform Commercial Code in force in the relevant jurisdiction (including, without limitation, Section 9-313(c)(1) thereof). Notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law (except that nothing in this sentence shall cause any Person to be deemed to be an agent of the Purchaser for any purpose other than for perfection of such security interest unless, and then only to the extent, expressly appointed and authorized by the Purchaser in writing).

      Section 2.3 Sale Price. On the Closing Date, the Purchaser shall, upon satisfaction of the applicable conditions set forth in Article III, issue and exchange the Notes (the "Purchaser Purchase Price") as consideration for the Purchaser Assets sold and transferred by the Seller to the Purchaser pursuant to
Section 2.1 hereof.

      Section 2.4 Removal of Loans. (a) In the event a Loan becomes a Delinquent Loan or the Obligor thereon is subject to a bankruptcy proceeding, the Seller shall be granted an assignable option (a "Purchase Option") to purchase such Delinquent Loan from the Purchaser at a price (the "Option Price") equal to the Purchase Amount. The Seller may sell, transfer, assign or otherwise convey its Purchase Option with respect to any such Loan to any party at any time after the related Loan becomes a Delinquent Loan or the Obligor thereon is subject to a

                                                Loan Purchase and Sale Agreement
bankruptcy proceeding. The Seller shall notify the Purchaser of such transfer and such notice shall include the transferee's name, address, telephone number, facsimile number and appropriate contact person(s) and shall be acknowledged in writing by the transferee. If not exercised earlier, the Purchase Option with respect to any such Loan shall automatically terminate upon (i) in the case of a Delinquent Loan, the related Obligor's cure of all defaults on the Loan, (ii) the acquisition by, or on behalf of, the Issuer of the related Equipment through repossession, (iii) upon a repurchase of a Loan due to the Seller's breach of a representation with respect to such Loan or (iv) on the Business Day immediately preceding the last day of the calendar quarter ending at least ten (10) days after such Loan became a Defaulted Loan. The aggregate Outstanding Principal Balance of Loans with respect to which the Seller may exercise its Purchase Option at any time before the Redemption Date shall not exceed 10% of the aggregate Outstanding Principal Balance of the Loans as of the Cutoff Date.

            (b) Upon a Loan becoming a Delinquent Loan or the Obligor thereon becoming subject to a bankruptcy proceeding, the Seller may exercise the Purchase Option by providing the Purchaser at least five days prior written notice thereof (the "Purchase Option Notice"), which notice shall specify a cash exercise price at least equal to the Option Price. The Purchase Option Notice shall be delivered in the manner specified in
      Section 2.4(a). The exercise of any Purchase Option pursuant to this clause (b) shall be irrevocable.

            (c) Upon exercise of a Purchase Option, the Seller shall be required to pay the Option Price specified in its Purchase Option Notice to the Purchaser within 10 Business Days of exercising its Purchase Option. The proceeds of any sale of such Loan, after deduction of the expenses of such sale incurred in connection therewith, shall be deposited by the Seller no later than the day before the next Payment Date.

                                   ARTICLE III

                              CONDITIONS PRECEDENT

      Section 3.1 Conditions to Sale. The sale hereunder shall be subject to satisfaction of each of the following conditions precedent (any one or more of which, except clause (e) below, may be waived in writing by the Purchaser) as of the Closing Date:

            (a) This Agreement or counterparts hereof shall have been duly executed by, and delivered to, the Seller and the Purchaser, and the Purchaser shall have received such documents, instruments, agreements and legal opinions as the Purchaser shall reasonably request in connection with the transactions contemplated by this Agreement, each in form and substance reasonably satisfactory to the Purchaser.

            (b) The Purchaser shall have received satisfactory evidence that the Seller has obtained all required consents and approvals of all Persons, including all requisite Governmental Authorities, to the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.

                                                Loan Purchase and Sale Agreement

            (c) The Seller shall be in compliance in all material respects with all applicable foreign, federal, state and local laws and regulations, including those specifically referenced in Section 4.2(c), except to the extent that the failure to so comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

            (d) The representations and warranties of the Seller contained herein or in any other Related Document shall be true and correct in all material respects (or, to the extent any such representation or warranty is qualified by a materiality standard, such representation or warranty shall be true and correct) as of the Closing Date, both before and after giving effect to such sale, except to the extent that any such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted by this Agreement.

            (e) The Seller shall be in compliance with each of its covenants and other agreements set forth herein.

            (f) The Seller shall have taken such other action, including delivery of approvals, consents, opinions, documents and instruments to the Purchaser as the Purchaser may reasonably request.

The consummation by the Seller of the sale of Purchaser Assets on the Closing Date shall be deemed to constitute, as of the Closing Date, a representation and warranty by the Seller that the conditions in clauses (d), (e) and (f) of this
Section 3.1 have been satisfied.

                                   ARTICLE IV

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

      Section 4.1 Representations and Warranties of the Seller. To induce the Purchaser to purchase the Purchaser Assets, the Seller makes the following representations and warranties to the Purchaser, as of the Closing Date, each and all of which shall survive the execution and delivery of this Agreement.

            (a) Valid Existence; Power and Authority. The Seller (i) is a limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; and (ii) has all requisite power, authority and licenses to conduct its business, to own its properties and to execute, deliver and perform its obligations under this Agreement.

            (b) UCC Information. The true legal name of the Seller as registered in the jurisdiction of its organization, and the current location of the Seller's jurisdiction of organization are set forth in Schedule 4.1(b) and such location has not changed within the past 12 months. During the prior five years, except as set forth in Schedule 4.1(b), the Seller has not been known as or used any limited liability company, fictitious or trade name. In addition, Schedule 4.1(b) lists the Seller's (i) federal employer identification number and (ii) organizational identification number as designated by the jurisdiction of its organization.

                                                Loan Purchase and Sale Agreement

            (c) Power, Authorization, Enforceable Obligations. The execution, delivery and performance by the Seller of this Agreement and the other Related Documents and the creation and perfection of all Liens and ownership interests provided for herein: (i) have been duly authorized by all necessary action, and (ii) do not violate any provision of any law or regulation of any Governmental Authority, or contractual or other restrictions, binding on the Seller, except where such violations, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

            (d) Enforceability. On or prior to the Closing Date, each of the Related Documents to which the Seller is a party shall have been duly executed and delivered by the Seller and each such Related Document shall then constitute a legal, valid and binding obligation of the Seller enforceable against it in accordance with its terms, subject as to enforcement to bankruptcy, receivership, conservatorship, insolvency, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity.

            (e) Solvency. The Seller is Solvent.

            (f) Use of Proceeds. No proceeds received by the Seller under this Agreement will be used by it for any purpose that violates Regulation U of the Federal Reserve Board.

            (g) Investment Company Act. The Seller is not an "investment company" or "controlled by" an "investment company," as such terms are defined in the Investment Company Act.

            (h) Loans and Other Purchaser Assets. With respect to each Loan and the other Purchaser Assets sold by the Seller on the Closing Date, the Seller represents and warrants that (i) such Loan satisfies the criteria for an Eligible Loan as of the Cut-Off Date; and (ii) immediately prior to its sale to the Purchaser, such Purchaser Assets were owned by the Seller free and clear of any Adverse Claim, and the Seller has had at all relevant times the full right, power and authority to sell, contribute, assign, transfer and pledge its interest therein as contemplated under this Agreement and, upon such sale, the Purchaser will acquire valid and properly perfected title to, and the sole record and beneficial ownership interest in, such Purchaser Assets, free and clear of any Adverse Claim or restrictions on transferability, and the Liens granted to the Purchaser by the Seller pursuant to Section 2.2 will at all times be fully perfected first priority Liens in and to such Loans and, in addition, following such sale, such Loan will not be subject to any Adverse Claim as a result of any action or inaction on the part of the Seller (or any predecessor in interest).

The representations and warranties described in this Section 4.1 shall survive the sale of the Purchaser Assets to the Purchaser, any subsequent assignment or sale of the Purchaser Assets by the Purchaser, and the termination of this Agreement and the other Related Documents and shall continue until the payment in full of all Purchaser Assets.

                                                Loan Purchase and Sale Agreement

      Section 4.2 Affirmative Covenants of the Seller. The Seller covenants and agrees that, unless otherwise consented to by the Purchaser, from and after the Closing Date:

            (a) Records. The Seller shall at its own cost and expense, for not less than three years from the date on which each Loan was originated, or for such longer period as may be required by law, maintain adequate Records with respect to such Loan, including records of all payments received, credits granted and merchandise returned with respect thereto.

            (b) Access. At any reasonable time, and from time to time at the Purchaser's reasonable request, and upon at least seven days prior notice to the Seller, the Seller shall permit the Purchaser (or such Person as the Purchaser may designate), at the expense of the Purchaser (or such Person as the Purchaser may designate), to conduct audits or visit and inspect any of the properties of the Seller to examine the records, internal controls and procedures maintained by the Seller with respect to the Purchaser Assets and take copies and extracts therefrom, and to discuss the Seller's affairs with its officers, employees and, upon notice to the Seller, independent accountants. The Seller shall authorize such officers, employees and independent accountants to discuss with the Purchaser (or such Person as the Purchaser may designate) the affairs of the Seller as such affairs relate to the Purchaser Assets. Any audit provided for herein shall be conducted in accordance with the Seller's rules respecting safety and security on its premises and without materially disrupting operations. If an Event of Default shall have occurred and be continuing, the Seller shall provide such access at all times and without advance notice and shall provide the Purchaser (or such Person as the Purchaser may designate) with access to its suppliers and customers.

            (c) Compliance With Agreements and Applicable Laws. The Seller shall comply with all federal, state and local laws and regulations applicable to it and the Purchaser Assets, including those relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices, privacy, licensing and taxation, except to the extent that the failure to so comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

            (d) Maintenance of Existence and Conduct of Business. The Seller shall preserve and maintain its legal existence, rights, franchise and privileges in the jurisdiction of its formation.

            (e) Notice of Material Event. The Seller shall promptly inform the Purchaser in writing of the occurrence of any of the following, in each case setting forth the details thereof and what action, if any, the Seller proposes to take with respect thereto:

            (i) any Litigation commenced or, to the knowledge of the Seller, threatened against the Seller or with respect to or in connection with all or any substantial portion of the Purchaser Assets or developments in such Litigation in each case that the Seller believes has a reasonable risk of being determined adversely to the Seller and that could, if determined adversely, have a Material Adverse Effect; or

                                                Loan Purchase and Sale Agreement

            (ii) the commencement of a case or proceeding by or against the Seller seeking a decree or order in respect of the Seller (A) under the Bankruptcy Code or any other applicable federal, state or foreign bankruptcy or other similar law, (B) appointing a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for the Seller or for any substantial part of Seller's assets, or (C) ordering the winding-up or liquidation of the affairs of the Seller.

            (f) Separate Identity. The Seller shall, to the extent applicable to it, act in a manner that is consistent with the statements set forth in
      Exhibit 4.2(f).

            (g) Deposit of Collections. The Seller shall transfer and cause its Subsidiaries to transfer to the Purchaser or the Servicer on its behalf, promptly, and in any event no later than the second Business Day after receipt thereof, all Collections it may receive in respect of Purchaser Assets.

            (h) Sale Characterization. For accounting purposes, the Seller shall treat the sale made hereunder as a sale of the Purchaser Assets. The Seller shall also maintain its accounting books and records in a manner which clearly reflects such sale of the Purchaser Assets to the Purchaser.

      Section 4.3 Negative Covenants of the Seller. The Seller covenants and agrees that, without the prior written consent of the Purchaser, from and after the Closing Date and until the later of the Redemption Date or the Class C Maturity Date:

            (a) Adverse Claims. The Seller shall not create, incur, assume or permit to exist any Adverse Claim on or with respect to any Purchaser Assets.

            (b) Modifications of Loans. The Seller shall not extend, amend, forgive, discharge, compromise, cancel, waive or otherwise modify the terms or conditions of any Loan except (i) as permitted under the Servicing Agreement and, (ii) to the extent that such extension, amendment, forgiveness, discharge, compromise, cancellation, waiver or modification, does not affect the Purchaser's ownership interest in such Loan and does not negatively impact the ultimate collectibility of such Loan.

            (c) UCC Matters. The Seller shall not change its state of formation or its name, identity or limited liability company structure such that any financing statement filed to perfect the Purchaser's interests under this Agreement would become seriously misleading, unless the Seller shall have given the Purchaser not less than 30 days' prior written notice of such change.

            (d) No Proceedings. From the Closing Date and until the date one year plus one day following the date on which all amounts due with respect to the Notes have been paid in full in cash, Seller shall not, directly or indirectly, institute or cause to be instituted against the Purchaser any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law; provided that the foregoing shall not in any way limit the Seller's right to

                                                Loan Purchase and Sale Agreement
      pursue any other creditor rights or remedies that the Seller may have under applicable law.

            (e) Consolidations, Mergers and Sales of Assets. The Seller shall not (i) consolidate or merge with or into any other Person unless the Seller is the entity surviving such merger or (ii) sell, lease or otherwise transfer all or substantially all of its assets to any other Person.

                                    ARTICLE V

                                 INDEMNIFICATION

      Section 5.1 Indemnification. Without limiting any other rights that the Purchaser or any of its Stockholders, officers, directors, employees, attorneys, agents or representatives (each, a "Purchaser Indemnified Person") may have hereunder or under applicable law, the Seller hereby agrees to indemnify and hold harmless each Purchaser Indemnified Person from and against any and all Indemnified Amounts that may be claimed or asserted against or incurred by any such Purchaser Indemnified Person to the extent arising from or related to the failure of a Loan to be originated in compliance with all requirements of law; provided, that the Seller shall not be liable for any indemnification to a Purchaser Indemnified Person to the extent that any such Indemnified Amounts result from (a) such Purchaser Indemnified Person's bad faith, gross negligence or willful misconduct, (b) recourse for uncollectible Loans, or (c) any income tax or franchise tax incurred by any Purchaser Indemnified Person, except to the extent that the incurrence of any such tax results from a breach of or default by the Seller under this Agreement.

NO PARTY TO THIS AGREEMENT SHALL BE RESPONSIBLE OR LIABLE TO ANY OTHER PARTY TO THIS AGREEMENT, ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OF SUCH PERSON OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES THAT MAY BE ALLEGED AS A RESULT OF ANY TRANSACTION CONTEMPLATED HEREUNDER.

                                   ARTICLE VI

                                  CLEAN-UP CALL

      Section 6.1 Clean-up Call. As of the first day of any Collection Period immediately preceding a Payment Date as of which the Pool Balance is 10% or less of the Pool Balance as of the Cut-off Date, the Seller shall have the option to purchase all of the Collateral, other than the Trust Accounts. To exercise such option, the Seller shall pay to the Servicer, on behalf of the Issuer, and the Servicer shall deposit in the Collection Account an amount equal to the aggregate Purchase Amount for the Loans plus the appraised value of any such other property held by the Purchaser, such value to be determined by an appraiser mutually agreed upon by the Seller and the Purchaser, shall succeed to all interests in, to and under the Collateral, other than the Trust Accounts.

                                                Loan Purchase and Sale Agreement

                                   ARTICLE VII

                                  MISCELLANEOUS

      Section 7.1 Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other parties, or whenever any of the parties desires to give or serve upon any other parties any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed to have been validly served, given or delivered (a) upon the earlier of actual receipt and three Business Days after deposit in the United States mail, registered or certified mail, return receipt requested, with proper postage prepaid, (b) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States mail as otherwise provided in this Section 7.1), (c) one Business Day after deposit with a reputable overnight courier with all charges prepaid or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address or facsimile number set forth below or to such other address (or facsimile number) as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to any Person (other than Purchaser) designated in any written communication provided hereunder to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication. Notwithstanding the foregoing, whenever it is provided herein that a notice is to be given to any other party hereto by a specific time, such notice shall be effective only if actually received by such party prior to such time, and if such notice is received after such time or on a day other than a Business Day, such notice shall be effective only on the immediately succeeding Business Day.

      If to Seller:

                CEF Equipment Holding, L.L.C.
                44 Old Ridgebury Road
                Danbury, Connecticut  06810
                Attention: General Counsel
                Telephone: (203) 796-5518
                Facsimile: (203) 796-1310

      If to Purchaser:

                GE Commercial Equipment Financing LLC,
                Series 2004-1
                44 Old Ridgebury Road
                Danbury, Connecticut  06810
                Attention:  Capital Markets Operations
                Telephone: (203) 796-5518
                Facsimile: (203) 796-5554

                                                Loan Purchase and Sale Agreement

      Section 7.2 No Waiver; Remedies. (a) Either party's failure, at any time or times, to require strict performance by the other party hereto of any provision of this Agreement shall not waive, affect or diminish any right of such party thereafter to demand strict compliance and performance herewith. Any suspension or waiver of any breach or default hereunder shall not suspend, waive or affect any other breach or default whether the same is prior or subsequent thereto and whether of the same or a different type. None of the undertakings, agreements, warranties, covenants and representations of either party contained in this Agreement, and no breach or default by either party hereunder, shall be deemed to have been suspended or waived by the other party hereto unless such waiver or suspension is by an instrument in writing signed by an officer of or other duly authorized signatory of such party and directed to the defaulting party specifying such suspension or waiver.

            (b) Upon discovery by the Seller or the Purchaser of any breach of any representation, warranty, undertaking or covenant described in Sections 4.1, 4.2 or 4.3, which breach is reasonably likely to have a Material Adverse Effect, the party discovering the same shall give prompt written notice thereof to the other party hereto. As liquidated damages, the Purchaser shall, on the Transfer Date relating to the Collection Period during which the breach is discovered, request the Seller to, and the Seller shall pay to, or at the direction of, the Purchaser the Purchase Amount for the applicable Purchaser Assets (measured at the end of the Collection Period during which such breach is discovered). Upon such payment, all rights, title and interest of the Purchaser in and to such Purchaser Assets will be deemed to be automatically released without the necessity of any further action by the Purchaser, the Seller or any other party and such Purchaser Assets will become the property of the Seller.

            (c) Each party's rights and remedies under this Agreement shall be cumulative and nonexclusive of any other rights and remedies that such party may have under any other agreement, including the other Related Documents, by operation of law or otherwise.

      Section 7.3 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Seller and the Purchaser and their respective successors and permitted assigns, except as otherwise provided herein. The Seller may not assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder without the prior express written consent of the Purchaser. Any such purported assignment, transfer, hypothecation or other conveyance by the Seller without the prior express written consent of the Purchaser shall be void. The Seller acknowledges that under the Indenture the Purchaser will assign its rights granted hereunder to the Indenture Trustee, and upon such assignment, Indenture Trustee shall have, to the extent of such assignment, all rights of the Purchaser hereunder and Indenture Trustee may in turn transfer such rights. The terms and provisions of this Agreement are for the purpose of defining the relative rights and obligations of the Seller and the Purchaser with respect to the transactions contemplated hereby and no Person shall be a third-party beneficiary of any of the terms and provisions of this Agreement.

      Section 7.4 Termination; Survival of Obligations. (a) This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall

                                                Loan Purchase and Sale Agreement
remain in full force and effect until the earlier of (i) the Class C Maturity Date or (ii) the Redemption Date.

            (b) Except as otherwise expressly provided herein or in any other Related Document, no termination or cancellation (regardless of cause or procedure) of any commitment made by the Purchaser under this Agreement shall in any way affect or impair the obligations, duties and liabilities of the Seller or the rights of the Purchaser relating to any unpaid portion of any and all recourse and indemnity obligations of the Seller to the Purchaser, due or not due, liquidated, contingent or unliquidated or any transaction or event occurring prior to such termination, or any transaction or event, the performance of which is required after the Class C Maturity Date. Except as otherwise expressly provided herein or in any other Related Document, all undertakings, agreements, covenants, warranties and representations of or binding upon the Seller, and all rights of the Purchaser hereunder shall not terminate or expire, but rather shall survive any such termination or cancellation and shall continue in full force and effect until the earlier of (i) the Class C Maturity Date or (ii) the Redemption Date; provided, that the rights and remedies pursuant to Section 7.2(b), the indemnification and payment provisions of Article V, and the provisions of Sections 4.3(e), 7.3 and
      7.12 shall be continuing and shall survive any termination of this Agreement.

      Section 7.5 Complete Agreement; Modification of Agreement. This Agreement constitutes the complete agreement between the parties with respect to the subject matter hereof, supersedes all prior agreements and understandings relating to the subject matter hereof and thereof, and may not be modified, altered or amended except as set forth in Section 7.6.

      Section 7.6 Amendments and Waivers. No amendment, modification, termination or waiver of any provision of this Agreement, or any consent to any departure therefrom by any party hereto, shall in any event be effective unless the same shall be in writing and signed by each of the parties hereto. No consent or demand in any case shall, in itself, entitle any party to any other consent or further notice or demand in similar or other circumstances.

      Section 7.7 GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL.
(a) THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THEREOF EXCEPT
SECTION 5-1401 OF THE GENERAL OBLIGATION LAW) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

            (b) EACH PARTY HERETO HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THEM PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT;

                                                Loan Purchase and Sale Agreement

      PROVIDED, THAT EACH PARTY HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE BOROUGH OF MANHATTAN IN NEW YORK CITY; PROVIDED FURTHER, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE PURCHASER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE LOANS OR ANY SECURITY FOR THE OBLIGATIONS OF THE SELLER ARISING HEREUNDER OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE PURCHASER. EACH PARTY HERETO SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH PARTY HERETO HEREBY WAIVES ANY OBJECTION THAT SUCH PARTY MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH PARTY HERETO HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH PARTY AT ITS ADDRESS DETERMINED IN ACCORDANCE WITH
      SECTION 7.1 AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH PARTY'S ACTUAL RECEIPT THEREOF OR THREE DAYS AFTER DEPOSIT IN THE UNITED STATES MAIL, PROPER POSTAGE PREPAID. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

            (c) BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

      Section 7.8 Counterparts. This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

                                                Loan Purchase and Sale Agreement

      Section 7.9 Severability. Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

      Section 7.10 Section Titles. The section titles and table of contents contained in this Agreement are provided for ease of reference only and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

      Section 7.11 No Setoff. The Seller's obligations under this Agreement shall not be affected by any right of setoff, counterclaim, recoupment, defense or other right the Seller might have against the Purchaser, all of which rights are hereby expressly waived by the Seller.

      Section 7.12 Confidentiality. Notwithstanding anything herein to the contrary, there is no restriction (express or implied) on any disclosure or dissemination of the structure or tax aspects of the transaction contemplated by the Related Documents. Furthermore, each party hereto acknowledges that it has no proprietary rights to any tax matter or tax idea contemplated hereby or to any element of the transaction structure contemplated hereby.

      Section 7.13 Further Assurances. (a) The Seller shall, at its sole cost and expense, upon request of the Purchaser, promptly and duly authorize, execute and/or deliver, as applicable, any and all further instruments and documents and take such further actions that may be necessary or desirable or that the Purchaser may request to carry out more effectively the provisions and purposes of this Agreement or to obtain the full benefits of this Agreement and of the rights and powers herein granted, including authorizing and filing any financing or continuation statements under the UCC with respect to the ownership interests or Liens granted hereunder. The Seller hereby authorizes the Purchaser to file any such financing or continuation statements without the signature of the Seller to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Agreement or of any notice or financing statement covering the Purchaser Assets or any part thereof shall be sufficient as a notice or financing statement where permitted by law. If any amount payable under or in connection with any of the Purchaser Assets is or shall become evidenced by any instrument, such instrument, other than checks and notes received in the ordinary course of business, shall be duly endorsed in a manner satisfactory to the Purchaser immediately upon the Seller's receipt thereof and promptly delivered to or at the direction of the Purchaser.

      (b) If the Seller fails to perform any agreement or obligation under this
Section 7.13, the Purchaser may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the reasonable expenses of the Purchaser incurred in connection therewith shall be payable by the Seller upon demand of the Purchaser.

      Section 7.14 Accounting Changes. If any Accounting Changes occur and such changes result in a change in the standards or terms used herein, then the parties hereto agree to enter into negotiations in order to amend such provisions so as to equitably reflect such Accounting Changes with the desired result that the criteria for evaluating the financial condition of such Persons and their Subsidiaries shall be the same after such Accounting Changes as if such

                                                Loan Purchase and Sale Agreement

Accounting Changes had not been made. If the parties hereto agree upon the required amendments to this Agreement, then after appropriate amendments have been executed and the underlying Accounting Change with respect thereto has been implemented, any reference to GAAP contained herein shall, only to the extent of such Accounting Change, refer to GAAP consistently applied after giving effect to the implementation of such Accounting Change. If such parties cannot agree upon the required amendments within 30 days following the date of implementation of any Accounting Change, then all financial statements delivered and all standards and terms used herein shall be prepared, delivered and used without regard to the underlying Accounting Change.

                               [Signatures Follow]

                                                Loan Purchase and Sale Agreement

      IN WITNESS WHEREOF, the parties have caused this LOAN PURCHASE AND SALE AGREEMENT to be executed by their respective duly authorized representatives, as of the date first above written.

                                         CEF EQUIPMENT HOLDING, L.L.C.

                                         By:____________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                         GE COMMERCIAL EQUIPMENT FINANCING LLC,
                                            SERIES 2004-1

                                            By: CEF Equipment Holding, L.L.C.,
                                            its Managing Member

                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________

                                                Loan Purchase and Sale Agreement

                                                                 Schedule 4.1(b)

                                 UCC INFORMATION

CEF Equipment Holding, L.L.C.

True Legal Name:                         CEF Equipment Holding, L.L.C.

Jurisdiction of Organization:            Delaware

Executive Offices/Principal Place of     44 Old Ridgebury Road
Business:                                Danbury, Connecticut 06810

Collateral Locations:                    Danbury, Connecticut
                                         El Paso, Texas
                                         Mexico
                                         India

Trade Names:                             N/A

FEIN:                                    20-0192070

Organizational Identification Number:    N/A

                                                                   Loan Purchase
                                                              and Sale Agreement

                                                                      Schedule I

                              Schedule of CEF Loans

                                 [see attached]

                                                                   Loan Purchase
                                                              and Sale Agreement

                                    Combined

  LOANID        REGION           OEC              CURRBAL      ORIGINATION DATE     FIRST DUE DATE   END DATE
0140773075      SOWSRG      3,538,359.24       2,947,479.54       10/27/2003           12/1/2003     12/1/2006
0140773076      SOWSRG      2,625,186.58       2,230,638.64       12/16/2003            1/1/2004      1/1/2007
1043034006      CAFSSW      6,147,400.29       5,555,575.62        5/27/2004            7/1/2004     12/1/2006
4034531010      SOWSRG      2,435,575.74         811,858.62       12/21/2001            2/1/2002      1/1/2006
4043742008      MIDATL        142,806.00         130,112.12        5/11/2004           6/11/2004     5/11/2009
4058529007      MIDATL        265,600.00         245,302.21         5/7/2004            6/7/2004      5/7/2010
4058529008      MIDATL        277,144.00         261,747.12        6/18/2004            8/1/2004      7/1/2008
4059584008      MIDWES      1,600,000.00       1,236,782.54        10/1/2003           10/1/2003     9/30/2007
4059584009      MIDWES        322,150.00         303,072.39        6/15/2004           6/15/2004     6/14/2009
4063934025      MIDWES        515,445.00         328,237.57        9/12/2002          10/12/2002     9/12/2008
4063934026      MIDWES        578,025.00         394,732.33        12/3/2002            1/3/2003     12/3/2008
4063934027      MIDWES      1,191,060.00         835,271.38       12/23/2002            2/1/2003      1/1/2009
4063934031      MIDWES        385,086.00         318,491.76        8/29/2003           10/1/2003      9/1/2009
4063934032      MIDWES        384,855.03         323,108.64        9/30/2003           11/1/2003     10/1/2009
4063934033      MIDWES        385,086.00         329,831.41       10/30/2003           12/1/2003     11/1/2009
4063934034      MIDWES        444,330.00         387,046.94        12/2/2003            1/2/2004     12/2/2009
4063934035      MIDWES        440,409.00         424,855.86         6/9/2004            7/9/2004      6/9/2010
4063934036      MIDWES        440,409.00         430,063.46        6/30/2004            8/1/2004      7/1/2010
4063934037      MIDWES        474,287.00         468,823.65        7/23/2004            9/1/2004      8/1/2010
4063934038      MIDWES        338,775.00         338,775.00        8/30/2004           10/1/2004      9/1/2010
4065423014      MIDWES      5,000,000.00       4,507,106.73        1/30/2004            3/1/2004      1/1/2009
4065669003      CAFSSW        527,790.00         170,350.04       12/10/1999           1/10/2000    12/10/2006
4066378027      MIDATL        558,900.00         490,643.11       12/19/2003           1/11/2004    12/11/2008
4067599038      MIDATL        184,200.00         116,465.88        8/29/2003            9/1/2003      8/1/2006
4067599039      MIDATL        135,000.00          92,874.73        10/1/2003           11/1/2003     10/1/2006
4067599040      MIDATL        359,916.00         266,825.55        12/1/2003            1/1/2004     12/1/2006
4067599041      MIDATL        125,940.00         103,297.90         3/2/2004            4/2/2004      3/2/2007
4067599042      MIDATL        395,000.00         335,833.54        3/10/2004           4/10/2004     3/10/2007
4067599043      MIDATL        137,000.00         115,990.39         4/1/2004            5/1/2004      4/1/2007
4067599045      MIDATL        342,993.00         298,586.26        4/30/2004            6/1/2004      5/1/2007
4067599046      MIDATL        152,810.00         133,330.72         5/1/2004            6/1/2004      5/1/2007
4067599047      MIDATL        152,000.00         137,220.71        5/15/2004           6/15/2004     5/15/2007
4067599048      MIDATL        900,000.00         834,977.62        6/15/2004           7/15/2004     6/15/2007
4067599049      MIDATL      1,100,000.00       1,020,528.38        6/15/2004           7/15/2004     6/15/2007
4067599050      MIDATL        604,428.80         576,033.52        7/15/2004           8/15/2004     7/15/2007
4067599051      MIDATL        103,940.00          98,730.51         8/1/2004            9/1/2004      8/1/2007
4067599052      MIDATL        189,250.00         191,183.51        8/10/2004           9/10/2004     8/10/2007
4067829040      SOWSRG      1,238,211.60       1,052,116.71       12/16/2003            1/1/2004      1/1/2007
4069842009      SOWSRG      1,818,712.69         828,952.90       11/30/2001           1/15/2002    12/15/2006
4071522005      MIDATL        313,774.84         276,672.03       12/29/2003            2/1/2004     12/1/2008
4072055005      CAFSSW        212,646.35          61,017.49        9/11/2000          10/11/2000     9/11/2006
4072983017      SOWSRG         33,992.10          29,558.19        1/30/2004            3/2/2004      2/2/2008
4072983018      SOWSRG         51,750.00          45,997.75        2/27/2004            4/1/2004      3/1/2008
4073198005      MIDWES        610,500.00         501,717.18        8/12/2003           9/12/2003     8/12/2008
4073453015      MIDATL        325,558.30         274,961.12       11/12/2003          12/12/2003    11/12/2008
4073453016      MIDATL        837,672.60         773,763.21         4/9/2004            5/9/2004      4/9/2009
4073453017      MIDATL        445,160.00         425,022.75        6/14/2004           7/10/2004     6/10/2009
4073453018      MIDATL        154,250.46         152,233.28        7/28/2004            9/1/2004      8/1/2009
4073453019      MIDATL        513,000.00         513,000.00        9/24/2004           11/1/2004     10/1/2009
4073997004      MIDWES      6,107,423.94       2,081,370.86       12/31/2001            2/2/2002      2/1/2006
4074545010      CAFSTL        100,800.00          20,600.86       12/29/2000            2/1/2001      1/1/2006

                                    Combined

4074651019      MIDWES      1,278,850.48       1,182,919.15        4/23/2004           5/23/2004     3/23/2009
4075317008      MIDATL        494,362.80         464,701.02        5/28/2004            7/1/2004      6/1/2010
4075317009      MIDATL      1,016,379.70         955,396.93        5/28/2004            7/1/2004      6/1/2010
4076598006      SOWSRG        471,486.82         302,752.63       11/17/2003            1/1/2004     12/1/2005
4076791004      CAFSTL         25,251.08          25,251.08        9/24/2004           11/7/2004     10/7/2006
4077173004      CAFSSW        341,774.34          65,006.99       12/18/2000           1/18/2001    12/18/2005
4077293003      SOWSRG      3,581,180.68       3,023,435.01         8/6/2003            9/4/2003      8/4/2010
4077293004      SOWSRG      3,848,352.95       3,249,601.10         8/6/2003            9/4/2003      8/4/2010
4078912007      CAFSSW      1,149,065.86         787,893.06        4/14/2003            6/1/2003      5/1/2007
4080779002      CAFSSW        765,432.00         238,202.66        11/1/2000           12/1/2000     11/1/2006
4081891001      NOEAST        800,000.00          42,506.45        12/3/1998            1/3/1999     12/3/2005
4081960001      NOEAST      4,000,000.00         632,323.45        12/3/1998            1/3/1999     12/3/2005
4082172012      SOWSRG        242,885.50         115,495.83       10/12/2001           11/1/2001     10/1/2007
4082431001      NOEAST      1,200,000.00         188,603.16       12/17/1998           1/17/1999    12/17/2005
4083129010      MIDATL      2,050,230.00       1,665,811.83       12/12/2003           1/10/2004    12/10/2007
4083476023      SOWSRG        753,097.44         600,881.59       12/30/2003            2/2/2004      1/2/2007
4083558002      CAFSSW        145,427.50         115,130.10       10/14/2003           12/1/2003     11/1/2007
4084183003      MIDATL        455,000.00         373,654.96        8/22/2003          10/12/2003     9/12/2008
4085096002      MIDWES      1,736,768.49         206,169.22       12/28/2001            2/2/2002      1/2/2006
4085669011      MIDATL        304,386.00         277,329.48        5/11/2004           6/11/2004     5/11/2009
4085669012      MIDATL        152,193.00         142,046.82        5/27/2004            7/1/2004      6/1/2009
4085669013      MIDATL        170,640.30         166,848.29        7/21/2004            9/1/2004      8/1/2009
4086489004      CAFSSW        139,500.00          25,839.78       12/28/2000           1/20/2001    12/20/2005
4086522013      CAFSSW        130,023.62          23,093.92       10/26/2000           12/1/2000     11/1/2005
4086678020      CAFSTL        240,318.08         157,280.04         8/5/2003            9/5/2003      8/5/2006
4086678021      CAFSTL        187,215.03         127,659.23         9/9/2003           10/9/2003      9/9/2006
4086678022      CAFSTL        124,810.02          92,026.16       10/16/2003           12/2/2003     11/2/2006
4086678023      CAFSTL        373,345.00         373,345.00        9/17/2004           11/1/2004     10/1/2007
4086728003      MIDATL        850,164.50         799,656.81        4/16/2004            6/1/2004      5/1/2009
4087903008      MIDWES        519,450.00         381,331.29        4/16/2003           5/16/2003     4/16/2008
4087903009      MIDWES        473,550.00         355,211.70        5/14/2003           6/14/2003     5/14/2008
4087903010      MIDWES        524,490.00         393,422.04        5/14/2003           6/14/2003     5/14/2008
4087903011      MIDWES        510,600.00         390,695.26         6/3/2003            7/3/2003      6/3/2008
4087903012      MIDWES        490,000.00         354,506.71         7/9/2003            8/9/2003      7/9/2007
4087931006      MIDATL      1,066,601.82         876,800.34        9/25/2003           11/1/2003      4/1/2008
4089575011      MIDATL        250,452.15         226,743.20       12/31/2003           1/25/2004    12/25/2009
4089575012      MIDATL        582,187.08         547,664.18        4/30/2004           5/25/2004     4/25/2009
4089575013      MIDATL        330,081.33         314,321.90        4/30/2004           5/25/2004     4/25/2010
4089575014      MIDATL        158,034.02         158,034.02        8/12/2004           9/25/2004     8/25/2007
4089575015      MIDATL        243,598.42         243,598.42        8/20/2004           9/25/2004     8/25/2010
4089575016      MIDATL        407,961.92         407,961.92        8/20/2004           9/25/2004     8/25/2009
4089934011      MIDWES        337,834.12         183,661.63        3/15/2002            5/1/2002      4/1/2007
4089934017      MIDWES        599,224.20         599,224.20        8/26/2004           10/1/2004      9/1/2007
4090366004      SOWSRG      1,353,201.86         853,148.39         9/5/2002           10/5/2002      9/5/2007
4090853003      MIDATL      1,141,978.38         949,436.67       11/10/2003            1/1/2004     12/1/2007
4090853004      MIDATL      2,266,411.00       2,004,430.00       12/31/2003            2/1/2004      1/1/2009
4095891007      SOWSRG        960,748.24         817,523.35        11/5/2003           12/3/2003     11/3/2008
4095891008      SOWSRG        624,040.52         540,917.39       12/31/2003            2/2/2004      1/2/2009
4096990002      CAFSTL        517,934.93         235,093.11         6/1/2000            7/1/2000      6/1/2008
4096990003      CAFSTL        636,426.62         311,626.27       12/28/2000            2/1/2001      1/1/2009
4097178006      MIDATL      7,880,018.18       5,170,644.06        12/2/2002            1/2/2003     12/2/2007
4101402008      MIDATL        430,000.00         282,459.78        11/7/2003            1/1/2004     12/1/2006

                                    Combined

4101402009      MIDATL        320,000.00         234,622.13        11/7/2003            1/1/2004     12/1/2007
4102256011      MIDATL        753,043.55         596,159.55       10/24/2003           12/1/2003     11/1/2007
4102256012      MIDATL      1,998,124.75       1,798,312.27        2/23/2004            4/1/2004      3/1/2009
4103767002      MIDWES        217,750.00         191,979.43       12/19/2003            2/1/2004     12/1/2008
4104544009      MIDWES        489,800.00         400,374.17        8/28/2003           10/4/2003      8/4/2008
4104544010      MIDWES        489,800.00         401,119.54        9/12/2003          10/12/2003     8/12/2008
4104544011      MIDWES        711,500.00         715,987.90        8/18/2004           10/3/2004      9/3/2009
4106143008      SOWSRG        753,309.99         603,535.10        8/20/2003           10/1/2003     10/1/2007
4106143009      SOWSRG        161,818.52         129,498.21        8/26/2003           10/1/2003     10/1/2007
4106143010      SOWSRG        689,840.37         403,638.68        9/11/2003           10/1/2003      9/1/2006
4106850009      CAFSSW        265,440.00         120,009.65         6/4/2002            7/1/2002      6/1/2006
4107535008      CAFSSW        111,450.00         111,450.00        8/20/2004           10/1/2004      9/1/2007
4107826002      NOEAST        449,471.00          84,185.48       12/20/2000           1/20/2001    12/20/2005
4110204005      CAFSF         520,899.54         520,899.54        8/27/2004           9/27/2004     8/27/2009
4110204006      CAFSF         173,633.18         173,633.18        9/23/2004           11/1/2004     10/1/2009
4110847002      CAFSTL         84,820.50          75,230.33        3/12/2004           4/12/2004     3/12/2008
4110847003      CAFSTL        118,737.15         109,953.26        5/11/2004           6/11/2004     5/11/2008
4110847004      CAFSTL        118,052.93         113,745.14        6/23/2004            8/1/2004      7/1/2008
4111151005      MIDATL        394,067.96         260,189.39         9/1/2003            9/1/2003     8/30/2006
4111151006      MIDATL        106,803.79          63,986.13         7/1/2003            7/1/2003     6/30/2006
4111151007      MIDATL         81,896.91          57,785.61       10/15/2003           11/1/2003    10/30/2006
4111151008      MIDATL         89,956.75          63,876.68        12/1/2003           12/1/2003    11/30/2006
4111972006      MIDATL        370,786.00         313,344.45       12/31/2003            2/1/2004      1/1/2008
4111972007      MIDATL         79,135.00          73,540.86        6/15/2004           7/10/2004     6/10/2008
4111972008      MIDATL         63,054.22          60,235.26        6/22/2004           7/22/2004     6/22/2009
4111972009      MIDATL        252,757.68         249,291.03        7/23/2004            9/1/2004      8/1/2009
4112034001      CAFSSW        230,000.00          39,432.86       10/30/2000           12/1/2000     11/1/2005
4113263005      MIDATL        434,862.00         362,328.24       10/21/2003           12/8/2003     11/8/2008
4113263007      MIDATL        528,600.00         497,727.87        4/27/2004           5/27/2004     4/27/2009
4113263009      MIDATL        199,860.00         197,033.35         8/6/2004            9/6/2004      8/6/2009
4113981006      MIDATL      1,418,990.00       1,227,714.31       11/26/2003            1/1/2004     12/1/2008
4113981007      MIDATL      1,175,675.00       1,035,474.30       12/19/2003            2/2/2004      1/2/2009
4113981008      MIDATL      1,940,442.88       1,708,164.24       12/31/2003            2/2/2004      1/2/2009
4113981009      MIDATL        485,110.72         435,064.05        1/22/2004            3/1/2004      2/1/2009
4113981010      MIDATL        368,720.00         358,276.75        6/24/2004            8/2/2004      7/2/2009
4113981011      MIDATL      1,193,580.00       1,177,215.38         7/9/2004            9/1/2004      8/1/2011
4113981012      MIDATL      1,930,300.00       1,902,270.42        7/30/2004            9/1/2004      8/1/2011
4113981013      MIDATL      2,092,880.00       2,092,880.00        9/13/2004          10/13/2004     9/13/2011
4114729004      MIDATL      1,337,143.31       1,114,286.11       12/30/2003            2/1/2004      1/1/2008
4117936006      CAFSF         160,000.00          86,438.20        4/15/2002           5/15/2002     4/15/2007
4118472010      MIDATL        388,428.29         370,996.45        6/18/2004           7/18/2004     6/18/2009
4118542009      MIDATL        164,300.00         140,495.74        4/23/2004           6/10/2004     1/10/2007
4118542010      MIDATL         79,709.00          75,302.43        4/23/2004           6/10/2004     5/10/2011
4118542011      MIDATL         79,524.38          71,114.51        4/23/2004           6/10/2004     1/10/2008
4119049008      SOWSRG        242,527.06         226,483.39         4/7/2004            5/1/2004      3/1/2009
4119049009      SOWSRG        107,771.20         100,617.33         4/7/2004            5/1/2004      3/1/2009
4119587005      MIDWES      1,689,613.34       1,440,268.03       12/19/2003            2/1/2004      1/1/2008
4119713002      MIDATL         44,569.91          43,357.80        6/25/2004            8/1/2004      7/1/2009
4119713003      CAFPHI        362,297.00         358,168.70        7/27/2004           9/10/2004     8/10/2009
4119713004      CAFPHI         85,257.00          85,257.00        7/29/2004           9/10/2004     8/10/2009
4119768008      CAFSF         296,761.90         296,256.90         8/9/2004           10/1/2004      9/1/2009
4122818007      MIDWES     11,861,847.00       7,783,234.43        3/31/2003            5/1/2003      4/1/2010

                                    Combined

4123058004      MIDATL      5,200,000.00       5,197,500.00        9/24/2004           11/9/2004     10/9/2008
4123079007      CAFSER         57,804.30          52,414.82        5/19/2004           7/15/2004     6/15/2007
4123469001      CAFNER        120,795.08          36,666.49       10/18/2001           12/7/2001     11/7/2005
4123470001      CAFNER        367,380.00         149,287.90        9/12/2001           11/1/2001     10/1/2006
4123470002      CAFNER         63,690.00          27,943.75       12/27/2001            2/1/2002      1/1/2007
4124454006      MIDATL        987,197.73         893,178.93       12/29/2003            2/1/2004      1/1/2011
4124454007      MIDATL      1,496,579.00       1,467,793.62        7/22/2004            9/1/2004      8/1/2008
4124454008      MIDATL        956,506.95         943,623.83         8/6/2004            9/6/2004      8/6/2011
4124777015      CAFSF         211,863.00         188,432.16         3/1/2004            4/1/2004      3/1/2008
4125107005      SOWSRG        208,199.45          92,533.05       12/31/2002            2/1/2003      1/1/2006
4125583001      CALREG      5,360,000.00       3,236,441.57        9/28/2001          11/15/2001    10/15/2008
4125748004      MIDWES      1,508,924.60       1,179,672.08        7/29/2003            9/5/2003      7/5/2008
4125748005      MIDWES        964,345.96         939,335.48         7/9/2004            8/9/2004      7/9/2009
4126982001      SOWSRG      3,000,000.00       1,000,000.04        11/2/2001           12/1/2001     11/1/2005
4126982002      SOWSRG        308,033.50         143,749.02       11/15/2002          12/15/2002    11/15/2005
4126982003      SOWSRG        450,000.00         270,000.00        3/14/2003           4/15/2003     3/15/2006
4126982004      SOWSRG        315,400.00         189,240.04        3/24/2003           4/15/2003     4/14/2006
4126982005      SOWSRG        257,337.25         257,337.25        6/22/2004            8/1/2004      7/1/2007
4127635001      CAFSSW        140,000.00          45,380.90       12/21/2001            1/2/2002     12/2/2005
4128069002      MIDATL        624,741.50         624,741.50        9/16/2004           11/1/2004     10/1/2009
4128069003      MIDATL      1,249,483.00       1,249,483.00        9/16/2004           11/1/2004     10/1/2009
4128469001      CALREG        410,829.52         144,267.26       12/20/2001            2/2/2002      1/2/2006
4128558001      CAFNER        220,904.00         109,993.75       12/20/2001            2/2/2002      1/2/2007
4128774002      MIDWES      4,491,383.49       4,117,266.42       11/21/2003            1/1/2004     11/1/2009
4128774003      MIDWES        902,605.25         835,666.26       12/19/2003            2/2/2004     12/2/2009
4128777004      MIDWES      1,565,000.00       1,376,186.75       12/26/2003            2/1/2004     12/1/2008
4128777005      MIDWES        126,104.00         110,889.84       12/26/2003            2/1/2004     12/1/2008
4128784003      MIDWES        602,580.00         548,104.71        3/15/2004           4/15/2004     2/15/2009
4128784004      MIDWES        453,000.00         424,778.95        4/30/2004            6/1/2004      5/1/2009
4128850001      CAFSTL        499,000.00         326,325.60        2/22/2002           3/15/2002     2/15/2009
4128850002      CAFSTL        103,290.00          58,889.19         6/4/2002            7/4/2002      6/4/2007
4129030001      MIDWES      2,000,000.00       1,141,177.31       12/28/2001            2/1/2002      1/1/2007
4129103001      MIDWES      3,500,000.00       1,521,432.50       12/28/2001            2/1/2002      1/1/2007
4129136002      CAFPHI        424,244.00         424,244.00         9/1/2004           10/1/2004      9/1/2009
4129194001      CAFNER        376,767.63         130,296.46       12/31/2001            2/3/2002      1/3/2006
4129194002      CAFNER         75,155.57          32,647.16        4/24/2002            6/6/2002      5/6/2006
4129197005      MIDWES      1,098,065.23         955,474.42        7/21/2003            9/1/2003      7/1/2010
4129197007      MIDWES        608,912.00         568,317.88        4/26/2004            6/1/2004      5/1/2009
4129197008      MIDWES        440,907.04         440,907.04         9/1/2004           10/1/2004      9/1/2009
4129233001      CAFNER        195,166.25          83,449.91       12/28/2001            2/1/2002      7/1/2006
4129437006      CALREG      1,131,075.83         754,523.69       11/27/2002            1/1/2003     12/1/2007
4129462001      CAFSF       1,140,000.00         308,353.46       12/28/2001            2/1/2002      1/1/2007
4129544002      MIDATL      4,800,547.38       4,162,270.24        9/26/2003           10/1/2003      9/1/2008
4130082001      CAFNER        123,200.00          45,879.04        1/29/2002            3/2/2002      2/2/2006
4130082002      CAFNER        209,800.00          86,329.67        3/14/2002            5/1/2002      4/1/2006
4130290003      SOWSRG        371,823.58         284,328.42        7/15/2003            8/1/2003      7/1/2008
4130441001      CALREG        594,000.00         386,767.52         2/6/2002            3/6/2002      2/6/2009
4130441002      CALREG        701,888.76         465,282.00         3/6/2002            4/6/2002      3/6/2009
4130441003      CALREG         47,505.00          31,592.10         4/5/2002            5/6/2002      2/6/2009
4130441007      CALREG      3,117,998.65       2,534,912.84        4/15/2003           5/15/2003     4/15/2010
4130605001      CALREG        456,208.38         230,494.10        2/13/2002           3/13/2002     2/13/2007
4130760001      CAFSF         240,251.00         124,254.73         3/8/2002            4/1/2002      3/1/2007

                                    Combined

4130904007      CAFSF         187,261.70         177,930.60         7/9/2004            8/9/2004      7/9/2007
4131032004      MIDATL      1,400,000.00       1,134,908.57        8/25/2003           9/25/2003     8/25/2008
4131032005      MIDATL      1,054,894.90       1,054,894.90        9/24/2004           11/1/2004     10/1/2010
4131032006      MIDATL        793,015.00         793,015.00        9/24/2004           11/1/2004     10/1/2010
4131417002      CAFSF         115,595.00          61,650.76         4/9/2002           5/25/2002     1/24/2007
4131421005      MIDATL        149,915.00         126,694.96       12/31/2003            2/1/2004      1/1/2008
4131421006      MIDATL        504,078.16         445,813.03         3/1/2004            4/1/2004      3/1/2008
4131421007      MIDATL         66,160.40          61,136.85        4/19/2004           5/19/2004     4/19/2009
4131421008      MIDATL         61,284.50          56,631.19        4/19/2004           5/19/2004     4/19/2009
4131421009      MIDATL        331,722.00         316,930.87        6/10/2004           7/10/2004     6/10/2009
4131421010      MIDATL        185,045.94         176,773.15        6/22/2004           7/22/2004     6/22/2009
4131421011      MIDATL         61,769.22          60,853.01        8/10/2004           9/10/2004     8/10/2009
4131480004      CAFSTL        118,415.46          99,903.87        4/21/2004            5/1/2004     4/30/2007
4131528005      NOEAST        496,774.78         315,560.08        8/13/2003           8/13/2003     8/12/2006
4131528008      NOEAST        124,420.40          88,459.99       10/21/2003           11/1/2003    10/30/2006
4131528009      NOEAST        206,204.72         146,606.38       10/21/2003           11/1/2003    10/30/2006
4131528011      NOEAST        267,980.95         213,695.62        1/23/2004            2/1/2004     1/30/2007
4131528012      NOEAST        130,905.39          96,760.16       11/21/2003           12/1/2003    11/30/2006
4131528013      NOEAST        164,943.15         122,215.62       12/12/2003          12/15/2003    12/14/2006
4131528014      NOEAST        109,189.28          73,351.20       12/22/2003            1/1/2004    12/30/2006
4131528015      NOEAST        220,870.24         169,953.24       12/30/2003            1/1/2004    12/30/2006
4131645002      CAFSSW        261,500.00         236,632.61        4/13/2004            5/1/2004      4/1/2008
4131858005      CAFSSW        237,238.30         237,238.30        8/27/2004           10/1/2004      9/1/2008
4132046001      CAFSF         217,000.00         115,677.46        4/24/2002           5/15/2002     4/15/2007
4132163003      CAFSSW        327,750.00         192,463.02         2/5/2003            3/1/2003      2/1/2007
4132224003      MIDWES      3,986,828.66       3,548,909.13       12/31/2003            2/2/2004      1/2/2010
4132302001      CAFNER        228,810.00          99,561.85        4/15/2002            6/6/2002      5/6/2006
4132305002      CALREG      4,000,000.00       1,877,159.95        6/21/2002            8/1/2002      7/1/2006
4132305003      CALREG      2,173,000.00       1,252,620.65       12/10/2002           1/10/2003    12/10/2006
4132318006      MIDWES        118,700.00         101,086.74       10/23/2003           12/1/2003     10/1/2008
4132318007      MIDWES        415,379.82         362,312.77        3/19/2004            5/1/2004      4/1/2008
4132318008      MIDWES      1,319,815.22       1,232,337.14        4/26/2004            6/1/2004     11/1/2008
4132318009      MIDWES        490,000.00         487,959.73        7/28/2004            9/2/2004      8/2/2009
4132318010      MIDWES        291,355.00         292,885.77        8/26/2004           10/1/2004      9/1/2009
4132412001      CAFPHI        595,497.52         323,919.25        4/18/2002            6/3/2002      5/3/2007
4132506001      CAFSSW         65,937.00          36,784.94         5/1/2002            6/1/2002      5/1/2007
4132506002      CAFSSW         82,500.00          35,888.91        5/13/2002           6/10/2002     5/10/2006
4132506003      CAFSSW        211,266.25         100,832.46        6/21/2002            8/1/2002     7/30/2006
4132560003      CAFSTL        246,354.84         230,265.72        3/23/2004            5/1/2004      4/1/2009
4132563001      CAFNER         29,680.00          13,026.13        4/19/2002            6/1/2002      5/1/2006
4132664001      CAFSSW      1,059,725.00         571,065.45        4/24/2002            6/1/2002      5/1/2007
4132666005      SOWSRG      2,691,761.43       2,108,546.46        8/18/2003           9/15/2003     8/15/2008
4132666006      SOWSRG      2,117,518.51       1,798,287.52       12/12/2003            1/1/2004     12/1/2008
4132666007      SOWSRG      2,057,789.59       2,023,493.10        8/20/2004            9/1/2004      8/1/2009
4132706001      SOWSRG      2,783,393.68       1,266,467.69        5/31/2002            7/1/2002      6/1/2006
4132706002      SOWSRG        565,000.12         267,507.69        7/15/2002            8/1/2002      7/1/2006
4132771009      MIDATL         28,035.00          27,281.14        7/23/2004           8/23/2004     7/23/2007
4132827014      MIDATL        172,739.11         126,965.17        11/4/2003           12/4/2003     11/4/2006
4132827015      MIDATL        310,089.00         249,832.27        11/4/2003           12/4/2003     11/4/2007
4132827016      MIDATL        139,894.50         115,909.65        3/11/2004           4/11/2004     3/11/2007
4132827017      MIDATL         60,000.00          51,658.32        3/11/2004           4/11/2004     3/11/2008
4132827018      MIDATL         83,518.00          73,517.73        4/19/2004           5/19/2004     4/19/2008

                                    Combined

4132827019      MIDATL         71,882.50          61,876.65        4/19/2004           5/19/2004     4/19/2007
4132827020      MIDATL         98,375.50          94,629.83        7/23/2004           8/23/2004     7/23/2008
4132827021      MIDATL        193,216.25         183,152.40        7/23/2004           8/23/2004     7/23/2007
4132827022      MIDATL        175,967.80         175,967.80        9/24/2004           11/1/2004     10/1/2007
4132831001      SOWSRG      1,014,936.00         578,913.24         5/2/2002            6/1/2002      5/1/2006
4132856001      CAFNER      1,500,000.00       1,046,564.57         5/1/2002            6/2/2002      5/2/2009
4133094005      CAFPHI        900,000.00         883,993.88        6/25/2004            8/1/2004      7/1/2009
4133094006      CAFPHI        624,081.65         599,628.99        6/25/2004            8/1/2004      6/1/2006
4133101001      CAFPHI        528,150.00         301,791.48        5/20/2002            7/1/2002      6/1/2007
4133397005      CALREG         69,253.00          69,253.00        9/14/2004          10/14/2004     9/14/2009
4133586001      CALREG        110,160.22          63,818.77         6/5/2002            7/5/2002      6/5/2007
4133665001      CAFSSW        472,021.50         213,974.94        5/30/2002            7/1/2002      6/1/2006
4133768003      CAFSTL        650,000.00         619,459.60        5/18/2004            7/1/2004      6/1/2009
4133840001      CAFSF         292,171.00         132,439.99         6/7/2002            7/7/2002      6/7/2006
4133946001      CAFSF          76,533.55          43,750.09        6/17/2002           7/17/2002     6/17/2007
4133946002      CAFSF          92,430.16          58,504.65       10/22/2002          11/10/2002    10/10/2007
4133946003      CAFSF          58,364.00          39,336.76        12/5/2002            1/5/2003     12/5/2007
4133946004      CAFSF          59,897.00          41,272.70       12/30/2002            2/1/2003      1/1/2008
4134136002      MIDWES      4,065,074.49       3,749,004.65        6/18/2004            8/1/2004      7/1/2008
4134326001      CAFNER        525,000.00         317,431.51        7/16/2002            9/1/2002      8/1/2007
4134335001      CAFSF       2,387,921.18         818,818.30        6/28/2002            8/1/2002      7/1/2009
4134373003      CAFSF         511,247.80         511,247.80         9/2/2004           10/2/2004      9/2/2009
4134387004      MIDWES      1,039,106.39         993,581.22        6/17/2004           7/17/2004     5/17/2009
4134570002      CAFSF       1,164,533.10         470,239.75        7/26/2002            9/1/2002      8/1/2009
4134761001      CAFNER        519,485.00         299,058.42         7/3/2002            8/3/2002      7/3/2007
4134858001      SOWSRG        102,333.28          35,176.96        7/17/2002            8/1/2002      7/1/2006
4134858002      SOWSRG         67,500.00          32,343.75         8/2/2002            9/1/2002      8/1/2006
4134993001      CAFSF         245,456.38         120,951.75         8/1/2002           9/15/2002     8/15/2006
4135039007      MIDATL         35,916.70          30,214.38        3/11/2004           4/11/2004     3/11/2007
4135039008      MIDATL         24,443.60          19,844.69        3/11/2004           4/11/2004     3/11/2007
4135039009      MIDATL        818,528.84         739,091.14        4/19/2004           5/19/2004     4/19/2008
4135039010      MIDATL         96,605.25          92,701.61        7/23/2004           8/23/2004     7/23/2007
4135091006      CAFSSW        117,261.75         117,261.75        9/21/2004          10/15/2004     9/15/2008
4135091007      CAFSSW        905,000.00         905,000.00        9/21/2004          10/10/2004     9/10/2007
4135220001      CAFSF          80,000.00          39,507.91         8/5/2002            9/5/2002      8/5/2006
4135321001      CAFSSW        541,414.80         269,435.61        7/31/2002            9/1/2002      8/1/2006
4135330001      CAFNER        263,466.52         159,242.77        7/25/2002            9/1/2002      8/1/2007
4135413001      CAFSSW        365,380.44         181,234.85        7/26/2002            9/1/2002      8/1/2006
4135580002      MIDWES        103,147.72         100,835.74        7/30/2004            9/1/2004      8/1/2007
4135580003      MIDWES        664,959.70         661,458.32        7/30/2004            9/1/2004      8/1/2011
4135580004      MIDWES        744,663.70         736,703.42        7/30/2004            9/1/2004      8/1/2009
4135775001      CAFSSW         73,050.00          45,480.04         9/6/2002           10/6/2002      9/6/2007
4135819003      SEREG         128,966.20          98,566.27       12/30/2003            2/2/2004     11/2/2006
4135899001      SOWSRG     10,658,310.48       7,125,543.97         8/8/2002            9/8/2002      8/8/2008
4136334001      CAFNER        184,950.00         114,444.28        8/28/2002           10/1/2002      9/1/2007
4136358005      SOWSRG      1,047,590.00         947,699.05        9/19/2003           11/1/2003     10/1/2010
4136358006      SOWSRG        666,400.00         591,224.64         2/4/2004            3/4/2004      2/4/2009
4136358007      SOWSRG      1,102,375.00       1,089,849.45         8/4/2004            9/1/2004      8/1/2011
4136370004      CAFSTL        113,106.81         101,385.14        5/28/2004            6/1/2004     5/30/2007
4136370005      CAFSTL        123,975.00         120,841.22         9/3/2004            9/3/2004      9/2/2007
4136474001      CAFPHI        170,000.00          63,016.51         9/5/2002           11/1/2002     10/1/2005
4136497011      CLSREG        318,801.24         151,569.68        3/11/2003           4/30/2003    12/30/2005

                                    Combined

4136497012      CLSREG         79,391.89          43,612.11        5/23/2003           6/30/2003     3/30/2006
4136497014      CLSREG         74,185.45          47,450.60        8/12/2003           9/30/2003     6/30/2006
4136497016      CLSREG        104,944.91          69,210.89        8/29/2003          10/30/2003     6/30/2006
4136527008      CALREG        854,413.70         647,005.80       12/17/2003           1/15/2004    12/15/2006
4136551003      CALREG        126,058.25         103,961.89       12/12/2003           1/12/2004    12/12/2007
4136551009      CAFSF         328,210.00         313,598.63        5/25/2004            7/1/2004      6/1/2009
4136551011      CAFSF         282,998.99         282,998.99        9/24/2004           11/1/2004     10/1/2008
4136675001      CAFNER        453,374.77         280,597.39        9/16/2002           11/1/2002      9/1/2007
4136785004      CAFSSW        167,182.75         147,993.75        3/23/2004            5/1/2004      4/1/2008
4136916001      CAFSSW        700,000.00         377,447.19        9/20/2002           11/1/2002     10/1/2006
4136926001      CAFSSW        450,780.00         302,606.38        9/26/2002          10/20/2002     9/20/2006
4136926002      CAFSSW         89,000.00          61,221.18        9/26/2002          10/20/2002     9/20/2006
4136926003      CAFSSW        451,461.00         317,268.43       11/18/2002          12/11/2002    12/11/2006
4137097002      CLSREG      2,464,401.14       1,070,925.85       12/23/2002            2/1/2003     11/1/2005
4137176002      CAFSF         195,750.00         190,456.62        7/12/2004           8/12/2004     7/12/2009
4137252003      MIDWES        177,788.00         154,803.28        8/18/2003           10/1/2003      9/1/2008
4137252004      MIDWES        352,968.00         303,718.15        9/15/2003          10/15/2003     9/15/2008
4137359001      CAFNER         36,000.00          13,771.88       10/11/2002          11/11/2002    10/11/2005
4137441001      CAFSSW         77,700.00          51,033.45       10/11/2002           12/1/2002     11/1/2007
4137488001      CAFPHI        400,700.00         254,181.46        10/8/2002          11/10/2002    10/10/2007
4137488002      CAFPHI        241,505.00         157,310.31        11/8/2002          12/10/2002    11/10/2007
4137622001      CAFPHI        291,300.00         195,789.95       11/27/2002            1/1/2003     12/1/2007
4137629012      CAFPHI        306,606.63         246,558.20        9/26/2003           11/1/2003     10/1/2007
4137629013      CAFPHI         50,730.00          39,784.03        9/30/2003           11/1/2003     10/1/2007
4137683013      SOWSRG      2,680,894.08       2,106,416.79       12/18/2003           1/15/2004     6/15/2007
4137821001      CAFNER        391,844.70         257,694.91        11/7/2002           12/7/2002     11/7/2007
4137918001      CAFSF       1,949,071.10         770,745.89       10/25/2002           12/1/2002     11/1/2005
4137932001      CAFSF       2,371,043.47         966,143.27       10/25/2002           12/1/2002     11/1/2005
4137937001      CAFSF         841,085.73         332,589.79       10/25/2002           12/1/2002     11/1/2005
4137938002      CLSREG        372,918.30         201,579.05       11/15/2002           12/1/2002     8/30/2006
4137976004      CLSREG        111,530.80          93,857.62       12/26/2003           4/15/2004    10/15/2006
4138068009      SOWSRG      1,800,266.95       1,675,248.40        3/30/2004            5/1/2004      4/1/2010
4138068010      SOWSRG      1,494,929.30       1,411,877.66        4/23/2004            6/1/2004      5/1/2010
4138068011      SOWSRG      1,104,250.00       1,073,576.38        6/23/2004            8/1/2004      7/1/2010
4138068012      SOWSRG      1,361,177.45       1,323,363.47        6/30/2004            8/1/2004      7/1/2010
4138068013      SOWSRG      1,804,594.26       1,804,594.26        9/16/2004           11/1/2004     10/1/2006
4138199001      CAFPHI        346,461.89         175,460.46        11/6/2002           12/6/2002     11/6/2006
4138279002      SOWSRG        304,216.00         280,766.55       12/30/2003            2/1/2004      1/1/2011
4138562002      CAFPHI        681,435.00         568,847.90        4/11/2003            6/1/2003      5/1/2010
4138687006      CAFSTL        168,106.64         168,106.64         9/2/2004           10/2/2004      9/2/2009
4138709003      CAFSTL         38,565.00          28,394.98       10/24/2003           12/1/2003     11/1/2006
4138709004      CAFSTL        301,275.00         243,127.28       10/24/2003           12/1/2003     11/1/2007
4138709005      CAFSTL        165,195.00         140,309.93       10/24/2003           12/1/2003     11/1/2008
4138709006      CAFSTL        158,330.00         130,856.98       11/26/2003            1/1/2004     12/1/2007
4138709007      CAFSTL        427,496.00         416,578.81        6/23/2004            8/1/2004      7/1/2010
4138712003      CAFSTL        124,680.00          91,800.63       10/24/2003           12/1/2003     11/1/2006
4138712004      CAFSTL        256,680.00         226,060.82       12/19/2003            2/1/2004      1/1/2009
4138712006      CAFSTL         62,272.00          62,272.00        9/15/2004          10/15/2004     9/15/2009
4139279001      CAFSF         664,061.45         446,202.69       12/12/2002           1/12/2003    12/12/2007
4139285001      CAFSF       1,249,830.98         859,200.68       12/17/2002            2/1/2003      1/1/2008
4139383006      CALREG        905,413.42         812,863.10       10/30/2003           12/1/2003     10/1/2010
4139663001      CAFSF       1,281,426.40         590,569.67       12/31/2002            2/1/2003      1/1/2006

                                    Combined

4139808002      CAFPHI        100,000.00          78,917.38        4/29/2003            6/5/2003      2/5/2009
4139808003      MIDATL         44,197.50          40,576.95         6/8/2004           7/14/2004     6/14/2007
4139808004      MIDATL         27,228.59          26,377.59        7/16/2004            9/2/2004      8/2/2007
4139808005      MIDATL         18,308.51          18,308.51        9/10/2004          10/10/2004     9/10/2007
4139838001      MIDWES        297,323.82         202,737.03       12/27/2002            2/2/2003      1/2/2008
4139838002      MIDWES        604,035.90         432,137.11         3/3/2003            4/3/2003      3/3/2008
4139838003      MIDWES      1,058,277.90       1,063,477.89        8/26/2004           10/1/2004      9/1/2009
4139916002      MIDWES        951,000.00         880,827.41         4/8/2004            5/8/2004      3/8/2009
4139946002      CLSREG        291,440.50         182,552.26        8/29/2003            9/1/2003      5/1/2006
4139946003      CLSREG         69,990.14          53,997.12       12/17/2003            2/1/2004      9/1/2006
4140004001      CAFPHI        131,500.00          79,276.31       12/31/2002           2/12/2003     1/12/2007
4140004004      CAFPHI        131,500.00          82,168.32       12/31/2002            3/1/2003      2/1/2007
4140004005      CAFPHI        131,500.00          82,168.32       12/31/2002            3/1/2003      2/1/2007
4140004006      CAFPHI        238,795.00         143,891.85       12/31/2002           2/10/2003     1/10/2007
4140004007      CAFPHI        238,315.00         143,666.10       12/31/2002           2/15/2003     1/15/2007
4140004008      CAFPHI        238,603.00         143,700.37       12/31/2002            2/1/2003      1/1/2007
4140171003      CAFSF         132,000.00         121,700.96        5/21/2004            7/1/2004      6/1/2007
4140171004      CAFSF         175,000.00         165,172.18        7/30/2004           8/30/2004     7/30/2007
4140392001      CAFPHI        199,606.72         135,839.84        1/13/2003            3/5/2003      2/5/2008
4140392002      CAFPHI        120,917.12          94,367.22        2/28/2003            5/1/2003      4/1/2008
4140527005      CLSREG         47,553.35          20,592.70        1/16/2003            2/1/2003     11/1/2005
4140895002      CAFPHI        240,675.00         169,307.58        3/26/2003            5/8/2003      4/8/2008
4140954002      CAFPHI      1,541,626.46       1,241,860.79       10/24/2003           12/2/2003     11/2/2007
4141141001      SOWSRG      4,941,362.84       4,068,068.46         3/7/2003            4/1/2003      3/1/2010
4141239003      MIDWES      1,244,600.00       1,235,859.95        8/11/2004           9/11/2004     2/11/2010
4141239004      MIDWES        797,250.00         798,957.44        9/15/2004          10/15/2004     3/15/2010
4141239005      MIDWES        241,695.00         242,220.69        9/15/2004          10/15/2004     3/15/2010
4141449001      CAFPHI      1,469,433.00       1,211,084.91        3/11/2003           4/11/2003     4/11/2010
4141548001      CAFSTL        300,000.00         206,593.38         5/2/2003            6/2/2003      5/2/2007
4141714007      CAFPHI        141,356.00         123,110.32        4/13/2004           5/13/2004     4/13/2007
4141729002      CAFSF         350,000.00         350,000.00        9/23/2004           11/1/2004     10/1/2008
4141900002      CAFSSW        468,562.50         468,562.50        9/24/2004           11/1/2004     10/1/2008
4141963002      MIDWES      3,000,000.00       1,982,486.93        3/17/2003           4/17/2003     3/17/2009
4141994003      MIDATL        551,967.15         484,243.28       12/30/2003           1/11/2004     1/10/2009
4141994004      MIDATL      2,455,279.68       2,357,068.50        6/25/2004            8/1/2004      7/1/2010
4141994005      MIDATL      2,261,848.00       2,171,374.08        6/25/2004            8/1/2004      7/1/2010
4141995001      CAFNER        326,000.00         236,116.43        3/17/2003           4/17/2003     3/17/2008
4142136003      MIDWES      2,009,980.97       2,009,980.97        8/20/2004           10/1/2004      9/1/2008
4142141002      CAFPHI        523,784.02         349,660.88        3/21/2003           5/15/2003     4/15/2007
4142141003      CAFPHI        292,729.26         199,696.20        3/21/2003           5/15/2003     6/15/2007
4142141004      CAFPHI        183,310.93          88,836.33        3/21/2003           5/15/2003    12/15/2005
4142141005      CAFPHI        849,779.31         522,895.77        3/21/2003           5/15/2003    10/15/2006
4142141007      CAFPHI        463,584.44         309,876.99        3/21/2003           5/15/2003     4/15/2007
4142408003      CAFPHI        178,988.00         165,908.12        4/22/2004            6/1/2004      5/1/2008
4142449003      MIDATL        944,915.14         886,812.48        5/27/2004            7/1/2004      5/1/2009
4142529002      CLSREG      1,707,794.17       1,038,604.16        6/20/2003            8/1/2003      5/1/2006
4142529003      CLSREG        499,438.06         303,312.62        7/15/2003           7/31/2003     4/30/2006
4142529004      CLSREG        261,464.06         209,989.61        2/13/2004            3/1/2004     11/1/2006
4142619002      SOWSRG        623,144.00         604,777.24        6/23/2004            8/1/2004      7/1/2009
4142777002      CALREG        280,787.63         229,439.41        8/22/2003           10/1/2003      9/1/2008
4142777003      CALREG        802,357.83         655,628.87        8/22/2003           10/1/2003      9/1/2008
4142801002      MIDATL        678,000.00         632,683.06        3/29/2004            5/1/2004      4/1/2009

                                    Combined

4142979001      NOEAST         51,664.13          33,671.33         5/2/2003            6/2/2003      5/2/2007
4143007003      CAFSSW        280,047.20         263,027.64        4/26/2004            6/1/2004      5/1/2009
4143007004      CAFSSW        280,047.20         267,633.42        5/21/2004            7/1/2004      6/1/2009
4143007005      CAFSSW        280,047.20         271,767.56        6/24/2004            8/1/2004      7/1/2009
4143007006      CAFSSW        280,047.20         275,533.13        8/12/2004            9/5/2004      8/5/2009
4143071001      CAFSSW         91,004.00          68,703.26        4/30/2003            6/1/2003      5/1/2008
4143071006      CAFSSW         27,500.00          26,120.68        6/25/2004            8/1/2004      7/1/2007
4143080002      CAFSTL        472,000.00         447,351.69        4/16/2004            6/1/2004      5/1/2009
4143080003      CAFSTL        283,200.00         272,964.39         5/6/2004            7/1/2004      6/1/2009
4143199002      MIDWES        262,650.00         155,438.66        8/11/2003           9/11/2003     8/11/2008
4143199003      MIDWES         93,000.00          61,097.02       10/15/2003          11/15/2003    10/15/2008
4143235002      CAFSSW        150,500.00         136,499.10        3/22/2004            5/1/2004      4/1/2008
4143235003      CAFSSW        330,000.00         298,332.68         4/9/2004            5/1/2004      4/1/2008
4143235004      CAFSSW        200,500.00         197,490.11        7/15/2004            9/1/2004      8/1/2008
4143266003      CAFPHI        251,717.74         251,717.74        9/21/2004           11/3/2004      7/3/2008
4143267005      CAFSTL        101,935.50          98,999.56        6/22/2004            8/1/2004      7/1/2009
4143608001      CAFSF       1,073,501.00         733,930.91        5/15/2003           6/15/2003     5/15/2007
4143608002      CAFSF         106,532.11          87,878.13       11/17/2003            1/1/2004     12/1/2007
4143623001      SEREG       2,479,972.91       1,486,782.36        6/20/2003           7/20/2003     6/20/2006
4143772001      CLSREG        215,737.28          87,828.75        5/23/2003            7/1/2003    12/30/2005
4143884004      MIDATL        478,060.00         450,573.78        4/22/2004            6/3/2004      5/3/2009
4143955001      MIDWES        265,000.00         215,389.92         8/6/2003            9/6/2003      8/6/2008
4144015001      MIDWES        405,967.00         312,440.42        5/28/2003            7/2/2003      6/2/2008
4144027001      SOWSRG      1,844,013.04       1,110,663.64        5/23/2003            7/1/2003      6/1/2006
4144027002      SOWSRG      1,912,907.64       1,912,907.64        9/24/2004           11/1/2004     10/1/2009
4144079002      NOEAST        237,132.44         204,447.83        6/23/2003            8/1/2003      6/1/2010
4144079003      NOEAST        448,661.08         386,405.58        6/26/2003            8/1/2003      6/1/2010
4144079004      NOEAST        272,790.00         234,847.59        7/10/2003           8/10/2003     6/10/2010
4144154004      SOWSRG        731,984.06         560,607.56        12/1/2003            1/1/2004     12/1/2006
4144156001      MIDATL         99,227.98          77,540.12         6/4/2003            7/4/2003      6/4/2008
4144156004      MIDATL        332,456.66         283,515.17        12/1/2003            1/1/2004      6/1/2008
4144156005      MIDATL        550,000.00         525,046.71        6/29/2004            8/5/2004      7/5/2007
4144188001      NOEAST        174,000.00         132,068.41        5/30/2003            7/1/2003      6/1/2008
4144269007      CALREG      2,431,137.77       2,250,559.32         4/9/2004           5/15/2004     3/15/2009
4144348002      SEREG         398,205.00         338,035.63        8/26/2003           10/1/2003      9/1/2009
4144365003      CAFSER        209,434.65         164,213.78       10/17/2003          11/17/2003    10/17/2007
4144419003      CAFSF         199,810.00         199,810.00         9/9/2004           10/9/2004      9/9/2009
4144509002      NOEAST         93,496.00          66,883.06        7/17/2003           7/17/2003     4/16/2008
4144509003      NOEAST        232,270.00         170,059.70        8/22/2003           8/22/2003     5/21/2008
4144509004      NOEAST        702,714.70         547,315.45       11/18/2003          11/18/2003     8/17/2008
4144509005      NOEAST        278,834.04         246,440.70        6/10/2004           6/10/2004      3/9/2009
4144513001      CLSREG        612,656.98         365,799.45        6/11/2003            8/1/2003      4/1/2006
4144565001      CALREG         44,372.00          31,435.68       10/15/2003          11/15/2003    10/15/2006
4144591001      CALREG         44,122.00          31,264.10       10/15/2003          11/15/2003    10/15/2006
4144628003      MIDATL        201,555.80         191,021.15        4/29/2004            6/1/2004      5/1/2011
4144635003      MIDATL        240,625.00         228,227.71         5/3/2004           6/15/2004    11/15/2009
4144635004      MIDATL        287,000.00         265,615.48        5/10/2004           6/15/2004     5/15/2008
4144635005      MIDATL        167,284.16         159,276.50        5/28/2004           7/15/2004    12/15/2008
4144793001      CLSREG        612,359.38         333,900.23        6/20/2003            7/1/2003      2/1/2006
4144920001      NOEAST        100,000.00          61,934.38        8/25/2003            9/1/2003     8/30/2006
4145023001      NOEAST      3,300,000.00       3,004,950.91        7/11/2003           8/11/2003     7/11/2013
4145023002      NOEAST      4,400,000.00       4,119,258.82        9/30/2003           11/1/2003     10/1/2013

                                    Combined

4145212001      CLSREG        567,874.39         373,232.31         7/2/2003          10/15/2003     4/15/2006
4145212002      CLSREG        256,098.08         175,004.13        9/24/2003          10/15/2003     7/15/2006
4145212003      CLSREG         76,191.15          63,849.80        1/13/2004           4/15/2004    10/15/2006
4145478001      CALREG         48,797.00          30,581.59        7/15/2003           8/15/2003     7/15/2006
4145488001      MIDWES         56,524.00          42,813.74         8/8/2003            9/8/2003      8/8/2007
4145488002      MIDWES         83,812.05          58,047.79        8/27/2003           10/1/2003      9/1/2006
4145488003      MIDWES        109,000.00          86,852.76        9/25/2003           11/1/2003     10/1/2007
4145488004      MIDWES        321,850.00         275,978.16       12/19/2003            2/2/2004      1/2/2008
4145512001      CAFPHI         38,000.00          24,838.98        7/17/2003            9/1/2003      8/1/2006
4145512002      CAFPHI      1,123,268.00         881,264.88        9/26/2003           11/1/2003     10/1/2007
4145512003      CAFPHI         82,130.00          67,701.44       11/24/2003            1/1/2004     12/1/2007
4145512004      CAFPHI      1,046,021.70         830,158.43        12/8/2003            2/1/2004      2/1/2007
4145581001      SOWSRG        516,059.20         377,387.51        7/24/2003           8/15/2003     8/14/2006
4145581002      SOWSRG        855,200.00         661,649.19         9/2/2003          10/15/2003     9/15/2007
4145581003      SOWSRG        610,460.80         496,177.65       11/18/2003          12/15/2003    11/15/2006
4145750001      MIDWES         16,637.02          12,871.97         8/1/2003            8/1/2003     7/30/2008
4145759007      MIDWES         28,287.01          25,093.01       12/12/2003           1/12/2004    12/12/2007
4145759008      MIDWES        128,840.00         121,482.09        1/14/2004           2/14/2004     1/14/2010
4145763007      CLSREG      1,793,407.04       1,451,749.90        2/27/2004           2/29/2004    12/29/2006
4145770001      CAFPHI        432,338.00         348,206.46        7/29/2003            9/5/2003      8/5/2008
4145778002      CAFPHI         50,000.00          45,958.09         4/8/2004            5/8/2004     10/8/2008
4145778003      CAFPHI        168,165.89         157,529.86        5/14/2004           6/14/2004    11/14/2008
4145778005      CAFPHI         33,665.75          31,175.55        6/17/2004           7/17/2004     6/17/2007
4145792001      SOWSRG      1,101,000.00         892,423.58        7/30/2003            9/1/2003      8/1/2008
4145808001      CAFSSW        340,903.60         273,865.76         8/1/2003            9/1/2003      8/1/2008
4145884002      MIDWES        523,492.32         475,447.85         3/5/2004            4/5/2004      3/5/2009
4145884003      MIDWES      1,132,975.94       1,133,948.45        9/24/2004           11/1/2004     10/1/2009
4145956001      MIDWES        540,480.00         445,015.20        8/27/2003           10/1/2003      8/1/2008
4145956002      MIDWES      1,351,200.00       1,107,831.34         9/4/2003           10/4/2003      8/4/2008
4145956003      MIDWES        900,800.00         738,928.00        9/23/2003           11/1/2003      9/1/2008
4145956004      MIDWES        789,294.60         705,601.30        1/21/2004            3/1/2004      2/1/2009
4145956005      MIDWES        442,923.80         401,147.26         3/5/2004            4/5/2004      3/5/2009
4145962001      CAFPHI        191,227.00         153,362.34         8/5/2003            9/5/2003      8/5/2008
4145962002      CAFPHI        583,928.80         495,518.59        10/7/2003           12/1/2003     11/1/2008
4146051001      MIDATL        457,675.00         359,623.79       10/22/2003           12/1/2003     11/1/2007
4146108001      CLSREG        111,892.28          73,810.97         8/6/2003           10/1/2003      4/1/2006
4146108003      CLSREG         12,977.66          10,902.19        1/15/2004            4/1/2004     10/1/2006
4146108004      CLSREG         74,002.36          62,167.52        1/15/2004            4/1/2004     10/1/2006
4146108005      CLSREG         33,860.56          28,445.41        1/15/2004            4/1/2004     10/1/2006
4146143001      NOEAST      8,981,292.88       7,535,210.91        8/14/2003           9/14/2003     8/14/2009
4146164001      SEREG         532,560.00         466,444.15        8/18/2003            9/8/2003      8/8/2010
4146164002      SEREG         532,560.00         465,645.77        10/1/2003           11/1/2003     10/1/2008
4146177001      SEREG         735,872.25         611,781.49         9/5/2003           10/5/2003      8/5/2008
4146177002      SEREG       1,041,093.51         720,792.96         9/5/2003           10/5/2003      8/5/2006
4146177003      SEREG         436,790.29         313,589.22       10/15/2003          11/15/2003     9/15/2006
4146177004      SEREG         570,234.65         424,400.28       10/31/2003          11/30/2003     9/30/2006
4146238001      MIDWES        177,788.00         154,803.28        8/18/2003           10/1/2003      9/1/2008
4146243001      NOEAST      3,611,169.18       3,029,733.16        8/14/2003           9/14/2003     8/14/2009
4146254001      CALREG        305,662.50         200,853.78        8/13/2003           9/15/2003     8/15/2006
4146261001      CAFPHI         61,884.80          48,145.46        8/29/2003           10/4/2003      9/4/2007
4146296001      CAFSSW      2,066,750.20       1,608,560.04        8/13/2003           9/15/2003     8/15/2008
4146341001      CAFSER        194,231.00         166,347.51        8/22/2003           10/1/2003      9/1/2008

                                    Combined

4146341004      CAFSER         17,726.33          15,298.10       11/19/2003            1/2/2004     12/2/2007
4146486003      CAFSF         413,848.00         413,848.00         9/9/2004          10/10/2004     9/10/2008
4146498001      CLSREG      2,200,000.00       1,702,435.27        8/26/2003            9/1/2003     6/30/2007
4146583001      CAFPHI        994,681.91         811,306.81         9/5/2003           10/5/2003      8/5/2008
4146604004      CAFSSW         65,033.00          62,492.19        6/29/2004            8/1/2004      7/1/2008
4146604005      CAFSSW         24,582.30          24,226.16         7/9/2004            9/1/2004      8/1/2008
4146668001      SOWSRG         65,097.26          50,365.21         9/9/2003          10/15/2003     9/15/2007
4146681001      MIDWES      3,716,572.57       2,301,942.79         9/3/2003           10/3/2003      9/3/2006
4146709001      MIDATL        472,850.00         360,274.23         9/2/2003           10/2/2003      8/2/2007
4146746004      CAFSF         355,010.98         339,346.06        5/25/2004            7/1/2004      5/1/2009
4146746005      CAFSF       2,365,459.44       2,298,523.36        6/25/2004            8/1/2004      7/1/2009
4146746006      CAFSF       1,136,351.50       1,120,309.00        8/10/2004           9/10/2004     8/10/2009
4146746007      CAFSF       1,081,510.70       1,081,510.70        8/27/2004           10/1/2004      9/1/2009
4146746008      CAFSF       1,126,722.01       1,126,722.01        9/24/2004           11/1/2004     10/1/2009
4146746009      CAFSF         716,817.65         716,817.65        9/24/2004           11/1/2004     10/1/2009
4146800003      MIDWES        943,750.00         948,141.15        8/24/2004           10/1/2004      9/1/2009
4146801001      CLSREG        543,111.91         409,865.22         9/3/2003           9/24/2003     7/24/2007
4146801002      CLSREG        144,656.21         106,818.46         9/3/2003           9/26/2003     5/26/2006
4146801003      CLSREG        222,272.62         164,132.72         9/3/2003           9/26/2003     5/26/2006
4146853003      SEREG         280,227.03         230,301.38       12/23/2003            1/3/2004      1/2/2008
4146865001      CLSREG        776,288.12         510,532.77         9/5/2003           10/1/2003      4/1/2006
4147109001      MIDATL        216,287.98         149,367.63        9/15/2003          10/15/2003     9/15/2006
4147109002      MIDATL        510,000.00         488,190.50        3/26/2004            5/1/2004      4/1/2007
4147137001      MIDWES        413,885.00         353,439.75        9/23/2003           11/1/2003     10/1/2007
4147137002      MIDWES        248,331.00         195,592.26        9/23/2003           11/1/2003      4/1/2006
4147182004      CAFSTL         90,030.00          80,630.10        3/19/2004            5/1/2004      3/1/2008
4147226001      NOEAST        415,002.00         255,038.11        10/1/2003           11/1/2003      1/1/2006
4147243001      CAFSSW        374,000.00         285,670.77        9/26/2003           11/1/2003     10/1/2007
4147258001      CALREG      2,508,879.01       2,175,667.37        9/24/2003           11/1/2003      9/1/2009
4147258002      CALREG        629,980.71         505,998.80       12/31/2003            2/1/2004      9/1/2009
4147304001      CALREG        506,514.61         298,408.17        9/26/2003           11/1/2003     11/1/2006
4147304002      CALREG         98,739.00          58,274.70        11/5/2003           12/5/2003     12/5/2006
4147304005      CAFSF          98,683.88          70,880.99        5/11/2004           5/11/2004     5/11/2007
4147304006      CAFSF         160,964.00         122,328.86        6/30/2004            7/1/2004      7/1/2007
4147366001      MIDATL      1,182,853.98       1,028,844.01        9/26/2003           10/1/2003      9/1/2008
4147368001      CLSREG        240,633.36         165,372.61        9/26/2003           11/1/2003      7/1/2006
4147391001      MIDWES        455,932.88         338,551.89        11/4/2003           12/4/2003     11/4/2006
4147396001      CLSREG      1,032,225.34         696,941.68        9/26/2003           11/1/2003      6/1/2006
4147492001      CAFPHI         83,474.36          69,996.94        10/1/2003           11/1/2003     10/1/2008
4147492002      CAFPHI         91,753.02          78,498.77       10/27/2003           12/4/2003     11/4/2008
4147616001      SEREG          31,988.87          24,672.52       10/21/2003           1/15/2004    10/15/2006
4147817001      CALREG        416,634.69         351,812.89       10/22/2003           12/1/2003     11/1/2008
4147817002      CALREG         80,562.00          70,604.85        1/14/2004           2/14/2004     1/14/2009
4147883001      CALREG         44,722.00          31,683.65       10/15/2003          11/15/2003    10/15/2006
4147884001      CALREG         31,449.00          22,280.26       10/15/2003          11/15/2003    10/15/2006
4147942003      CAFSTL         66,500.00          56,212.17        3/15/2004           4/15/2004     3/15/2007
4147942004      CAFSTL         40,000.00          35,945.22        5/10/2004           6/10/2004     5/10/2007
4147971001      CAFSF       1,514,272.00       1,292,471.12       10/31/2003          12/15/2003    11/15/2010
4148063002      MIDWES      4,492,577.55       3,435,500.51       10/27/2003           12/1/2003      5/1/2007
4148126001      MIDATL      1,600,000.00       1,391,415.98        12/1/2003            1/1/2004     12/1/2008
4148220001      MIDATL        585,000.00         485,745.04        12/1/2003            1/1/2004     12/1/2008
4148241002      CAFSTL        463,400.00         437,149.76         4/8/2004            5/8/2004      4/8/2009

                                    Combined

4148279003      CAFPHI        283,000.00         262,413.30        3/26/2004            5/1/2004      4/1/2009
4148306001      SEREG          93,174.00          79,044.80        11/4/2003           12/4/2003     11/4/2008
4148339001      SEREG       3,417,447.91       2,819,210.12       10/31/2003          12/15/2003    11/15/2008
4148351001      CALREG      1,047,738.79         887,619.14       10/31/2003           12/1/2003     11/1/2008
4148425001      MIDATL        341,855.06         296,434.42        12/3/2003            1/3/2004     12/3/2008
4148441001      CALREG        834,592.39         661,933.03       10/31/2003           12/1/2003     11/1/2006
4148508001      MIDWES        554,557.75         458,720.12       11/24/2003            1/1/2004     12/1/2007
4148508002      MIDWES        670,000.00         589,856.98         4/7/2004            5/7/2004      5/7/2007
4148578001      SOWSRG        380,746.80         330,234.52        12/1/2003          12/10/2003    11/10/2008
4148593001      SEREG         558,300.00         449,342.66       11/10/2003          12/10/2003    11/10/2007
4148612002      SOWSRG      1,500,000.00       1,500,000.00        9/23/2004           11/1/2004     10/1/2011
4148623001      SOWSRG        151,256.00         133,535.32       12/19/2003           1/12/2004    12/12/2008
4148623002      SOWSRG         61,500.00          55,831.84        2/25/2004           3/10/2004     2/10/2009
4148623003      SOWSRG         87,042.39          79,158.27         3/4/2004            4/1/2004      3/1/2009
4148687003      MIDWES      1,258,952.11       1,187,576.86         5/3/2004            6/3/2004      1/3/2008
4148696001      SEREG         614,355.99         531,859.93       11/14/2003            1/1/2004     12/1/2008
4148747001      SEREG       1,444,379.00       1,073,714.06       11/17/2003          12/17/2003    11/17/2006
4148747002      SEREG          64,421.00          47,898.39       11/17/2003          12/17/2003    11/17/2006
4148770001      CAFSER         79,883.65          67,603.23       11/19/2003            1/2/2004     12/2/2007
4148794001      MIDWES         35,000.00          28,408.21       12/17/2003            2/1/2004      5/1/2007
4148794002      MIDWES         95,000.00          77,107.30       12/17/2003            2/1/2004      5/1/2007
4148804001      CALREG      3,777,040.82       3,203,828.90       11/12/2003          12/15/2003    10/15/2008
4149191001      MIDWES        767,880.00         691,081.00       11/21/2003            1/1/2004     12/1/2008
4149191002      MIDWES        624,819.20         562,330.21       12/16/2003           1/16/2004    12/16/2008
4149191003      MIDWES      1,670,199.08       1,670,199.08        8/18/2004           10/1/2004      9/1/2009
4149191004      MIDWES      2,206,764.01       2,206,764.01        8/20/2004           10/1/2004      9/1/2009
4149225001      SEREG         193,082.80         149,340.27       11/26/2003            1/1/2004     12/1/2006
4149228001      MIDWES        161,508.00         133,449.80       11/20/2003            1/1/2004     12/1/2007
4149228002      MIDWES        265,000.00         224,131.24       12/11/2003            2/1/2004      1/1/2008
4149228003      MIDWES         73,000.00          66,019.31        3/18/2004            5/1/2004      4/1/2008
4149228004      CAFSTL        778,000.00         778,798.54        9/24/2004           11/2/2004     10/2/2008
4149244001      NOEAST        389,464.54         355,174.42         1/9/2004            2/9/2004     12/9/2009
4149244003      NOEAST        434,299.59         425,395.61        6/18/2004            8/1/2004      7/1/2010
4149285001      MIDWES        314,500.00         272,254.41       11/24/2003            1/5/2004     11/5/2008
4149318001      CALREG        167,485.89         144,592.69       11/26/2003            1/1/2004     12/1/2008
4149318002      CALREG         30,830.25          23,490.18       11/26/2003            1/1/2004     12/1/2006
4149318003      CALREG         58,589.34          51,473.62       12/23/2003            2/1/2004      1/1/2009
4149323001      CALREG      2,000,000.00       1,770,598.12       12/12/2003            2/1/2004     12/1/2008
4149345001      CALREG      4,223,434.33       4,004,512.36       11/26/2003            1/1/2004     12/1/2013
4149345002      CALREG      5,470,351.43       5,186,795.41       11/26/2003            1/1/2004     12/1/2013
4149345003      MIDWES        479,900.00         470,273.22        4/15/2004            6/1/2004      5/1/2014
4149347004      CALREG      1,000,109.20         977,788.63        6/21/2004            8/1/2004      7/1/2011
4149384001      MIDATL        461,629.56         401,918.52        12/2/2003            1/1/2004     12/1/2008
4149401001      NOEAST      7,500,000.00       6,741,269.11       12/23/2003            2/1/2004      1/1/2009
4149561001      SOWSRG      4,600,000.00       4,066,650.37        12/5/2003            1/4/2004      4/4/2010
4149580001      SEREG         266,758.30         224,683.32        12/9/2003            1/1/2004      1/1/2008
4149580002      SEREG          73,329.23          61,764.90        12/9/2003            1/1/2004      1/1/2008
4149580003      SEREG         171,513.28         140,192.49       12/23/2003            1/1/2004     12/1/2007
4149580004      SEREG          93,495.00          74,757.34       12/23/2003            1/1/2004     12/1/2007
4149638001      MIDWES        223,735.08         197,543.22       12/10/2003            2/2/2004     12/2/2008
4149638002      MIDWES        411,485.00         363,328.17       12/11/2003            2/3/2004     12/3/2008
4149638003      MIDWES        411,485.00         363,328.17       12/11/2003            2/3/2004     12/3/2008

                                    Combined

4149638004      MIDWES        411,485.00         363,328.17       12/11/2003            2/3/2004     12/3/2008
4149638005      MIDWES        399,413.00         352,668.96       12/11/2003            2/3/2004     12/3/2008
4149638007      MIDWES        439,985.00         388,492.78       12/11/2003            2/3/2004     12/3/2008
4149638008      MIDWES        223,734.99         197,512.07       12/17/2003            2/2/2004     12/2/2008
4149638009      MIDWES        166,428.00         146,918.73       12/30/2003            2/1/2004     12/1/2008
4149680001      SEREG         147,000.00         124,358.11       12/11/2003           2/11/2004     1/11/2008
4149773001      SOWSRG        434,853.67         402,975.29        3/11/2004            5/1/2004      4/1/2009
4149774001      SOWSRG        274,231.25         209,584.96       12/15/2003            1/1/2004     12/1/2006
4149774002      SOWSRG        335,650.00         265,921.06       12/31/2003            2/1/2004      1/1/2007
4149774003      CAFSSW        287,812.50         266,623.09        5/20/2004            7/1/2004      6/1/2007
4149790001      MIDWES      4,812,999.89       4,239,386.77       12/19/2003            2/1/2004      1/1/2009
4149839001      MIDWES      1,500,000.00       1,157,251.33       12/12/2003           1/12/2004    12/12/2007
4149865001      SOWSRG        394,840.00         358,609.59       12/16/2003           1/12/2004    12/12/2010
4149872001      MIDWES      1,626,793.47       1,282,307.52       12/19/2003            2/1/2004      1/1/2007
4149891001      SEREG       3,000,000.00       2,525,252.47       12/30/2003            2/2/2004      1/2/2008
4149905001      MIDWES        919,849.00         830,352.97       12/12/2003          12/12/2003    12/11/2010
4149912001      SOWSRG        262,303.88         215,876.39       12/16/2003           1/12/2004    12/12/2007
4149940001      SEREG       1,998,554.98       1,718,757.28       12/15/2003           3/15/2004    12/15/2008
4149940002      SEREG         907,989.16         780,870.70       12/31/2003            3/2/2004     12/2/2008
4149940003      SEREG       1,503,095.34       1,292,661.97        1/30/2004            3/1/2004     12/1/2008
4149940004      SEREG          95,016.00          81,713.76        1/29/2004            3/1/2004      2/1/2009
4149940005      SEREG       1,295,776.82       1,114,368.04         2/6/2004            3/6/2004     12/6/2008
4149940006      SEREG       1,282,210.96       1,102,701.42        2/13/2004           3/13/2004    12/13/2008
4149940007      SEREG         326,029.00         299,946.68        4/14/2004            6/1/2004      5/1/2009
4149940008      SEREG         328,302.74         315,170.64        7/16/2004           8/15/2004     7/15/2009
4149954001      MIDWES      2,203,858.22       1,523,549.20       12/15/2003           1/15/2004    12/15/2006
4150001001      MIDWES      1,215,121.08       1,052,072.61       12/19/2003           1/19/2004    12/19/2007
4150021001      SOWSRG        343,772.09         302,556.37       12/19/2003            2/1/2004      1/1/2009
4150021002      SOWSRG      2,684,223.11       2,479,566.37        3/23/2004            5/1/2004      4/1/2009
4150021003      SOWSRG      1,179,685.93       1,179,685.93        9/13/2004           11/1/2004     10/1/2008
4150043001      SOWSRG        799,045.00         688,635.29       12/19/2003            2/1/2004      1/1/2009
4150043002      SOWSRG      1,153,405.55       1,065,392.83        3/23/2004            5/1/2004      4/1/2009
4150095001      CALREG      5,000,000.00       4,395,155.71       12/22/2003            2/1/2004     12/1/2008
4150095002      CALREG      5,000,000.00       4,395,155.71       12/22/2003            2/1/2004     12/1/2008
4150101001      SEREG          84,945.66          74,242.58       12/17/2003            1/1/2004     12/1/2008
4150125001      MIDWES      1,647,747.96       1,271,756.02       12/23/2003            2/2/2004      1/2/2007
4150184001      SOWSRG        701,811.00         595,806.34       12/31/2003            2/1/2004      1/1/2008
4150194001      SEREG          58,273.79          51,304.28       12/23/2003            2/1/2004      1/1/2009
4150223001      CLSREG      1,334,109.04       1,126,529.44       12/19/2003            1/1/2004      1/1/2008
4150249002      CAFSSW        593,875.00         566,468.03        5/21/2004            7/1/2004     12/1/2008
4150252001      MIDWES        318,460.00         254,232.78       12/29/2003            2/2/2004      1/2/2009
4150252002      MIDWES        404,791.00         354,009.12         4/1/2004            5/1/2004      4/1/2008
4150262001      SEREG       1,640,265.49       1,377,872.71       12/30/2003            2/2/2004      1/2/2008
4150262002      SEREG         153,614.39         124,977.94         3/3/2004            4/3/2004      3/3/2007
4150265001      SOWSRG      6,125,000.00       5,611,666.69        2/19/2004            3/1/2004      2/1/2009
4150288001      SEREG         935,000.00         837,861.02         3/1/2004            4/1/2004      3/1/2009
4150293002      CAFSTL        103,563.75          90,253.59        4/15/2004           5/15/2004     4/15/2007
4150308002      CAFSTL         60,319.25          52,768.70         7/8/2004            8/8/2004     11/8/2005
4150308003      CAFSTL        113,805.00         107,498.07         7/8/2004            8/8/2004      7/8/2007
4150310002      CAFSTL         35,425.59          30,991.13         7/8/2004            8/8/2004     11/8/2005
4150362001      MIDWES      5,702,418.75       4,350,872.25       12/23/2003            2/1/2004      1/1/2007
4150395001      SEREG         669,962.79         589,124.96       12/30/2003            2/1/2004      1/1/2009

                                    Combined

4150399001      CALREG      5,000,000.00       4,270,843.58        3/26/2004            5/1/2004      4/1/2007
4150399002      CALREG      5,755,724.70       4,908,802.74        3/26/2004            5/1/2004      4/1/2007
4150430001      MIDWES      2,363,345.86       1,822,010.07       12/31/2003            2/2/2004      1/2/2007
4150449001      MIDWES      1,361,022.00       1,163,006.48       12/30/2003            2/1/2004      1/1/2009
4150463002      CALREG        112,500.00          99,495.77        1/15/2004           2/15/2004     1/15/2009
4150463008      CALREG        440,000.00         440,000.00         9/1/2004           10/1/2004      9/1/2009
4150464002      CALREG        225,000.00         207,302.85        6/25/2004            8/1/2004      7/1/2007
4150714001      SEREG         134,825.10          91,875.86       12/30/2003            2/1/2004      1/1/2006
4150722001      NOEAST        500,000.00         395,346.99       12/31/2003            2/1/2004      1/1/2007
4150731001      MIDWES      1,704,075.46       1,276,182.72       12/29/2003            2/2/2004      1/2/2008
4150731002      MIDWES      2,901,137.61       2,169,580.01       12/29/2003            2/2/2004      1/2/2008
4150731003      MIDWES      1,544,933.25       1,131,053.04       12/29/2003            2/2/2004      1/2/2008
4150731004      MIDWES      1,669,681.14         940,368.95         2/5/2004            3/5/2004      2/5/2008
4150731005      MIDWES      2,119,291.50       2,130,937.26        8/19/2004           10/1/2004      9/1/2009
4150738001      SEREG         743,576.97         662,328.87       12/31/2003            2/1/2004     12/1/2008
4150738002      SEREG         634,825.11         507,066.92       12/31/2003            2/1/2004     12/1/2006
4150768001      CALREG         47,389.25          41,532.14        1/14/2004           2/14/2004     1/14/2009
4150807001      CLSREG      3,469,704.30       2,437,736.36       12/31/2003            1/1/2004      9/1/2006
4150820001      SEREG       1,500,000.00       1,295,050.53       12/31/2003            2/1/2004      1/1/2009
4150864001      MIDWES        793,351.65         695,978.39       12/31/2003            2/2/2004      1/2/2009
4150864002      MIDWES        566,917.65         533,053.69        4/20/2004            6/1/2004      5/1/2009
4150900001      CALREG      5,000,000.00       4,571,318.46       12/31/2003            2/1/2004      1/1/2011
4150900002      CALREG         46,116.49          40,027.11         4/6/2004            5/6/2004      4/6/2007
4150975005      CAFSF         610,174.00         579,861.76        6/25/2004            8/1/2004      7/1/2007
4150983001      CLSREG      4,733,593.76       3,644,068.67       12/31/2003            1/1/2004     10/1/2006
4151193001      SEREG       1,541,300.00       1,425,740.77        3/23/2004            5/1/2004      4/1/2009
4151304001      CAFPHI        314,729.84         277,472.36        1/21/2004            3/1/2004      8/1/2008
4151304002      MIDATL        547,383.00         547,383.00        9/24/2004           11/1/2004     10/1/2009
4151304003      MIDATL        403,470.02         403,470.02        9/24/2004           11/1/2004     10/1/2008
4151316001      NOEAST      4,066,121.88       3,865,944.69        1/23/2004           2/23/2004     1/23/2014
4151460001      CLSREG        701,801.74         537,531.39        1/31/2004            2/1/2004    12/30/2006
4151460002      CLSREG        156,280.83         138,803.48        6/23/2004            7/4/2004      4/4/2007
4151463002      CAFSSW        111,643.82         111,643.82         9/8/2004          10/10/2004     9/10/2008
4151591001      SEREG         412,108.20         368,255.92        2/12/2004           3/12/2004     2/12/2009
4151604001      CALREG         45,073.00          36,756.31        2/13/2004           3/13/2004     2/13/2007
4151609003      CAFSF       1,100,000.00       1,089,270.96         8/4/2004           9/15/2004     8/15/2012
4151611001      CALREG         44,722.00          37,675.35        3/15/2004           4/15/2004     3/15/2007
4151612001      CALREG         44,772.00          37,717.46        3/15/2004           4/15/2004     3/15/2007
4151613001      CALREG         48,767.00          41,067.96        3/15/2004           4/15/2004     3/15/2007
4151614001      CALREG         48,767.00          41,082.96        3/15/2004           4/15/2004     3/15/2007
4151638001      CALREG         44,772.00          36,510.84        2/13/2004           3/13/2004     2/13/2007
4151733001      CAFSTL        146,895.00         133,841.20         3/5/2004            4/5/2004      2/5/2009
4151733002      CAFSTL        304,359.85         291,825.84        6/18/2004            8/1/2004      7/1/2009
4151745001      CLSREG        771,926.93         619,782.24         2/6/2004            3/1/2004     11/1/2006
4151756001      CALREG         46,202.00          37,677.02        2/13/2004           3/13/2004     2/13/2007
4151758001      CALREG         46,627.00          38,023.57        2/13/2004           3/13/2004     2/13/2007
4151827001      SOWSRG        283,302.00         252,533.41         3/5/2004            4/5/2004      3/5/2008
4151834001      CALREG         48,767.00          41,082.96        3/15/2004           4/15/2004     3/15/2007
4151885006      SEREG       2,250,000.00       2,250,000.00        9/24/2004           11/1/2004     10/1/2009
4151910001      SEREG          58,272.00          53,060.42        2/23/2004            4/1/2004      3/1/2009
4151982001      CAFSTL        154,177.00         136,513.18        2/19/2004            4/1/2004      3/1/2008
4152010002      CAFNER        866,828.00         817,887.90        5/13/2004           6/13/2004     5/13/2009

                                    Combined

4152015002      CAFSTL         41,078.00          37,372.72         3/5/2004            5/1/2004      4/1/2008
4152038001      CLSREG        877,601.71         785,637.66        2/18/2004            3/6/2004      1/5/2009
4152038002      CLSREG      1,363,904.70       1,367,001.10        9/17/2004           10/1/2004     10/1/2009
4152077001      SOWSRG        178,374.93         137,184.38        3/11/2004            4/1/2004      3/1/2006
4152114001      CAFNER        472,054.40         431,949.57         3/2/2004            4/2/2004      3/2/2009
4152149001      SEREG       1,851,020.00       1,717,258.79        2/25/2004            4/1/2004      2/1/2010
4152149002      SEREG         925,510.00         925,510.00        8/27/2004           10/1/2004      9/1/2010
4152163001      SEREG         439,000.00         380,830.55        2/27/2004            4/1/2004      3/1/2008
4152186001      CAFSTL        190,024.38         168,495.49        3/11/2004           4/11/2004     2/11/2008
4152186002      CAFSTL      1,671,604.65       1,533,774.76        3/25/2004           5/12/2004     3/12/2009
4152198001      SOWSRG      3,519,186.00       3,465,506.25        6/25/2004            8/1/2004      7/1/2011
4152233001      NOEAST        196,863.05         161,492.02         3/8/2004            3/8/2004      3/7/2007
4152233002      NOEAST        102,036.45          83,703.38         3/8/2004            3/8/2004      3/7/2007
4152233003      NOEAST        151,862.43         124,369.13        3/16/2004           3/16/2004     3/15/2007
4152233004      NOEAST        270,634.47         228,425.42        3/26/2004            4/1/2004     3/30/2007
4152233005      NOEAST        201,627.81         174,953.41        4/23/2004            5/1/2004     4/30/2007
4152233006      NOEAST        412,610.13         359,190.30        4/26/2004            5/1/2004     4/30/2007
4152233008      NOEAST        375,513.78         345,688.71        6/25/2004            7/1/2004     6/30/2007
4152233009      NOEAST        248,102.43         235,630.91         8/3/2004            8/3/2004      8/2/2007
4152233010      NOEAST        102,158.09          97,022.89         8/3/2004            8/3/2004      8/2/2007
4152233011      NOEAST        221,455.09         215,370.79        9/13/2004           9/13/2004     9/12/2007
4152252001      SOWSRG         52,505.25          44,312.76        3/10/2004            4/1/2004      3/1/2007
4152316001      MIDWES      2,371,436.48       2,222,778.44         3/8/2004            4/8/2004      2/8/2011
4152452001      MIDATL        826,358.33         750,652.58         4/9/2004            5/9/2004      4/9/2009
4152470004      CALREG      1,316,904.38       1,307,311.51        8/27/2004           10/1/2004      9/1/2011
4152471001      SEREG         144,117.36         130,722.42        3/15/2004            4/1/2004      3/1/2009
4152491001      NOEAST        713,699.04         662,282.33        3/22/2004            5/1/2004      4/1/2009
4152492001      CLSREG        299,588.85         256,884.17        3/31/2004            5/1/2004    12/30/2006
4152527001      CAFSTL      1,250,000.00       1,157,885.02        3/17/2004            5/1/2004      3/1/2009
4152564002      NOEAST         54,000.00          47,898.87         4/8/2004            4/8/2004      4/7/2008
4152609001      SEREG         473,930.00         441,736.15        3/25/2004           4/15/2004     3/15/2008
4152617001      NOEAST      1,906,720.00       1,708,103.35        3/19/2004            5/1/2004      4/1/2008
4152617002      NOEAST        215,484.00         215,484.00        8/24/2004           10/1/2004      9/1/2010
4152618001      NOEAST      2,809,744.80       2,593,356.41        3/22/2004            5/1/2004      3/1/2009
4152618002      NOEAST         36,492.34          34,594.87        3/22/2004            5/1/2004      3/1/2011
4152618003      NOEAST        249,800.00         235,315.94         6/9/2004            7/9/2004      6/9/2008
4152618004      NOEAST        226,915.00         222,396.70         8/5/2004            9/5/2004      8/5/2008
4152618005      NOEAST        404,466.04         404,466.04        9/17/2004           11/1/2004     10/1/2009
4152633001      CAFSF         411,350.00         380,452.07        3/30/2004            5/1/2004      3/1/2009
4152633002      CAFSF         300,393.75         299,920.75         9/9/2004           11/1/2004     10/1/2009
4152650001      SEREG       1,200,000.00       1,132,371.82        3/31/2004            5/1/2004      3/1/2011
4152650002      SEREG         500,000.00         462,620.91        3/24/2004            5/1/2004      3/1/2009
4152661001      CAFNER      1,424,445.18       1,295,661.65        3/25/2004            5/1/2004      4/1/2008
4152661002      CAFNER        842,454.82         766,288.80        3/25/2004            5/1/2004      4/1/2008
4152747001      SEREG       6,102,087.00       5,810,455.71        4/29/2004            6/1/2004      5/1/2010
4152747002      SEREG       4,902,623.00       4,776,778.91        6/18/2004            8/1/2004      7/1/2010
4152895001      SEREG       2,300,338.67       2,158,374.79        3/26/2004            4/1/2004      2/1/2010
4152895002      SEREG         617,159.09         579,071.77        3/26/2004            4/1/2004      2/1/2010
4152895003      SEREG         805,181.80         772,785.80        5/24/2004            6/1/2004      4/1/2010
4152911001      MIDWES      2,580,890.74       2,465,959.75        3/26/2004            7/1/2004      4/1/2009
4152911002      MIDWES      4,953,776.46       4,733,177.27        3/26/2004            7/1/2004      4/1/2009
4152930001      SEREG         754,762.92         690,799.97        3/25/2004            5/1/2004      3/1/2009

                                    Combined

4152932002      CAFSF       1,400,750.00       1,393,648.83        6/18/2004            8/1/2004      7/1/2011
4152950001      CAFPHI        500,754.66         366,116.22        3/26/2004            5/1/2004      4/1/2007
4152969001      NOEAST      1,945,312.20       1,764,028.99        3/31/2004            5/1/2004      4/1/2008
4152969002      NOEAST        454,061.05         420,852.83        4/30/2004            6/1/2004      5/1/2008
4152969003      NOEAST        899,268.00         882,760.00         8/9/2004            9/9/2004      8/9/2008
4152980001      SEREG       2,852,114.42       2,639,027.19        3/26/2004            5/1/2004      4/1/2008
4152991001      MIDWES        132,695.00         123,246.27        3/31/2004            5/1/2004      3/1/2009
4152991002      MIDWES        172,495.00         165,810.10         6/1/2004            7/1/2004      5/1/2009
4153005001      CAFSF         317,820.31         294,202.25        3/31/2004            5/1/2004      3/1/2009
4153074002      CAFPHI        250,004.63         236,580.64        5/11/2004            7/1/2004      5/1/2009
4153074003      CAFPHI        118,045.00         116,172.04        7/27/2004           9/14/2004     8/14/2008
4153123001      SOWSRG        351,513.00         335,207.74         4/2/2004            5/1/2004      4/1/2011
4153141001      SEREG         160,000.00         145,535.24        4/19/2004           5/19/2004     4/19/2008
4153141002      SEREG         160,000.00         152,247.05        5/28/2004            7/1/2004      6/1/2008
4153160001      MIDWES        535,000.00         427,689.50         4/1/2004            5/1/2004      4/1/2008
4153160002      MIDWES        523,096.00         439,124.74         5/3/2004            6/3/2004      5/3/2008
4153160003      MIDWES        537,200.00         495,908.74        5/13/2004           6/13/2004     5/13/2008
4153160004      MIDWES        504,314.00         484,516.31        8/11/2004           9/11/2004     8/11/2008
4153202001      CALREG      1,163,900.00       1,079,304.20        4/16/2004            6/1/2004      5/1/2008
4153230001      MIDWES        826,917.00         780,627.48         4/2/2004            5/2/2004      3/2/2009
4153241001      SOWSRG        326,307.76         284,065.68         4/7/2004            5/2/2004      4/2/2007
4153248003      CAFSSW         43,500.00          42,326.15        7/21/2004            9/1/2004      8/1/2007
4153248004      CAFSSW         52,502.99          52,502.99        8/19/2004           10/1/2004      9/1/2007
4153248005      CAFSSW        132,488.15          36,969.05        9/24/2004           11/1/2004     10/1/2007
4153252001      SOWSRG        607,039.26         522,728.26        3/31/2004            5/1/2004      4/1/2007
4153261001      CLSREG        438,587.62         359,492.96        3/30/2004           3/30/2004     9/29/2006
4153261002      CLSREG        233,310.24         196,834.97        5/28/2004           5/28/2004    11/27/2006
4153337001      CAFPHI        672,469.01         630,139.23         4/7/2004            5/7/2004      4/7/2010
4153338001      CAFSSW        249,560.47         188,794.93        4/19/2004            5/1/2004      4/1/2006
4153407001      SEREG         481,900.20         445,676.79         4/7/2004            5/7/2004      4/7/2009
4153412001      CAFSER         99,477.23          89,538.95        4/29/2004            6/1/2004      5/1/2007
4153423001      SEREG       1,764,929.94       1,659,628.47        4/27/2004            6/7/2004      5/7/2008
4153459001      SEREG         144,117.36         134,962.39        4/14/2004            6/1/2004      5/1/2009
4153484001      CAFSSW        348,000.24         313,351.71         4/9/2004            6/1/2004      5/1/2007
4153487001      SEREG         775,000.00         736,496.19        4/14/2004           5/14/2004     4/14/2011
4153506001      CAFSTL        125,000.00         109,229.12        4/13/2004           5/15/2004     4/15/2007
4153506002      CAFSTL        151,248.95         136,554.29        4/30/2004            6/1/2004      5/1/2007
4153612001      NOEAST      1,350,000.00       1,084,454.23        4/15/2004           5/15/2004     4/15/2006
4153639001      CAFSTL      3,150,000.00       2,874,697.28        4/16/2004           5/16/2004     4/16/2009
4153692001      CLSREG        890,481.04         769,456.37        4/16/2004            5/1/2004      2/1/2007
4153852001      CAFSER        353,468.00         320,915.72        4/29/2004            6/1/2004      5/1/2008
4153874001      SEREG         891,300.00         797,588.72         5/7/2004            6/7/2004      5/7/2007
4153876001      CAFSSW        304,950.00         294,321.43        4/28/2004           6/10/2004     4/10/2011
4153958001      MIDWES      3,152,640.14       2,911,031.07        4/28/2004            6/1/2004      5/1/2008
4153969001      CAFNER        380,374.23         342,804.08        4/29/2004            6/1/2004      5/1/2007
4153970001      CAFPHI        292,056.84         269,148.76        4/28/2004            6/1/2004      4/1/2008
4153970002      CAFPHI      1,148,292.12       1,081,371.28         6/2/2004            7/2/2004      5/2/2008
4153974001      CALREG        942,000.00         886,350.29        5/13/2004            7/1/2004      5/1/2008
4153985001      CAFNER        212,000.00         199,530.14         5/4/2004            6/4/2004      5/4/2009
4153985002      CAFNER        133,000.00         132,756.84        8/18/2004           10/1/2004      9/1/2009
4154025001      SEREG         117,174.90         110,027.40         5/6/2004            6/6/2004      5/6/2009
4154037001      CAFSER         52,530.00          47,182.60         5/6/2004            6/6/2004      5/6/2007

                                    Combined

4154058001      MIDWES      1,341,471.75       1,092,085.66         5/1/2004            5/1/2004      5/1/2007
4154073001      MIDATL        380,941.00         358,622.86        5/10/2004           6/10/2004     5/10/2009
4154078001      CAFSSW        163,087.35         154,059.68        4/30/2004            6/1/2004      4/1/2009
4154088001      MIDATL      1,000,000.00         949,220.08        5/17/2004            7/4/2004      6/4/2009
4154125001      CAFSF         263,449.25         243,512.35         5/4/2004            6/4/2004      5/4/2008
4154137001      CAFSTL        200,000.00         183,145.74         5/5/2004            6/5/2004     11/5/2007
4154137002      CAFSTL        297,898.13         281,199.46         5/5/2004            6/5/2004      4/5/2009
4154225001      CAFNER      2,060,000.00       1,986,550.69        6/23/2004            8/1/2004      7/1/2008
4154225002      CAFNER        575,000.00         575,000.00        8/20/2004           10/1/2004      9/1/2008
4154253001      CLSREG        484,372.12         427,537.32         5/7/2004            6/1/2004     12/1/2006
4154263001      SEREG         107,623.18         101,447.10        5/14/2004           6/14/2004     5/14/2009
4154263002      SEREG          21,519.72          19,949.29        5/25/2004            7/1/2004      6/1/2009
4154263003      SEREG         106,195.52         101,753.63        5/25/2004            7/2/2004      6/2/2009
4154263004      SEREG          85,091.60          81,499.85         6/3/2004            7/3/2004      6/3/2009
4154263005      CAFSER         45,380.96          44,124.84        6/23/2004            8/1/2004      7/1/2009
4154281001      NOEAST        917,467.43         797,804.74        5/20/2004           5/20/2004     5/19/2007
4154281002      NOEAST        512,433.86         496,658.05        9/24/2004           10/1/2004     9/30/2007
4154284001      CALREG         44,536.00          39,921.77        5/14/2004           6/14/2004     5/14/2007
4154286001      CALREG         11,900.00          10,979.51        6/15/2004           7/15/2004     6/15/2007
4154290001      CALREG         42,405.00          39,124.91        6/15/2004           7/15/2004     6/15/2007
4154291001      CALREG         43,455.00          38,952.75        5/14/2004           6/14/2004     5/14/2007
4154310001      CALREG         43,375.00          38,881.05        5/14/2004           6/14/2004     5/14/2007
4154311001      SOWSRG      6,403,200.00       6,287,353.83        6/16/2004            7/1/2004      6/1/2013
4154323001      CALREG         44,722.00          40,088.51        5/14/2004           6/14/2004     5/14/2007
4154324001      CALREG         43,455.00          38,952.75        5/14/2004           6/14/2004     5/14/2007
4154332001      CAFSER        172,142.14         162,349.65        5/14/2004           6/14/2004     5/14/2009
4154332002      CAFSER        164,926.49         158,328.55        5/26/2004           7/10/2004     6/10/2009
4154332003      SEREG          70,682.97          68,692.42         7/2/2004            8/2/2004      7/2/2009
4154366001      CAFSER        324,145.00         299,723.00        5/11/2004           6/11/2004     5/11/2008
4154366002      CAFSER        357,490.06         343,354.65        6/25/2004            8/3/2004      7/3/2008
4154366003      CAFSER        813,321.50         799,667.28         8/2/2004            9/3/2004      8/3/2008
4154406001      CALREG         44,455.00          39,849.14        5/14/2004           6/14/2004     5/14/2007
4154407001      CAFSF       1,030,623.01         915,298.75        5/13/2004            7/1/2004      6/1/2007
4154407002      CAFSF         103,298.52          99,477.88        6/22/2004            8/1/2004      6/1/2008
4154427001      CALREG         16,500.00          15,223.69        6/15/2004           7/15/2004     6/15/2007
4154427002      CALREG         17,800.00          16,423.13        6/15/2004           7/15/2004     6/15/2007
4154454001      MIDWES        948,000.00         916,975.27        6/16/2004            8/1/2004      7/1/2008
4154467001      MIDWES         60,000.00          56,033.73        5/21/2004            7/1/2004     10/1/2007
4154467002      MIDWES         15,995.00          14,320.98        5/21/2004            7/1/2004      6/1/2007
4154511001      CAFSTL        171,937.90         162,515.56        5/18/2004           6/18/2004     4/18/2009
4154511002      CAFSTL         96,844.12          93,118.20         6/8/2004            7/8/2004      5/8/2009
4154540001      CALREG      3,252,950.00       3,080,321.60        5/21/2004            7/1/2004      6/1/2009
4154550001      CAFSSW        187,045.48         168,340.93        5/14/2004            7/1/2004      6/1/2007
4154550002      CAFSSW         89,211.75          80,290.56        6/14/2004            7/1/2004     6/30/2007
4154551002      CAFNER        147,000.00         138,788.16         6/2/2004            7/2/2004      6/2/2008
4154552001      SOWSRG        716,800.00         658,558.96         6/2/2004            6/2/2004      5/1/2009
4154552002      SOWSRG        104,260.75          97,306.97        7/12/2004           7/12/2004     7/11/2009
4154587002      CAFPHI         52,259.83          51,067.24        7/16/2004            9/1/2004      8/1/2007
4154595001      SEREG         475,867.00         458,827.82        5/19/2004            7/1/2004      6/1/2010
4154595002      SEREG          28,116.70          27,393.94         7/9/2004            8/9/2004      7/9/2010
4154598001      CAFSF         503,750.00         439,951.73         6/3/2004            7/3/2004     12/3/2007
4154621001      CLSREG        455,544.91         421,149.74        5/18/2004            7/1/2004      4/1/2007

                                    Combined

4154621002      CLSREG        207,511.16         208,201.02         9/8/2004           10/1/2004      7/1/2007
4154623001      CAFNER        310,045.02         297,165.38        5/21/2004            7/1/2004      6/1/2009
4154634002      CAFNER        100,222.50          99,952.22         8/9/2004           10/1/2004      9/1/2007
4154710001      CAFSSW      3,667,384.72       3,498,221.89        5/28/2004           7/10/2004     6/10/2009
4154716001      CAFPHI        850,000.00         761,113.45        5/25/2004           6/15/2004     5/15/2007
4154719001      CALREG      1,110,671.50       1,060,770.63        6/11/2004           7/11/2004     6/11/2009
4154719002      CALREG        105,986.55          97,685.43        6/11/2004           7/11/2004     6/11/2007
4154728001      CAFSTL        571,314.00         557,578.01        6/30/2004            8/1/2004      7/1/2009
4154750001      CAFPHI        205,050.00         189,831.57        5/21/2004            7/1/2004      6/1/2007
4154751001      MIDWES        289,854.00         262,602.79        5/24/2004            7/1/2004      6/1/2007
4154751002      CAFSTL        105,347.00         106,112.40        8/20/2004           10/1/2004      9/1/2007
4154753001      CLSREG         58,040.97          48,114.31        5/21/2004           6/30/2004     3/30/2006
4154753002      CLSREG         99,003.99          88,496.58        5/21/2004           6/30/2004     3/30/2007
4154759001      SOWSRG      3,000,000.00       2,820,420.41        5/24/2004            7/1/2004      6/1/2009
4154759002      SOWSRG      2,000,000.00       1,885,812.68        5/24/2004            7/1/2004      6/1/2009
4154762002      CAFSSW        521,606.00         521,606.00        9/21/2004           11/1/2004     10/1/2009
4154798001      MIDATL        500,850.00         471,239.43        5/25/2004            7/1/2004      5/1/2009
4154810001      SEREG       1,000,000.00         951,578.82        5/27/2004            7/1/2004      6/1/2009
4154819001      CAFHVR        387,729.38         373,284.50        6/11/2004            7/1/2004     6/30/2009
4154847002      CLSREG      2,509,339.93       2,344,935.41        6/23/2004            7/1/2004     12/1/2008
4154862001      CAFPHI        163,574.50         151,089.25        5/28/2004            7/5/2004      6/5/2008
4154862002      CAFPHI        210,974.50         200,829.41        6/16/2004            8/5/2004      7/5/2008
4154869001      MIDATL        602,739.88         584,017.15        5/27/2004            7/1/2004      6/1/2007
4154890001      CLSREG        634,693.32         582,589.33        5/26/2004            7/1/2004      2/1/2007
4154890002      CLSREG         84,748.98          85,132.66         9/1/2004           10/1/2004      5/1/2007
4154924001      SEREG         191,122.00         182,874.72         6/3/2004            7/3/2004      6/3/2009
4154959001      CAFSSW        547,976.00         504,265.11        6/10/2004            7/1/2004      6/1/2007
4154959002      CAFSSW        325,195.00         308,103.98        6/30/2004            8/5/2004      7/5/2007
4154959003      CAFSSW        455,273.00         443,774.92        7/21/2004            9/2/2004      8/2/2007
4154959004      CAFSSW        390,234.00         379,746.98         8/3/2004            9/1/2004      8/1/2007
4154959005      CAFSSW        130,078.00         130,078.00        9/10/2004           10/9/2004      9/9/2007
4154999001      CAFPHI        137,619.45         129,615.46        5/22/2004            6/1/2004     4/30/2009
4155011001      MIDWES        173,000.00         166,072.57         6/4/2004            7/4/2004      5/4/2009
4155011002      MIDWES        294,543.19         286,353.99        7/23/2004           8/15/2004     7/15/2009
4155011003      MIDWES        184,143.91         174,921.77        7/23/2004           8/15/2004     7/15/2007
4155013001      CLSREG         93,051.22          86,178.55        5/26/2004            7/1/2004      5/1/2007
4155013002      CLSREG         74,318.54          68,829.45        5/26/2004            7/1/2004      5/1/2007
4155026001      CAFHVR        786,280.86         727,726.29        5/28/2004            7/1/2004     5/30/2007
4155027001      CAFSER        104,885.00         100,474.74        6/11/2004           7/14/2004     6/14/2009
4155027002      CAFSER        523,560.00         509,413.08        6/25/2004            8/1/2004      7/1/2009
4155027003      CAFSER        151,867.00         149,987.07        7/23/2004            9/1/2004      8/1/2009
4155086001      CAFSER      1,237,731.48       1,183,003.44        6/14/2004           7/14/2004     5/14/2009
4155098001      CAFSSW      1,100,000.00       1,013,717.73         6/2/2004            7/1/2004      6/1/2007
4155098002      CAFSSW        287,963.10         287,963.10        9/24/2004           11/1/2004     10/1/2007
4155145001      CAFSF         346,383.14         331,211.92        6/14/2004           7/15/2004     5/15/2009
4155145002      CAFSF         390,298.95         384,791.52        7/28/2004           9/15/2004     8/15/2009
4155201001      SEREG         750,000.00         708,926.52        6/14/2004           7/14/2004     6/14/2009
4155206001      CAFSTL        227,750.00         218,367.33        6/10/2004           7/10/2004     5/10/2009
4155206002      CAFSTL        452,750.00         448,184.96        7/30/2004            9/1/2004      7/1/2009
4155354001      CLSREG        257,290.62         236,424.29        6/18/2004            7/1/2004      1/1/2007
4155354002      CLSREG        462,228.08         424,741.30        6/18/2004            7/1/2004      1/1/2007
4155354003      CLSREG        202,725.08         186,305.94        6/17/2004            7/1/2004      1/1/2007

                                    Combined

4155355001      CALREG        795,492.83         751,892.87        6/10/2004            8/1/2004      6/1/2007
4155357001      CAFPHI        295,900.00         283,570.84        6/21/2004            8/1/2004      7/1/2008
4155357002      CAFPHI        117,774.00         112,866.74        6/25/2004            8/1/2004      7/1/2008
4155361001      NOEAST        207,439.54         205,630.16        6/18/2004            8/1/2004      6/1/2011
4155361002      NOEAST        370,824.96         367,534.44         7/2/2004            8/2/2004      6/2/2011
4155361003      NOEAST         31,446.63          31,474.85        7/15/2004            9/1/2004      7/1/2011
4155372001      SOWSRG      1,581,284.12       1,537,359.56        6/14/2004            8/1/2004      7/1/2010
4155372002      SOWSRG      2,996,139.98       2,954,526.92         8/6/2004            9/6/2004      8/6/2010
4155389002      CALREG      1,080,781.25       1,067,716.21        8/17/2004           9/17/2004     8/17/2009
4155390001      CAFSF         143,907.55         137,671.20        6/16/2004           7/16/2004     6/16/2009
4155390002      CAFSF         108,288.75         104,297.89         7/8/2004            8/8/2004      7/8/2008
4155390003      CAFSF          94,814.61          94,814.61         9/1/2004           10/1/2004      9/1/2008
4155404001      MIDWES        232,787.73         215,294.09        6/14/2004           7/14/2004     6/14/2009
4155409001      CALREG         24,592.50          22,690.23        6/15/2004           7/15/2004     6/15/2007
4155410001      CAFPHI        166,000.00         160,143.39        6/11/2004            8/1/2004      7/1/2007
4155418001      SEREG         335,000.00         320,845.31        6/11/2004            8/1/2004      1/1/2008
4155427001      CAFSTL        457,852.80         445,390.54        6/11/2004           7/11/2004     5/11/2008
4155430001      CAFHVR        993,068.00         945,899.18        6/11/2004           7/11/2004     6/11/2008
4155447001      CAFSSW        350,848.95         338,050.71        6/25/2004            8/1/2004      7/1/2008
4155462001      MIDATL        675,000.00         664,878.59        7/16/2004            9/1/2004      8/1/2008
4155471001      CAFSSW        117,500.00         114,244.35        6/24/2004            8/1/2004      7/1/2009
4155503001      CAFPHI        619,995.25         598,622.86        6/21/2004           8/10/2004     7/10/2008
4155503002      CAFPHI        819,995.25         819,995.25        9/22/2004           11/1/2004     10/1/2008
4155509001      CAFSF         665,000.00         651,994.72        6/16/2004            8/1/2004      7/1/2011
4155582001      CAFPHI        731,953.00         713,393.27        6/17/2004            8/1/2004      7/1/2009
4155633001      CLSREG        661,856.13         609,046.53        6/21/2004            7/1/2004      4/1/2007
4155633002      CLSREG      1,108,796.84       1,111,833.72        9/13/2004           10/1/2004      7/1/2007
4155634001      MIDATL      3,426,232.96       3,426,232.96        6/25/2004           9/25/2004     6/25/2006
4155733001      CAFSSW         70,722.00          68,320.91        6/24/2004            8/1/2004      7/1/2008
4155733002      CAFSSW        141,008.00         135,955.17         7/9/2004            8/7/2004      7/7/2008
4155778001      CALREG        644,739.70         620,724.44         7/2/2004            8/2/2004      7/2/2008
4155839001      CAFSF         126,712.50         124,886.84         7/2/2004           8/10/2004     7/10/2009
4155839002      CAFSF         408,495.34         413,117.42         8/9/2004           9/10/2004     2/10/2010
4155839003      CAFSF         107,426.75         108,474.17        7/16/2004           9/10/2004     8/10/2009
4155842001      CALREG      3,000,000.00       2,883,590.82        6/25/2004           8/15/2004     6/15/2008
4155873002      CLSREG      1,497,890.00       1,527,706.74        9/24/2004           10/1/2004     10/1/2011
4155877001      SOWSRG      2,000,000.00      11,770,433.07        6/28/2004            8/1/2004      6/1/2009
4155892001      SOWSRG        886,365.23         819,887.84        6/25/2004            8/1/2004      7/1/2009
4155909001      SEREG         540,000.00         524,473.92        6/25/2004            8/1/2004      7/1/2009
4155919001      CAFPHI      1,766,266.79       1,766,266.79        8/16/2004           10/1/2004     10/1/2009
4155926001      CAFSTL        280,406.00         276,539.64        6/25/2004            7/1/2004     6/30/2011
4155926002      CAFSTL        182,756.28         181,870.69        7/29/2004            8/6/2004      8/5/2011
4155944001      CALREG        380,750.00         369,772.51        6/23/2004           8/15/2004     7/15/2009
4155957001      CLSREG      1,127,647.77       1,069,161.01        6/24/2004            8/1/2004      3/1/2007
4155965001      SEREG         155,099.00         148,038.76        6/25/2004            8/1/2004      7/1/2009
4155971001      SOWSRG        557,700.00         536,509.98        6/25/2004            8/1/2004      6/1/2008
4155979001      CAFSER        354,274.06         340,267.57        6/25/2004            8/1/2004      7/1/2008
4155995001      CLSREG        371,352.54         351,904.41        6/22/2004            8/1/2004      3/1/2007
4155995002      CLSREG        543,230.91         545,602.00         9/1/2004            1/1/2005      5/1/2007
4155997001      CAFHVR      3,250,000.00       3,120,614.45        6/24/2004           7/24/2004     6/24/2010
4155997002      CAFHVR      3,250,000.00       3,120,614.45        6/24/2004           7/24/2004     6/24/2010
4156001001      CAFPHI        676,949.32         652,288.71        6/25/2004            8/1/2004      7/1/2008

                                    Combined

4156001002      CAFPHI        250,000.00         237,360.78        6/25/2004            8/1/2004      7/1/2007
4156008001      MIDATL      4,537,302.06       4,475,509.35         7/8/2004            9/1/2004      8/1/2009
4156056001      CAFSTL        141,144.00         137,410.49        6/28/2004            8/1/2004      1/1/2009
4156056002      CAFSTL        206,215.98         207,642.74        8/20/2004           10/1/2004      3/1/2009
4156056003      CAFSTL        206,215.98         207,291.43        8/30/2004           10/1/2004      3/1/2009
4156056004      CAFSTL        219,215.98         220,347.50        8/31/2004           10/1/2004      3/1/2009
4156065001      CAFSSW        377,439.70         366,589.11        6/25/2004            8/1/2004      7/1/2009
4156145001      SEREG         159,949.44         157,175.91         7/1/2004            8/1/2004      7/1/2011
4156145002      SEREG         548,661.52         548,661.52        9/24/2004           11/3/2004     10/3/2011
4156154001      SOWSRG      1,002,085.08         971,270.02         7/1/2004            8/1/2004      7/1/2009
4156248001      CAFSF         373,230.00         359,267.72        7/12/2004           8/12/2004     7/12/2008
4156272001      SOWSRG      5,633,665.81       5,633,665.81         9/2/2004           10/1/2004      9/1/2011
4156274001      CAFPHI        239,300.00         235,154.72        7/27/2004            9/1/2004      8/1/2008
4156339001      MIDWES        583,590.00         560,036.02         7/9/2004            8/9/2004      7/9/2007
4156339002      MIDWES        439,296.00         433,988.41        7/30/2004            9/1/2004      8/1/2010
4156353001      CAFSF         150,000.00         145,984.51         8/9/2004            9/9/2004      2/9/2008
4156367001      CAFSSW        406,153.00         396,881.29        7/12/2004            9/1/2004      8/1/2007
4156368001      CAFSTL        495,870.00         481,595.12        7/12/2004           8/12/2004     6/12/2009
4156379001      CAFSF         285,184.74         279,878.96        7/12/2004           8/12/2004     7/12/2009
4156401001      CAFSSW      1,967,500.00       1,943,502.35         7/9/2004            9/1/2004      8/1/2009
4156406001      CLSREG      1,952,181.94       1,977,856.03         7/9/2004            1/1/2005      5/1/2007
4156409001      NOEAST        693,078.00         683,179.92        7/30/2004            9/1/2004      8/1/2009
4156409002      NOEAST        569,968.07         569,968.07        9/23/2004           11/1/2004     10/1/2009
4156448001      CAFSTL         94,900.00          91,623.27        7/15/2004           8/15/2004     7/15/2008
4156456001      CAFSSW        945,549.88         916,598.50        7/13/2004           8/13/2004     7/13/2009
4156456002      CAFSSW        992,841.74         992,841.74        9/14/2004          10/13/2004     9/13/2009
4156463001      CAFSTL        250,000.00         146,424.10        7/15/2004           8/15/2004     8/15/2007
4156493001      CALREG        290,479.00         279,344.04        7/14/2004           8/14/2004     7/14/2008
4156493002      CALREG        290,116.00         279,097.29        7/22/2004           8/22/2004     7/22/2008
4156493003      CALREG        180,696.00         177,204.28        7/30/2004           8/30/2004     7/30/2008
4156493004      CALREG        272,702.00         272,702.00         9/8/2004           10/8/2004      9/8/2008
4156493005      CALREG        363,050.00         363,050.00        9/10/2004          10/10/2004     9/10/2008
4156493006      CALREG        180,696.00         180,696.00        9/17/2004          10/17/2004     9/17/2008
4156493007      CALREG        271,044.00         271,044.00        9/24/2004          10/24/2004     9/24/2008
4156509001      MIDATL        663,228.60         652,174.79        7/30/2004            9/1/2004      8/1/2009
4156546001      CLSREG        312,863.82         304,042.08        7/20/2004            8/1/2004      4/1/2009
4156546002      CLSREG         43,534.85          41,081.20        7/20/2004            8/1/2004      3/1/2007
4156581001      CLSREG        275,176.83         278,499.67        7/15/2004           11/1/2004      8/1/2006
4156583001      CLSREG        157,777.93         153,723.75         8/9/2004            9/1/2004      4/1/2007
4156583002      CLSREG        694,678.76         676,703.24        8/13/2004            9/1/2004      5/1/2007
4156587001      CAFHVR        561,184.39         543,077.53        7/15/2004            8/1/2004     7/30/2007
4156596001      CALREG      1,417,828.02       1,341,946.58        7/27/2004            9/1/2004      2/1/2008
4156617001      MIDATL         28,416.00          26,903.00        7/23/2004           8/23/2004     7/23/2007
4156618001      MIDATL         18,366.42          17,399.26        7/23/2004           8/23/2004     7/23/2007
4156618002      MIDATL        131,923.54         131,923.54        9/24/2004           11/1/2004     10/1/2008
4156619001      NOEAST      1,172,594.84       1,154,627.18        8/18/2004           9/18/2004     8/18/2009
4156654001      CAFSSW        465,497.62         457,004.10        7/20/2004            9/1/2004      8/1/2008
4156655001      CALREG        227,308.34         222,898.08        7/21/2004            8/1/2004     7/30/2011
4156663001      CALREG        325,792.84         320,987.20        7/29/2004            9/1/2004      7/1/2009
4156668001      CAFNER        550,000.00         541,374.33        7/22/2004            9/1/2004      8/1/2008
4156713001      CAFNER        275,275.00         244,530.69        7/22/2004            9/1/2004      8/1/2009
4156739001      CAFSTL         70,000.00          68,755.65        7/23/2004            8/1/2004     7/30/2011

                                    Combined

4156813001      MIDWES        618,733.78         612,922.60         8/4/2004            9/4/2004      8/4/2009
4156821001      CALREG        184,566.25         182,742.67        9/23/2004           11/1/2004     10/1/2007
4156829001      SOWSRG      1,245,231.76       1,238,361.01        7/30/2004            9/1/2004      8/1/2012
4156829002      SOWSRG        540,509.88         536,315.26        7/30/2004            9/1/2004      8/1/2010
4156860001      MIDATL      3,217,193.98       3,163,574.08        7/30/2004            9/1/2004      8/1/2009
4156860002      MIDATL      6,276,219.99       6,171,616.32        7/30/2004            9/1/2004      8/1/2009
4156867001      CAFSSW        351,006.00         343,749.94        8/10/2004            9/1/2004      8/1/2008
4156889001      CAFSTL        228,700.00         217,023.27         8/1/2004            8/1/2004     7/30/2007
4156889002      CAFSTL        116,905.81         113,650.74        9/15/2004           9/15/2004     9/14/2007
4156920001      CAFSSW        552,407.50         552,407.50        8/24/2004           10/1/2004      9/1/2008
4156920002      CAFSSW         48,945.48          48,945.48         9/1/2004           10/1/2004      9/1/2008
4156932001      CLSREG        112,242.67         109,820.68        7/28/2004            9/1/2004      6/1/2007
4156932002      CLSREG        112,242.67         109,820.68        7/28/2004            9/1/2004      6/1/2007
4156992001      MIDATL      2,802,000.00       2,802,000.00        8/13/2004           10/1/2004      9/1/2009
4157014001      MIDATL         23,000.00          23,000.00        8/13/2004           10/1/2004      9/1/2007
4157014002      MIDATL        342,500.00         342,500.00        8/17/2004           10/1/2004      9/1/2007
4157014003      MIDATL        323,095.00         323,095.00        9/24/2004           11/1/2004     10/1/2007
4157022001      MIDWES        425,450.00         420,015.16        7/30/2004            9/1/2004      8/1/2009
4157047001      CAFHVR        311,100.89         308,823.99        7/30/2004           8/30/2004     7/30/2009
4157047003      CAFHVR        247,015.51         240,153.97        7/30/2004           8/30/2004     7/30/2007
4157085001      CAFSER        907,120.00         893,876.15         8/9/2004            9/9/2004      8/9/2008
4157115001      CAFNER        309,572.50         308,885.75        8/16/2004           10/1/2004      9/1/2008
4157127001      CAFSSW      1,110,540.00       1,085,328.31        8/25/2004            9/5/2004      8/5/2008
4157131001      SEREG         800,800.00         783,352.84        8/12/2004           9/12/2004     8/12/2007
4157137001      SEREG         458,974.00         413,322.54        8/10/2004            9/1/2004     8/30/2008
4157140002      CAFSTL        430,920.00         431,332.95        9/24/2004           11/1/2004     10/1/2009
4157140003      CAFSTL      1,280,000.00       1,281,226.62        9/24/2004           11/1/2004     10/1/2009
4157154001      NOEAST      1,012,945.86       1,002,621.31        8/11/2004           9/11/2004     8/11/2009
4157157001      NOEAST      1,786,745.00       1,782,679.62        8/13/2004           10/1/2004      9/1/2011
4157157002      NOEAST      1,053,147.00       1,050,752.21        8/13/2004           10/1/2004      9/1/2011
4157160001      MIDATL        899,980.00         899,980.00        8/11/2004           10/1/2004      9/1/2009
4157171001      CAFSF         194,934.96         194,934.96        8/20/2004           10/1/2004      9/1/2007
4157172001      CAFNER        115,882.00         115,757.20        8/24/2004           10/1/2004      9/1/2007
4157181001      SEREG       1,060,403.02       1,060,403.02        8/11/2004           9/15/2004     8/15/2008
4157215001      CAFSSW        504,950.52         504,950.52        8/20/2004           10/1/2004      9/1/2009
4157233001      MIDATL        984,080.00         990,707.98        8/17/2004           10/1/2004      4/1/2009
4157233002      MIDATL        984,080.00         988,252.84         9/2/2004           10/2/2004      4/2/2009
4157250001      CAFSTL        265,959.20         267,421.98         9/8/2004           10/8/2004      9/8/2008
4157274001      SEREG         636,811.74         628,831.78        8/13/2004           9/13/2004     8/13/2008
4157277001      MIDWES      1,221,259.20       1,230,430.74        8/13/2004           10/1/2004      9/1/2009
4157283001      SEREG          89,228.50          87,880.59        8/13/2004           9/13/2004     8/13/2009
4157351001      CAFSSW        307,575.00         307,575.00        8/17/2004           10/1/2004      9/1/2009
4157412001      CLSREG      1,864,403.40       1,873,203.65         9/1/2004           10/1/2004      4/1/2007
4157414001      CAFSTL        830,022.00         828,758.17        8/25/2004           10/1/2004     11/1/2009
4157417001      CAFPHI        182,267.55         182,267.55        8/17/2004          10/15/2004     9/15/2007
4157417002      CAFPHI        116,500.00         116,500.00        8/23/2004           10/1/2004      9/1/2009
4157521001      CAFSER        267,450.00         267,450.00        8/20/2004           10/1/2004      9/1/2009
4157529001      CALREG        106,818.40         106,818.40        8/30/2004           10/1/2004      9/1/2009
4157563001      CAFNER         90,977.20          88,463.28         9/3/2004           10/3/2004      9/3/2007
4157586001      NOEAST      3,900,000.00       3,913,778.80         9/2/2004           10/2/2004      9/2/2008
4157595005      NOEAST        691,368.00         691,368.00        9/22/2004           11/1/2004     10/1/2009
4157688001      MIDWES        424,082.47         419,156.07         9/1/2004            9/1/2004     8/30/2010

                                    Combined

4157702001      MIDATL        189,345.02         188,154.05         9/1/2004            9/1/2004     8/30/2014
4157702002      MIDATL        188,400.00         186,555.72         9/1/2004            9/1/2004     8/30/2011
4157714001      CAFSTL        552,200.00         552,200.00        8/30/2004           10/1/2004      9/1/2007
4157739001      CALREG      5,728,823.56       5,728,823.56         9/7/2004          10/15/2004     9/15/2009
4157775001      CAFSER        172,000.00         172,000.00        8/31/2004           10/1/2004      9/1/2007
4157784001      CALREG        203,362.48         203,362.48         9/7/2004           10/7/2004      9/7/2007
4157789001      CLSREG      1,900,041.00       1,907,143.91        8/31/2004           9/25/2004     3/24/2007
4157791001      SEREG         507,285.85         507,285.85         9/2/2004           10/2/2004      9/2/2009
4157791002      SEREG         507,285.85         507,285.85        9/24/2004           11/1/2004     10/1/2009
4157830001      MIDWES         60,660.91          60,917.46         9/1/2004           10/1/2004      9/1/2007
4157830002      MIDWES         68,240.30          68,528.90         9/1/2004           10/1/2004      9/1/2007
4157835001      SEREG       1,500,000.00       1,500,000.00         9/1/2004           11/1/2004     10/1/2011
4157838001      SOWSRG        772,579.12         772,579.12         9/3/2004           10/1/2004      9/1/2008
4157838002      SOWSRG      1,409,986.53       1,409,986.53         9/7/2004           10/1/2004      9/1/2008
4157838003      SOWSRG      1,028,827.46       1,028,827.46        9/24/2004           11/1/2004     10/1/2008
4157861001      MIDWES        459,096.05         460,548.54         9/9/2004           10/9/2004      9/9/2009
4157863001      MIDATL        398,372.00         398,372.00         9/3/2004           10/3/2004      9/3/2007
4157867001      MIDATL        213,900.00         213,900.00         9/3/2004           10/3/2004      9/3/2008
4157870001      MIDWES      1,529,976.91       1,533,457.61        9/15/2004          10/15/2004     9/15/2009
4157871001      CLSREG        251,491.85         251,998.86        9/17/2004           10/1/2004      4/1/2007
4157905001      CAFNER        250,000.00         249,088.01        9/13/2004           11/1/2004     10/1/2008
4157907001      CAFSSW        167,900.00         167,900.00         9/9/2004           10/9/2004      9/9/2009
4157945001      SEREG         265,995.59         265,995.59        9/17/2004           11/1/2004     10/1/2008
4157985001      CAFNER        564,250.00         558,325.26        9/21/2004           11/1/2004     10/1/2008
4157986001      CAFPHI      1,214,688.22       1,214,688.22        9/10/2004           11/1/2004     10/1/2009
4158045001      CAFSTL        298,365.00         298,365.00        9/15/2004          10/15/2004     9/15/2008
4158105001      SOWSRG      2,723,985.97       2,723,985.97        9/21/2004          10/15/2004     9/15/2009
4158131001      SEREG         204,580.00         204,580.00        9/23/2004           11/1/2004     10/1/2009
4158211001      CLSREG        152,971.64         153,309.84        9/17/2004           11/1/2004      7/1/2006
4158211002      CLSREG         73,598.16          73,769.52        9/17/2004           11/1/2004      7/1/2007
4158212001      SEREG         637,936.95         637,936.95        9/24/2004           11/1/2004     10/1/2008
4158213001      CLSREG        343,341.71         348,980.88        9/21/2004          10/21/2004     7/21/2009
4158224001      CAFNER         72,615.00          72,615.00        9/23/2004           11/1/2004     10/1/2007
4158266001      CAFSF         508,540.00         508,540.00        9/24/2004           11/1/2004     10/1/2009
4158285001      MIDWES      3,073,103.32       2,729,299.75        9/23/2004           11/1/2004     10/1/2007
4158295001      CAFSTL        728,560.00         728,560.00        9/22/2004           11/1/2004     10/1/2009
4158301001      CAFSF         230,492.13         230,492.13        9/24/2004           11/1/2004     10/1/2009
4158302001      SEREG         156,600.00         156,600.00        9/24/2004           11/8/2004     10/8/2008
4158325001      NOEAST      1,650,000.00       1,650,000.00        9/24/2004           11/1/2004     10/1/2009
4158343001      CAFPHI        399,955.00         399,955.00        9/24/2004           11/1/2004     10/1/2009
4158356001      SEREG       3,250,000.00       3,250,000.00        9/24/2004           11/1/2004      4/1/2009
4158362001      MIDWES      1,030,839.20       1,031,756.65        9/24/2004           11/1/2004     10/1/2009
4158363001      SOWSRG         61,215.94          61,270.21        9/24/2004           11/1/2004      1/1/2006
4158363002      SOWSRG        126,291.37         126,403.34        9/24/2004           11/1/2004      3/1/2006
4158367001      MIDWES        824,316.72         825,189.11        9/24/2004           11/1/2004      3/1/2008
4158367002      MIDWES        143,279.65         143,424.35        9/24/2004           11/1/2004      3/1/2007
4158391001      CAFPHI      2,700,000.00       2,700,000.00        9/24/2004           11/1/2004     10/1/2008
4158398001      MIDWES        109,516.66         109,631.83        9/24/2004           11/1/2004      1/1/2007
4158507001      SOWSRG      6,372,214.79       6,372,214.79        9/24/2004           11/1/2004     10/1/2007
8521636002      CINCIN        599,328.21         577,379.15         8/1/2004            8/1/2004     7/30/2008
8524404002      SEATLE      1,166,000.00       1,155,684.09        9/22/2004           10/1/2004     8/30/2009
8528381001      SEATLE      2,367,850.51       2,071,595.22       12/23/2003          12/23/2003    12/22/2009

                                    Combined

8528570001      NEWYRK      1,079,900.00         969,816.84       12/29/2003            1/1/2004    12/30/2010
8528766001      SEATLE      1,263,420.00       1,237,423.46        9/16/2004           10/1/2004     9/30/2009
8528808001      MINAPL      1,188,900.00       1,068,639.27       12/29/2003            1/1/2004    12/30/2010
8529006001      LAVIRN         52,675.43          53,863.12        2/23/2004           8/24/2004    10/24/2009
8529164001      ORLAND      2,858,095.38       2,915,574.11        6/15/2004           7/15/2004     6/15/2011
8529348001      SEATLE         64,775.50          66,691.96        2/23/2004           7/11/2004     9/11/2009
8529614001      NEWYRK        449,500.00         435,968.35        3/19/2004            4/1/2004     3/30/2011
8529887002      NORLNS         34,594.65          34,647.89        9/22/2004          10/27/2004     6/26/2009
8529988001      CINCIN        264,509.47         259,608.23        1/29/2004            2/1/2004      4/1/2010
8530436001      TENNES        483,874.90         482,749.36        2/23/2004           3/23/2004     2/23/2011
8530443001      TENNES      1,022,288.25       1,020,703.77        2/27/2004            4/1/2004      3/1/2011
8530444001      TENNES        750,557.37         750,633.47        3/25/2004            5/1/2004      4/1/2011
8530445001      TENNES        507,189.48         505,316.89        2/23/2004           3/23/2004     2/23/2011
8530483001      PHILLY        683,832.76         702,184.38        3/25/2004            5/1/2004      4/1/2010
8530492001      PHILLY        107,766.41         110,534.41         4/1/2004            5/1/2004      4/1/2010
8530678001      LAVIRN      1,625,112.14       1,651,516.24        6/25/2004           6/25/2004     9/24/2009
8531239001      SEATLE      1,400,000.00       1,406,592.97        6/25/2004           6/25/2004     9/24/2009
8531647001      MANHAT        599,200.00         609,844.87       12/30/2003            2/1/2004      1/1/2010
8531765001      PITBRG         89,766.75          88,232.11         9/7/2004            9/7/2004      9/6/2008
8531782001      CHRLOT        389,700.10         390,230.25        9/24/2004          10/24/2004    12/24/2009
8531975002      CHRLOT         18,900.00          18,978.57        9/12/2004           9/12/2004     5/11/2009
8532031001      SEATLE      1,362,654.72       1,261,755.44        3/25/2004           3/25/2004     3/24/2011
8532032001      SEATLE        657,723.19         609,186.88        3/23/2004           3/23/2004     3/22/2011
8532033001      MANHAT        276,889.12         279,288.52        3/25/2004           3/25/2004     3/24/2010
8532122001      CINCIN         23,962.50          22,039.46       11/28/2003           12/1/2003    12/30/2009
8532649001      LAVIRN        981,359.61         965,697.19        9/20/2004           10/1/2004    12/30/2009
8532651001      LAVIRN        401,324.33         402,681.48         8/9/2004           10/1/2004    12/30/2009
8532744001      DENVER        619,525.74         622,430.62        9/10/2004          10/10/2004    12/10/2009
8532760001      TAMPA         133,347.02         133,859.84        6/15/2004           6/15/2004     9/14/2009
8532761001      TAMPA         103,091.64         103,485.96        6/15/2004           6/15/2004     9/14/2009
8532763001      TAMPA          66,332.50          66,587.33        6/15/2004           6/15/2004     9/14/2009
8532848001      NEWYRK      2,464,299.52       2,511,587.51        6/25/2004            8/1/2004      7/1/2011
8532959001      SANFRN      1,812,580.77       1,815,920.97        9/21/2004           10/1/2004    12/30/2010
8532961001      SANFRN        517,210.98         518,058.97        9/22/2004           10/1/2004    12/30/2010
8532962001      SANFRN        178,542.29         178,834.56        9/22/2004           10/1/2004    12/30/2010
8532965001      SANFRN        168,221.63         168,497.44        9/22/2004           10/1/2004    12/30/2010
8533298001      BALTMR      1,409,582.53       1,399,050.87        9/20/2004           11/1/2004     10/1/2011
8533523001      MILWAK        126,027.94         124,264.87        8/24/2004            9/1/2004     8/30/2009
8533593001      MILWAK        413,884.82         406,899.83        9/22/2004           10/1/2004     9/30/2009
8533707001      SEATLE      1,673,192.36       1,643,860.69        9/23/2004           10/1/2004     9/30/2009
8533825001      SEATLE        772,672.39         773,497.22        9/23/2004           9/23/2004     9/22/2009
8533923001      MANHAT        130,901.02         128,955.01        9/14/2004           9/14/2004     9/13/2009
8534002001      TAMPA          91,924.40          92,070.30        9/21/2004           10/1/2004     9/30/2009
8534064001      MILWAK      1,013,067.00         986,726.97        6/24/2004           6/24/2004     9/23/2008
8534103001      BALTMR        583,126.91         573,698.67        9/21/2004           10/1/2004     9/30/2009
8534165001      ORLAND         29,647.12          29,785.91         9/9/2004            9/9/2004      9/8/2009
8534252001      PITBRG      1,342,397.40       1,344,049.60        9/21/2004           11/1/2004      1/1/2010
8534356001      MANHAT         82,624.74          82,741.82        7/22/2004            8/1/2004     7/30/2009
8534389001      MANHAT         82,624.74          82,741.82        7/22/2004            8/1/2004     7/30/2009
8534629001      DTROIT        859,713.30         780,258.27        9/22/2004           10/1/2004     9/30/2009
8534687001      CINCIN        450,248.25         450,942.75        9/23/2004           10/1/2004     9/30/2009
8534873001      PHILLY        173,161.00         170,595.27         9/4/2004           9/15/2004     9/14/2009

                                    Combined

8534915001      DALAS          22,089.20          22,157.39        9/10/2004           9/15/2004     9/14/2009
8534916001      DENVER         65,595.14          65,797.82        9/10/2004           9/15/2004     9/14/2009
8534996001      BALTMR      1,219,374.09       1,198,388.79        9/10/2004           9/10/2004      9/9/2009
8535029001      MANHAT      1,200,000.00       1,201,853.35        9/22/2004           10/1/2004     9/30/2009
8535031001      MANHAT        544,357.94         545,097.11        9/24/2004           11/1/2004     10/1/2009
8535090001      MANHAT        837,800.48         838,854.14        9/22/2004           10/1/2004     9/30/2009
8535170001      LAVIRN      2,524,540.00       2,526,940.10        9/23/2004           10/1/2004     9/30/2009
8535246001      CINCIN      1,165,786.93       1,137,010.44        9/24/2004           9/24/2004     9/23/2009
8535304001      TAMPA         158,959.00         159,114.69        8/25/2004           10/1/2004      9/1/2009
8535305001      MANHAT        630,478.74         631,420.42        9/21/2004           10/1/2004     9/30/2009
8535314001      LAVIRN      1,573,856.30       1,584,259.89        8/30/2004            9/1/2004     8/30/2009
8535317001      LAVIRN        833,316.52         838,957.38        8/30/2004           10/1/2004      9/1/2009
8535319001      LAVIRN      1,400,750.00       1,410,009.32        8/30/2004            9/1/2004     8/30/2009
8535365001      TENNES        608,042.66         608,785.57        9/21/2004            1/1/2005     10/1/2005
8535433001      SEATLE        513,241.21         504,453.88        9/17/2004           9/17/2004     9/16/2009
8535515001      TENNES      1,197,886.16       1,200,871.05        9/15/2004          10/15/2004     9/15/2009
8535613001      NEWYRK        190,073.87         190,528.57        9/14/2004           9/15/2004     9/14/2007
8535614001      NEWYRK         34,360.78          34,443.01        9/14/2004           9/15/2004     9/14/2007
8535676001      PHILLY        147,000.00         147,665.64         9/8/2004          10/15/2004     9/15/2007
8535729001      DALAS       1,305,394.91       1,279,640.41        9/24/2004           11/1/2004      4/1/2010

                                    Combined

NEXT DUE DATE     NEXT RENT $   REMAINING TERM    PRODUCT
   10/1/2004       59,087.97          26          TTIREG
   10/1/2004       43,838.66          27          TTIREG
   10/1/2004      212,610.50          26          FPFRRG
   10/1/2004       50,741.16          15          TTIREG
  10/11/2004        3,173.47          56          TTIREG
   10/7/2004        5,760.00          67          FPFRRG
   10/1/2004        7,698.44          45          TTIREG
   10/1/2004       37,614.25          36          MENQSI
   9/15/2004        6,324.23          57          MENQSI
  10/12/2004        9,264.73          48          FPFRRG
   10/3/2004       10,389.56          50          FPFRRG
   10/1/2004       21,182.86          51          FPFRRG
   10/1/2004        6,914.32          59          FPFRRG
   10/1/2004        6,890.10          60          FPFRRG
   10/1/2004        6,908.84          61          FPFRRG
   10/2/2004        7,973.78          62          FPFRRG
   10/9/2004        7,009.30          68          FPFRRG
   10/1/2004        7,054.01          69          FPFRRG
   10/1/2004        7,616.38          70          FPFRRG
   10/1/2004        5,653.45          71          FPFRRG
   10/1/2004       96,117.51          51          MEREG
  10/10/2004        8,284.22          27          FPFRRG
  10/11/2004       13,522.82          51          FPFRRG
   10/1/2004        5,658.62          22          MENQSI
   10/1/2004        4,138.83          24          MENQSI
   10/1/2004       11,034.32          26          MENQSI
   10/2/2004        3,861.07          29          MENQSI
  10/10/2004       12,151.33          30          MENQSI
   10/1/2004        4,207.27          30          MENQSI
   10/1/2004       10,534.24          31          MENQSI
   10/1/2004        4,692.80          31          MENQSI
  10/15/2004        4,740.72          32          MENQSI
  10/15/2004       27,966.67          33          MENQSI
  10/15/2004       34,181.49          33          MENQSI
  10/15/2004       18,781.75          34          MENQSI
   10/1/2004        3,229.84          34          MENQSI
   9/10/2004        5,880.77          35          MENQSI
   10/1/2004       20,677.21          27          TTIREG
  10/15/2004       35,211.57          27          FPFRRG
   10/1/2004        6,204.02          50          FPFRRG
  10/11/2004        3,955.56          24          FPFRRG
   10/2/2004          800.18          40          FPFRRG
   10/1/2004        1,220.82          41          FPFRRG
  10/12/2004       12,565.89          47          MEREG
  10/12/2004        5,923.93          50          FPFRRG
   10/9/2004       15,231.22          54          FPFRRG
  10/10/2004        8,110.20          57          FPFRRG
   10/1/2004        2,828.46          58          FPFRRG
   11/1/2004        9,515.17          60          FPFRRG
   10/2/2004      137,313.57          16          FPFRRG
   10/1/2004        2,081.21          15          FPFRRG

                                    Combined

  10/23/2004       24,657.88          54          FPFRRG
   10/1/2004        9,887.26          68          TTIREG
   10/1/2004       20,327.59          68          TTIREG
   10/1/2004       21,127.11          14          FPFRRG
   11/7/2004        1,139.36          24          FPFRRG
   9/18/2004        7,224.84          15          FPFRRG
   10/4/2004       52,611.22          70          FPFRRG
   10/4/2004       56,490.58          70          FPFRRG
   10/1/2004       26,116.92          31          FPFRRG
   10/1/2004       14,110.66          25          FPFRRG
   10/3/2004        4,926.21          14          FPFRRG
   10/3/2004       58,645.38          14          FPFRRG
   10/1/2004        3,637.29          36          FPFRRG
   9/17/2004       17,593.61          15          FPFRRG
  10/10/2004       42,713.13          39          TTIREG
   10/2/2004       23,014.36          27          MENQSI
   10/1/2004        3,029.74          37          TTIREG
  10/12/2004        8,821.84          48          FPFRRG
   10/2/2004       13,286.87          15          FPFRRG
  10/11/2004        6,764.13          56          TTIREG
   10/1/2004        3,382.06          56          TTIREG
   10/1/2004        3,792.01          58          TTIREG
  10/20/2004        2,892.41          15          FPFRRG
   10/1/2004        2,747.29          13          FPFRRG
   10/5/2004        7,150.87          22          FPFRRG
   10/9/2004        5,574.09          23          FPFRRG
   10/2/2004        3,725.90          25          FPFRRG
   11/1/2004       11,299.71          36          FPFRRG
   10/1/2004       16,400.50          55          MENQSI
  10/16/2004        9,550.25          43          FPFRRG
  10/14/2004        8,693.39          44          FPFRRG
  10/14/2004        9,628.54          44          FPFRRG
   10/3/2004        9,371.25          44          FPFRRG
   10/9/2004       10,986.27          33          FPFRRG
   10/1/2004       22,641.47          42          MENQSI
   9/25/2004        4,181.79          63          FPFRRG
   9/25/2004       11,119.08          55          FPFRRG
   9/25/2004        5,434.64          67          FPFRRG
   9/25/2004        4,784.18          35          FPFRRG
   9/25/2004        3,982.56          71          FPFRRG
   9/25/2004        7,749.59          59          FPFRRG
   10/1/2004        6,265.06          30          FPFRRG
   10/1/2004       18,129.16          35          FPFRRG
   10/5/2004       25,517.99          35          FPFRRG
   10/1/2004       27,029.32          38          FPFRRG
   10/1/2004       44,492.53          51          FPFRRG
   10/3/2004       18,458.03          49          FPFRRG
   10/2/2004       12,059.74          51          FPFRRG
   10/1/2004        7,095.57          44          FPFRRG
   10/1/2004        9,214.05          51          FPFRRG
   10/2/2004      144,199.89          38          FPFRRG
   10/1/2004       17,941.59          26          FPFRRG

                                    Combined

   10/1/2004       10,685.33          38          FPFRRG
   10/1/2004       15,688.40          37          TTIREG
   10/1/2004       33,302.08          53          TTIREG
   10/1/2004        4,163.56          50          MEREG
   10/4/2004        9,400.22          46          MEREG
  10/12/2004        9,430.47          47          MEREG
   10/3/2004       15,158.54          59          MEREG
   10/1/2004       14,787.05          36          FPFRRG
   10/1/2004        3,179.67          36          FPFRRG
   10/1/2004       20,339.23          23          FPFRRG
   10/1/2004        6,098.76          20          FPFRRG
   10/1/2004        3,500.98          35          FPFRRG
   9/20/2004        9,273.66          15          FPFRRG
   9/27/2004       10,075.29          59          FPFRRG
   11/1/2004        3,592.28          60          FPFRRG
  10/12/2004        1,974.94          42          FPFRRG
  10/11/2004        2,802.18          44          FPFRRG
   10/1/2004        2,803.43          45          FPFRRG
   10/1/2004       11,980.72          23          MENQSI
   10/1/2004        3,202.15          21          MENQSI
   10/1/2004        2,468.94          25          MENQSI
   10/1/2004        2,731.84          26          MENQSI
   10/1/2004        8,438.53          39          FPFRRG
  10/10/2004        2,120.33          45          FPFRRG
   9/22/2004        1,156.89          57          FPFRRG
   10/1/2004        4,662.76          58          FPFRRG
   10/1/2004        4,747.82          13          FPFRRG
   10/8/2004        7,955.76          49          FPFRRG
   9/27/2004       10,109.08          55          FPFRRG
   10/6/2004        3,889.73          58          FPFRRG
   10/1/2004       26,628.83          50          FPFRRG
   10/2/2004       22,137.99          51          FPFRRG
   10/2/2004       36,449.88          51          FPFRRG
    9/1/2004        9,125.67          52          FPFRRG
   10/2/2004        7,116.40          57          FPFRRG
   10/1/2004       20,695.91          82          FPFRRG
   10/1/2004       33,560.15          82          FPFRRG
  10/13/2004       36,601.85          84          FPFRRG
   10/1/2004       27,857.15          39          TTIREG
  10/15/2004        3,039.97          31          FPFRRG
  10/18/2004        7,967.18          57          FPFRRG
  10/10/2004        6,933.65          28          FPFRRG
  10/10/2004        1,581.07          80          FPFRRG
  10/10/2004        2,552.11          40          FPFRRG
   10/1/2004        4,385.47          53          FPFRRG
   10/1/2004        1,953.62          53          FPFRRG
   10/1/2004       39,402.34          39          MEREG
   10/1/2004          872.11          57          FPFRRG
  10/10/2004        7,152.88          59          FPFRRG
   9/10/2004        1,660.02          59          FPFRRG
   10/1/2004        7,221.21          59          FPFRRG
   10/1/2004       88,965.75          66          FPFRRG

                                    Combined

   10/9/2004      141,666.67          48          TTIREG
  10/15/2004        1,778.82          33          FPFRRG
   10/7/2004        2,810.06          13          FPFRRG
   10/1/2004        7,238.93          24          FPFRRG
   10/1/2004        1,193.26          27          FPFRRG
   10/1/2004       11,752.35          75          TTIREG
   10/1/2004       33,497.47          46          FPFRRG
   10/6/2004       12,912.85          82          FPFRRG
   10/1/2004        5,041.93          41          FPFRRG
   10/1/2004        5,783.32          15          TTIREG
  10/15/2004       81,843.30          49          FPFRRG
   10/5/2004       28,556.20          45          MEREG
   10/9/2004       18,437.94          57          MEREG
   10/1/2004       71,428.57          13          TTIREG
   9/15/2004       10,267.78          14          TTIREG
   9/15/2004       15,000.00          18          TTIREG
   9/15/2004       10,513.33          19          TTIREG
   10/1/2004        8,577.86          33          TTIREG
   10/2/2004        3,287.26          14          FPFRRG
   10/1/2004       10,412.36          60          TTIREG
   10/1/2004       20,824.72          60          TTIREG
   10/2/2004        9,440.66          15          FPFRRG
   10/2/2004        4,295.95          27          FPFRRG
   10/1/2004       65,914.98          61          MEREG
   10/2/2004       13,172.78          62          MEREG
   10/1/2004       29,828.03          50          MEREG
   10/1/2004        2,403.47          50          MEREG
   9/15/2004       11,381.86          53          MEREG
   10/1/2004        8,168.03          55          FPFRRG
   9/15/2004        6,855.24          53          FPFRRG
   10/4/2004        1,935.00          32          FPFRRG
   10/1/2004       31,881.97          27          FPFRRG
   10/1/2004       57,493.99          27          FPFRRG
   10/1/2004        7,070.73          59          TTIREG
   10/3/2004        8,766.30          15          FPFRRG
   10/6/2004        1,742.70          19          FPFRRG
   10/1/2004       15,826.11          69          MEREG
   10/1/2004       10,148.53          55          TTIREG
   10/1/2004        8,134.10          59          TTIREG
   10/1/2004        4,130.55          21          FPFRRG
   10/1/2004       20,586.38          38          FPFRRG
   10/1/2004       21,518.43          27          FPFRRG
   10/1/2004       79,530.77          47          MEREG
   10/2/2004        2,829.43          16          FPFRRG
   10/1/2004        4,855.64          18          FPFRRG
   10/1/2004        6,792.47          45          FPFRRG
   10/6/2004        8,037.50          52          FPFRRG
   10/6/2004        9,494.15          53          FPFRRG
   10/6/2004          656.97          52          FPFRRG
  10/15/2004       41,297.49          67          FPFRRG
  10/13/2004        8,609.21          29          FPFRRG
   10/1/2004        6,824.33          29          FPFRRG

                                    Combined

   10/9/2004        5,805.88          33          FPFRRG
   9/25/2004       25,087.79          47          FPFRRG
   11/1/2004       16,933.76          72          FPFRRG
   11/1/2004       12,945.91          72          FPFRRG
   9/25/2004        3,853.16          28          TTIREG
   10/1/2004        3,411.84          39          FPFRRG
   10/1/2004       11,461.86          41          FPFRRG
   9/19/2004        1,208.91          55          FPFRRG
   9/19/2004        1,119.82          55          FPFRRG
  10/10/2004        6,073.30          57          FPFRRG
   9/22/2004        3,395.13          57          FPFRRG
  10/10/2004        1,142.74          59          FPFRRG
   10/1/2004        3,684.43          31          MENQSI
  10/13/2004       15,318.31          23          MENQSI
   10/1/2004        3,799.89          25          MENQSI
   10/1/2004        6,297.64          25          MENQSI
   10/1/2004        8,306.19          28          MENQSI
   10/1/2004        4,034.68          26          MENQSI
   9/15/2004        5,107.69          27          MENQSI
   10/1/2004        4,468.13          27          MENQSI
   10/1/2004        6,830.85          27          MENQSI
   10/1/2004        6,110.95          42          FPFRRG
   10/1/2004        5,466.24          47          FPFRRG
  10/15/2004        4,119.96          31          FPFRRG
   10/1/2004        7,517.73          28          FPFRRG
   10/2/2004       67,787.63          63          FPFRRG
   10/6/2004        5,316.87          19          FPFRRG
   10/1/2004       89,940.82          21          FPFRRG
  10/10/2004       48,454.06          27          FPFRRG
   10/1/2004        2,285.96          48          MEREG
   10/1/2004       12,365.56          42          MEREG
   10/1/2004       27,301.75          49          MEREG
   10/2/2004        6,513.14          58          MEREG
   10/1/2004        5,799.40          59          MEREG
   10/3/2004       11,092.36          31          FPFRRG
   10/1/2004        1,259.47          31          FPFRRG
  10/10/2004        1,918.66          20          FPFRRG
   10/1/2004        4,920.81          22          FPFRRG
   10/1/2004        4,827.18          54          MEREG
   10/1/2004          700.79          19          FPFRRG
   10/1/2004       20,116.76          31          FPFRRG
  10/15/2004       44,862.69          47          TTIREG
   10/1/2004       35,264.57          50          TTIREG
   10/1/2004       34,296.49          58          TTIREG
   10/1/2004       64,402.63          20          FPFRRG
   10/1/2004       13,073.07          21          FPFRRG
   9/23/2004          846.54          34          FPFRRG
   10/4/2004        5,109.94          25          FPFRRG
   10/4/2004        7,019.57          37          FPFRRG
  10/11/2004        4,104.78          30          FPFRRG
  10/11/2004        1,343.76          42          FPFRRG
  10/19/2004        1,870.47          43          FPFRRG

                                    Combined

  10/19/2004        2,109.17          31          FPFRRG
  10/23/2004        2,295.50          46          FPFRRG
  10/23/2004        5,834.34          34          FPFRRG
   11/1/2004        5,313.52          36          FPFRRG
   10/1/2004       18,414.93          19          FPFRRG
   10/2/2004       21,923.68          55          FPFRRG
   10/1/2004       14,041.67          57          FPFRRG
   10/1/2004       14,000.00          20          FPFRRG
   10/1/2004        9,971.08          32          FPFRRG
  10/14/2004        1,276.96          60          FPFRRG
   10/5/2004        2,157.48          32          FPFRRG
   10/1/2004       10,863.91          20          FPFRRG
   10/1/2004       12,248.44          56          FPFRRG
   10/7/2004        6,725.85          20          FPFRRG
  10/17/2004        1,444.28          33          FPFRRG
  10/10/2004        1,729.07          37          FPFRRG
   10/5/2004        1,091.80          38          FPFRRG
   10/1/2004        1,120.48          39          FPFRRG
   10/1/2004      119,335.96          45          FPFRRG
   10/1/2004        9,904.60          34          FPFRRG
   10/1/2004       16,060.74          57          FPFRRG
   10/2/2004        9,979.22          59          FPFRRG
  10/17/2004       19,773.71          56          MEREG
   10/1/2004        8,659.90          58          FPFRRG
   10/3/2004       11,729.08          33          FPFRRG
   10/1/2004        1,598.96          21          TTIREG
   10/1/2004        1,406.25          22          TTIREG
  10/15/2004        5,599.47          23          FPFRRG
  10/11/2004        1,053.87          30          FPFRRG
  10/11/2004          717.22          30          FPFRRG
  10/19/2004       18,331.81          43          FPFRRG
   9/23/2004        2,917.08          34          FPFRRG
  10/15/2004        2,747.13          48          FPFRRG
  10/10/2004       27,467.61          36          FPFRRG
   10/5/2004        1,829.33          22          FPFRRG
   10/1/2004       12,601.02          22          FPFRRG
   10/1/2004        4,966.36          34          FPFRRG
   10/1/2004        8,436.99          22          FPFRRG
   10/1/2004        3,066.02          34          MEREG
   10/1/2004        9,552.34          82          MEREG
   10/1/2004       14,028.85          58          MEREG
   10/6/2004        1,390.29          35          FPFRRG
   11/2/2004       11,571.63          25          FLTQSI
   10/8/2004      168,464.23          46          FPFRRG
   10/1/2004        3,462.84          35          FPFRRG
   10/1/2004       17,205.53          72          FPFRRG
   10/4/2004       14,260.43          52          FPFRRG
   10/1/2004       17,602.49          82          FPFRRG
   10/1/2004        3,514.75          32          MENQSI
   10/3/2004        3,866.22          35          MENQSI
   10/1/2004        5,108.64          12          FPFRRG
  10/30/2004       10,493.68          15          MENQSI

                                    Combined

  10/30/2004        2,529.76          18          MENQSI
  10/30/2004        2,386.98          21          MEREG
  10/30/2004        3,487.28          21          MEREG
   9/15/2004       25,492.62          27          FPFRRG
  10/12/2004        2,867.20          39          FPFRRG
   10/1/2004        6,096.46          56          FPFRRG
   11/1/2004        7,728.63          48          FPFRRG
   10/1/2004        8,581.23          35          FPFRRG
   10/1/2004        3,847.54          42          FPFRRG
   10/1/2004       16,408.04          24          FPFRRG
   9/20/2004        7,625.07          24          FPFRRG
   9/20/2004        1,497.09          24          FPFRRG
  10/11/2004        7,618.19          27          FPFRRG
   10/1/2004       78,958.00          13          MENQSI
  10/12/2004        3,975.67          58          FPFRRG
   10/1/2004        2,775.36          47          MEREG
  10/15/2004        5,798.75          48          MEREG
  10/11/2004        1,097.31          13          FPFRRG
   10/1/2004        1,484.02          37          FPFRRG
  10/10/2004        7,497.73          37          FPFRRG
  10/10/2004        4,507.91          38          FPFRRG
   10/1/2004        5,420.12          38          FPFRRG
    9/1/2004        6,878.46          36          FPFRRG
   10/1/2004        1,137.62          36          FPFRRG
  10/15/2004       63,830.81          33          TTIREG
   10/7/2004        8,890.36          37          FPFRRG
   10/1/2004       77,074.84          13          FPFRRG
   10/1/2004       96,027.26          13          FPFRRG
   10/1/2004       34,694.79          13          FPFRRG
   10/1/2004        9,256.71          23          MEREG
  10/15/2004       11,044.47          25          MEREG
   10/1/2004       25,003.71          66          TTIREG
   10/1/2004       20,762.91          67          TTIREG
   10/1/2004       15,336.81          69          TTIREG
   10/1/2004       18,906.99          69          TTIREG
   10/1/2004       75,191.43          24          TTIREG
   10/6/2004        7,267.58          25          FPFRRG
   10/1/2004        4,490.29          75          FPFRRG
   10/1/2004        9,589.69          67          FPFRRG
   10/2/2004        3,211.52          59          FPFRRG
   10/1/2004        1,148.72          25          FPFRRG
   10/1/2004        6,880.25          37          FPFRRG
   10/1/2004        3,084.70          49          FPFRRG
   10/1/2004        3,614.17          38          FPFRRG
   10/1/2004        7,197.00          69          FPFRRG
   10/1/2004        3,713.79          25          FPFRRG
   10/1/2004        4,793.65          51          FPFRRG
  10/15/2004        1,350.00          60          FPFRRG
  10/12/2004       12,328.84          39          FPFRRG
   10/1/2004       23,204.13          39          FPFRRG
   10/1/2004       13,032.38          72          FPFRRG
   10/1/2004       38,170.06          15          FPFRRG

                                    Combined

   10/5/2004        1,671.50          52          FPFRRG
  10/14/2004        1,320.73          33          FPFRRG
   10/2/2004          817.88          34          FPFRRG
  10/10/2004          551.93          36          FPFRRG
   10/2/2004        5,395.53          39          FPFRRG
   10/3/2004       10,945.24          41          FPFRRG
   10/1/2004       20,835.92          59          MEREG
   10/8/2004       18,019.16          53          MEREG
   10/1/2004        9,584.00          19          MEREG
   10/1/2004        2,390.00          23          MEREG
  10/12/2004        2,992.31          28          FPFRRG
   10/1/2004        2,999.13          28          FPFRRG
   10/1/2004        2,999.13          28          FPFRRG
  10/10/2004        5,432.52          28          FPFRRG
  10/15/2004        5,424.85          28          FPFRRG
   10/1/2004        5,422.31          27          FPFRRG
   10/1/2004        3,962.68          32          FPFRRG
   9/30/2004        5,327.01          34          FPFRRG
   10/5/2004        3,711.02          40          FPFRRG
   10/1/2004        2,251.25          42          FPFRRG
   10/1/2004        1,518.52          13          MENQSI
   10/8/2004        5,988.19          42          FPFRRG
   10/2/2004       34,874.33          37          FPFRRG
   10/1/2004       61,822.01          65          FPFRRG
  10/11/2004       18,021.49          65          MEREG
  10/15/2004       11,829.53          66          MEREG
  10/15/2004        3,552.18          66          MEREG
  10/11/2004       23,376.67          67          FPFRRG
   10/2/2004        6,963.28          31          FPFRRG
  10/13/2004        4,272.20          31          FPFRRG
   11/1/2004        8,497.98          48          FPFRRG
   11/1/2004       10,717.68          48          FPFRRG
   9/17/2004       64,612.48          54          FPFRRG
  10/11/2004       13,318.70          52          FPFRRG
   10/1/2004       49,105.59          69          TTIREG
   10/1/2004       45,236.96          69          TTIREG
   9/17/2004        6,140.08          42          FPFRRG
   10/1/2004       86,902.70          47          FPFRRG
  10/15/2004       11,979.93          31          FPFRRG
  10/15/2004        6,450.83          33          FPFRRG
  10/15/2004        6,108.04          15          FPFRRG
  10/15/2004       21,971.54          25          FPFRRG
  10/15/2004       10,603.06          31          FPFRRG
   10/1/2004        4,214.05          43          FPFRRG
   10/1/2004       26,388.26          55          MENQSI
   10/1/2004       53,964.00          19          MENQSI
   9/30/2004       15,798.00          19          MENQSI
   10/1/2004        8,573.00          25          MEREG
   10/1/2004       11,526.34          57          FPFRRG
   10/1/2004        5,219.42          47          FPFRRG
   10/1/2004       14,914.63          47          FPFRRG
   10/1/2004       13,205.60          54          MEREG

                                    Combined

   10/2/2004        1,179.81          31          TTIREG
   10/1/2004        5,136.59          55          FPFRRG
   10/1/2004        5,137.68          56          FPFRRG
   10/1/2004        5,160.23          57          FPFRRG
   10/5/2004        5,182.81          58          FPFRRG
   10/1/2004        1,717.21          43          FPFRRG
   10/1/2004          824.39          33          FPFRRG
   10/1/2004        9,601.66          55          FPFRRG
   10/1/2004        5,767.03          56          FPFRRG
  10/11/2004        3,493.03          47          FPFRRG
   9/15/2004        3,099.97          49          FPFRRG
   10/1/2004        3,436.97          42          FPFRRG
   10/1/2004        7,583.80          42          FPFRRG
   10/1/2004        4,604.90          46          FPFRRG
   11/3/2004        6,249.59          45          FPFRRG
   10/1/2004        1,895.75          57          FPFRRG
   9/15/2004       24,354.10          32          FPFRRG
   10/1/2004        2,407.78          38          FPFRRG
  10/20/2004       74,009.33          21          FPFRRG
   10/1/2004       22,904.56          15          MENQSI
   10/3/2004        8,922.53          55          FPFRRG
   10/6/2004        5,166.43          46          MEREG
   10/2/2004        6,435.47          44          TTIREG
   10/1/2004       55,319.72          20          FPFRRG
   11/1/2004       36,001.54          60          FPFRRG
   10/1/2004        3,457.04          68          MEREG
   10/1/2004        6,538.69          68          MEREG
  10/10/2004        3,998.96          69          MEREG
   10/1/2004       21,807.00          26          FLTQSI
   10/4/2004        1,925.28          44          MEREG
   10/1/2004        7,159.17          44          FPFRRG
   10/5/2004       15,266.39          33          FPFRRG
   10/1/2004        3,314.77          44          MEREG
   9/15/2004       47,334.93          54          FPFRRG
   10/1/2004        6,148.68          59          FPFRRG
  10/17/2004        4,744.31          37          FPFRRG
   10/9/2004        3,862.89          59          FPFRRG
   9/17/2004        1,735.72          43          MENQSI
   9/22/2004        4,374.11          44          MENQSI
   9/18/2004       13,299.72          47          MENQSI
  10/10/2004        5,366.89          53          MENQSI
   10/1/2004       20,005.00          18          MENQSI
   9/15/2004        1,316.66          25          FPFRRG
   9/15/2004        1,309.24          25          FPFRRG
   10/1/2004        2,753.48          79          FPFRRG
   9/15/2004        4,292.83          62          FPFRRG
   9/15/2004        6,725.74          44          FPFRRG
   9/15/2004        3,592.19          51          FPFRRG
   10/1/2004       20,177.30          16          MENQSI
   10/1/2004        2,929.02          23          MENQSI
  10/11/2004       35,276.47         106          MEREG
   10/1/2004       49,048.12         108          MEREG

                                    Combined

  10/15/2004       55,189.12          19          MENQSI
  10/15/2004       22,867.14          22          MEREG
  10/15/2004        7,487.02          25          MEREG
  10/15/2004        1,447.20          22          FPFRRG
   10/8/2004        1,341.77          34          MEREG
   10/1/2004        2,575.23          23          MEREG
   10/1/2004        2,578.40          36          MEREG
   10/2/2004        7,665.73          39          MEREG
   10/1/2004        1,124.48          22          FPFRRG
   10/1/2004       25,325.80          36          FPFRRG
   10/1/2004        1,854.42          38          FPFRRG
   10/1/2004       30,118.85          28          FPFRRG
   9/15/2004       12,122.16          23          FPFRRG
   9/15/2004       20,407.49          36          FPFRRG
   9/15/2004       14,536.25          26          FPFRRG
   10/1/2004          320.79          46          MENQSI
   9/12/2004          562.01          39          MEREG
   9/14/2004        1,872.21          64          MEREG
   9/29/2004       54,210.00          27          MEREG
   10/5/2004        8,066.13          46          FPFRRG
   10/8/2004        1,069.26          48          FPFRRG
  10/14/2004        3,659.07          50          FPFRRG
   9/17/2004        1,060.84          33          FPFRRG
   10/1/2004       21,552.64          46          FPFRRG
   10/1/2004        6,406.75          46          FPFRRG
   10/5/2004        9,572.55          53          FPFRRG
   11/1/2004       21,480.19          60          MEREG
   10/1/2004       10,790.21          46          FPFRRG
   10/4/2004       26,628.02          46          FPFRRG
   10/1/2004       17,771.65          47          FPFRRG
   10/1/2004       15,274.12          52          FPFRRG
   10/5/2004        8,651.80          53          FPFRRG
   10/5/2004        3,548.55          46          FPFRRG
   10/1/2004       10,775.66          49          FPFRRG
   10/1/2004       10,815.79          37          MENQSI
   10/1/2004       10,995.95          18          MEREG
   10/1/2004        1,283.48          24          MEREG
   10/1/2004        7,318.77          24          MEREG
   10/1/2004        3,348.78          24          MEREG
  10/14/2004      142,484.23          59          FPFRRG
   10/8/2004        7,932.35          70          MEREG
   10/1/2004        8,726.26          48          MEREG
   10/5/2004       14,604.69          46          MEREG
   10/5/2004       32,051.00          22          MEREG
  10/15/2004       13,452.96          24          MEREG
   9/30/2004       17,384.17          24          MEREG
   10/1/2004        2,775.36          47          MEREG
  10/14/2004       57,289.60          59          FPFRRG
  10/15/2004        9,294.69          23          FPFRRG
   10/4/2004        1,503.09          35          FPFRRG
   9/15/2004       41,594.10          47          FPFRRG
   10/1/2004        3,089.34          47          FPFRRG

                                    Combined

   10/2/2004          341.64          38          FPFRRG
  10/10/2004        9,720.85          48          FPFRRG
   10/1/2004       56,524.45          33          MEREG
   10/5/2004       19,027.81          46          FPFRRG
   10/1/2004        1,549.52          45          FPFRRG
   10/1/2004          588.32          46          FPFRRG
   9/15/2004        1,553.40          36          FPFRRG
   12/3/2004      304,850.85          23          MENQSI
   10/2/2004       11,066.68          34          FPFRRG
   10/1/2004        7,057.52          55          FPFRRG
   10/1/2004       46,175.09          57          FPFRRG
  10/10/2004       22,154.27          59          FPFRRG
   10/1/2004       22,065.10          59          FPFRRG
   11/1/2004       23,042.21          60          FPFRRG
   11/1/2004       14,659.39          60          FPFRRG
   10/1/2004       18,512.10          59          MEREG
   9/24/2004       12,634.26          34          MENQSI
   9/26/2004        3,780.54          20          MENQSI
   9/26/2004        5,809.02          20          MENQSI
   10/3/2004        6,380.66          39          FLTQSI
   10/1/2004       76,209.22          18          MENQSI
  10/15/2004        6,648.72          24          MENQSI
   11/1/2004        5,900.00          30          MENQSI
   10/1/2004        7,116.59          36          FPFRRG
   10/1/2004        5,903.47          18          FPFRRG
   10/1/2004        2,104.37          41          FPFRRG
   10/1/2004       16,636.61          15          MEREG
   10/1/2004        8,461.07          36          FPFRRG
   10/1/2004       42,007.08          59          FPFRRG
   10/1/2004       10,948.41          59          FPFRRG
   10/1/2004       12,080.52          25          FPFRRG
   10/5/2004        2,370.25          26          FPFRRG
  10/11/2004        2,360.12          32          FPFRRG
   10/1/2004        3,861.73          33          FPFRRG
   10/1/2004       19,307.60          47          MEREG
   10/1/2004        7,892.00          21          MEREG
   10/4/2004       13,832.00          25          MEREG
   10/1/2004       34,658.69          20          MEREG
   10/1/2004        1,616.51          48          FPFRRG
   10/4/2004        1,778.07          49          FPFRRG
  10/15/2004        2,886.76          25          MENQSI
   10/1/2004        7,536.47          49          FPFRRG
  10/14/2004        1,459.80          52          FPFRRG
   9/15/2004        1,327.05          25          FPFRRG
   9/15/2004          933.19          25          FPFRRG
   9/15/2004        2,017.04          30          FPFRRG
  10/10/2004        1,228.69          32          FPFRRG
   9/15/2004       24,872.56          74          FPFRRG
   10/1/2004      132,134.63          31          TTIREG
   10/1/2004       31,478.50          50          FPFRRG
   10/1/2004       14,006.95          50          FPFRRG
   10/8/2004        7,760.28          54          FPFRRG

                                    Combined

   10/1/2004        5,358.08          54          FPFRRG
   10/4/2004        1,742.98          49          FPFRRG
  10/15/2004       68,750.00          50          FPFRRG
   10/1/2004       19,333.55          49          FPFRRG
   10/3/2004        6,679.18          50          FPFRRG
   10/1/2004       21,385.40          25          FPFRRG
   10/1/2004       12,675.83          38          FPFRRG
   10/7/2004       20,000.00          31          MEREG
  10/10/2004        6,189.37          50          FPFRRG
  10/10/2004       12,644.72          38          FPFRRG
   11/1/2004       20,859.63          84          FPFRRG
  10/12/2004        2,462.66          51          FPFRRG
  10/10/2004          998.80          53          FPFRRG
   10/1/2004        1,413.62          53          FPFRRG
   10/3/2004       24,704.01          39          MEREG
   10/1/2004       11,506.35          50          FPFRRG
  10/17/2004       44,387.21          26          FPFRRG
  10/17/2004        1,979.72          26          FPFRRG
   10/2/2004        1,539.62          38          FPFRRG
   10/1/2004          960.32          31          MENQSI
   10/1/2004        2,606.57          31          MENQSI
   9/15/2004       72,843.56          49          FPFRRG
   10/1/2004       11,833.60          50          FPFRRG
   9/16/2004        9,625.47          51          FPFRRG
   10/1/2004       45,490.25          59          TTIREG
   10/1/2004       60,104.35          59          TTIREG
   10/1/2004        5,944.01          26          MEREG
   10/1/2004        3,675.68          38          FPFRRG
   10/1/2004        6,036.96          39          FPFRRG
   10/1/2004        1,660.06          42          FPFRRG
   11/2/2004       23,102.72          48          MEREG
   10/9/2004        6,799.34          62          MEREG
   10/1/2004        7,521.17          69          MEREG
   10/5/2004        6,016.38          49          MEREG
   10/1/2004        3,087.53          50          FPFRRG
   10/1/2004          910.78          26          FPFRRG
   10/1/2004        1,081.39          51          FPFRRG
   10/1/2004       40,361.56          50          FPFRRG
   10/1/2004       46,740.45         110          MEREG
   10/1/2004       60,540.00         110          MEREG
   10/1/2004        5,305.61         115          MEREG
   10/1/2004       15,448.77          81          FPFRRG
   10/1/2004        9,099.49          50          FPFRRG
    9/1/2004      113,009.58          51          TTIREG
   10/4/2004       60,526.32          66          TTIREG
   10/1/2004        5,938.77          39          FPFRRG
   10/1/2004        1,632.51          39          FPFRRG
   10/1/2004        3,812.09          38          FPFRRG
   10/1/2004        2,078.04          38          FPFRRG
   10/2/2004        4,320.39          50          MEREG
   10/3/2004        7,955.23          50          MEREG
   10/3/2004        7,955.23          50          MEREG

                                    Combined

   10/3/2004        7,955.23          50          MEREG
   10/3/2004        7,721.84          50          MEREG
   10/3/2004        8,506.22          50          MEREG
   10/2/2004        4,316.27          50          MEREG
   10/1/2004        3,209.97          50          MEREG
  10/11/2004        3,510.67          40          FPFRRG
   10/1/2004        8,026.73          54          FPFRRG
   10/1/2004        8,235.19          26          FPFRRG
   10/1/2004       10,110.39          27          FPFRRG
   10/1/2004        8,670.97          32          FPFRRG
   10/1/2004       89,750.74          51          FPFRRG
  10/12/2004       42,000.00          39          FPFRRG
  10/12/2004        5,409.72          75          FPFRRG
   10/1/2004       48,029.43          27          FPFRRG
   10/2/2004       66,761.58          39          FPFRRG
  10/12/2004       13,782.37          75          MENQSI
  10/12/2004        5,934.32          39          FPFRRG
  10/15/2004       39,971.10          51          TTIREG
   10/2/2004       18,159.78          50          TTIREG
   10/1/2004       30,061.91          50          TTIREG
   10/1/2004        1,900.32          52          TTIREG
   10/6/2004       25,915.54          50          TTIREG
  10/13/2004       25,644.22          51          TTIREG
   10/1/2004        6,520.58          55          TTIREG
  10/15/2004        6,566.05          58          TTIREG
  12/15/2004      179,735.54          27          MENQSI
  10/19/2004       23,195.62          39          FPFRRG
   10/1/2004        6,368.39          51          FPFRRG
   10/1/2004       48,053.26          54          FPFRRG
   11/1/2004       18,190.35          48          FPFRRG
   10/1/2004       14,802.33          51          FPFRRG
   10/1/2004       20,648.39          54          FPFRRG
   10/1/2004       96,360.48          50          FPFRRG
   10/1/2004       96,360.48          50          FPFRRG
   10/1/2004        1,682.71          50          MEREG
   10/2/2004      134,400.88          27          MENQSI
   10/1/2004       16,480.68          39          FPFRRG
   10/1/2004        1,092.31          51          FPFRRG
   10/1/2004       89,140.46          39          MEREG
   10/1/2004       12,569.95          50          FPFRRG
   10/2/2004        8,942.36          51          FPFRRG
   10/1/2004       11,342.17          42          FPFRRG
   10/2/2004       37,438.82          39          FPFRRG
   10/3/2004        4,508.03          29          FPFRRG
   10/1/2004       73,333.33          52          TTIREG
   10/1/2004       18,107.01          53          MENQSI
   9/15/2004        3,109.25          31          FPFRRG
   10/8/2004        3,917.68          13          FPFRRG
   10/8/2004        3,434.90          33          FPFRRG
   10/8/2004        2,300.86          13          FPFRRG
   10/1/2004      172,580.33          27          MENQSI
   10/1/2004       12,528.32          51          FPFRRG

                                    Combined

   10/1/2004      138,888.89          30          TTIREG
   10/1/2004      159,881.24          30          TTIREG
   10/2/2004      192,434.28          27          MENQSI
   10/1/2004       28,271.55          51          FPFRRG
   9/15/2004        2,063.24          52          FPFRRG
   10/1/2004        8,158.99          59          FPFRRG
   10/1/2004        6,636.89          33          FPFRRG
   10/1/2004        5,996.48          15          FPFRRG
   10/1/2004       13,363.87          27          TTIREG
   10/2/2004       59,062.75          39          FPFRRG
   10/2/2004      100,497.58          39          FPFRRG
   10/2/2004       52,371.09          39          FPFRRG
   10/5/2004       90,102.13          40          FPFRRG
   10/1/2004       36,962.79          59          MEREG
   10/1/2004       14,684.14          50          MEREG
   10/1/2004       19,470.51          26          MEREG
  10/14/2004          858.70          52          FPFRRG
   10/1/2004      111,213.00          23          MEREG
   10/1/2004       27,940.84          51          FPFRRG
   10/2/2004       14,399.67          51          FPFRRG
   10/1/2004       10,310.68          55          FPFRRG
   10/1/2004       66,314.67          75          FPFRRG
   10/6/2004        1,351.72          30          FPFRRG
   10/1/2004       18,364.27          33          FPFRRG
   10/1/2004      434,679.00          24          MENQSI
   10/1/2004       28,265.92          54          FPFRRG
   10/1/2004        6,392.55          46          FPFRRG
   11/1/2004       10,267.73          60          FPFRRG
   11/1/2004        9,279.08          48          FPFRRG
  10/23/2004       44,653.79         112          MEREG
   10/1/2004       21,531.27          27          MENQSI
   10/4/2004        5,045.66          30          MENQSI
  10/10/2004        2,638.86          48          FPFRRG
  10/12/2004        7,593.32          53          FPFRRG
  10/13/2004        1,332.74          29          FPFRRG
  10/15/2004       13,696.64          95          FPFRRG
   9/15/2004        1,322.36          30          FPFRRG
   9/15/2004        1,323.84          30          FPFRRG
   9/15/2004        1,441.97          30          FPFRRG
   9/15/2004        1,441.97          30          FPFRRG
  10/13/2004        1,323.84          29          FPFRRG
   10/5/2004        2,875.00          52          FPFRRG
   10/1/2004        5,960.40          57          FPFRRG
   10/1/2004       25,198.00          25          MEREG
  10/13/2004        1,366.12          29          FPFRRG
  10/13/2004        1,378.69          29          FPFRRG
   10/5/2004        6,653.36          41          MENQSI
   9/15/2004        1,441.97          30          FPFRRG
   11/1/2004       75,000.00          60          FPFRRG
   10/1/2004        1,091.64          53          FPFRRG
   10/1/2004        3,505.52          41          FPFRRG
  10/13/2004       17,082.56          56          FPFRRG

                                    Combined

   10/1/2004          968.90          42          FPFRRG
   10/6/2004       17,333.78          51          MEREG
   10/1/2004       24,428.63          60          MEREG
   10/1/2004        8,122.13          17          FPFRRG
   10/2/2004        9,336.11          53          FPFRRG
   10/1/2004       30,714.07          64          FPFRRG
   10/1/2004       15,035.45          71          FPFRRG
   10/1/2004       10,184.66          41          MENQSI
  10/11/2004        4,612.33          41          FPFRRG
  10/12/2004       37,430.00          54          FPFRRG
   10/1/2004       53,510.50          81          FPFRRG
   10/8/2004        6,043.31          29          MENQSI
   10/8/2004        3,132.32          29          MENQSI
   9/16/2004        4,658.48          30          MENQSI
   10/1/2004        8,284.73          30          MENQSI
   10/1/2004        6,166.21          31          MENQSI
   10/1/2004       12,719.50          31          MENQSI
   10/1/2004       11,606.53          33          MENQSI
   10/3/2004        7,700.87          34          MENQSI
   10/3/2004        3,170.89          34          MENQSI
  10/13/2004        6,870.92          36          MENQSI
   10/1/2004        1,566.10          29          FPFRRG
   10/8/2004       24,776.34          76          TTIREG
   10/9/2004       19,453.56          54          FPFRRG
   10/1/2004       18,571.01          83          FPFRRG
   10/1/2004        2,447.68          53          MEREG
   10/1/2004       14,032.86          54          FPFRRG
   10/1/2004       10,106.00          27          MENQSI
   10/1/2004       23,976.77          53          FPFRRG
   10/8/2004        1,268.24          42          MENQSI
  10/15/2004        7,071.52          42          FPFRRG
   10/1/2004       39,723.33          42          TTIREG
   10/1/2004        2,992.83          71          TTIREG
   10/1/2004       53,071.99          53          FPFRRG
   10/1/2004          515.51          77          FPFRRG
   10/9/2004        5,828.38          44          FPFRRG
   10/5/2004        5,305.31          46          FPFRRG
   11/1/2004        8,615.38          60          FPFRRG
   10/1/2004        7,895.49          53          FPFRRG
   11/1/2004        6,760.12          60          FPFRRG
   10/1/2004       18,638.46          77          FPFRRG
   10/1/2004        9,364.23          53          FPFRRG
   10/1/2004       34,441.52          42          FPFRRG
   10/1/2004       20,369.63          42          FPFRRG
   10/1/2004      100,726.43          67          FPFRRG
   10/1/2004       75,767.80          69          FPFRRG
   10/1/2004       38,350.14          64          MEREG
   10/1/2004       10,288.98          64          MEREG
   10/1/2004       13,946.87          66          FPFRRG
   10/1/2004      147,159.09          54          FPFRRG
   10/1/2004      282,458.00          54          FPFRRG
   10/1/2004       12,792.59          53          TTIREG

                                    Combined

    9/1/2004       19,784.91          81          FPFRRG
   10/1/2004       28,878.06          30          FPFRRG
   10/1/2004       45,667.88          42          FPFRRG
   10/1/2004       10,816.09          43          FPFRRG
   10/9/2004       21,588.37          46          FPFRRG
   10/1/2004       53,283.61          42          FPFRRG
   10/1/2004        2,556.70          53          MEREG
   10/1/2004        3,413.16          55          MEREG
   10/1/2004        6,185.11          53          FPFRRG
   10/1/2004        4,797.38          55          FPFRRG
  10/14/2004        2,757.97          47          FPFRRG
   10/1/2004        5,253.39          78          FPFRRG
  10/19/2004        3,804.73          43          MENQSI
   10/1/2004        3,845.95          44          MENQSI
   10/1/2004       22,841.61          42          FPFRRG
   10/3/2004       22,340.14          43          FPFRRG
  10/13/2004       11,959.54          44          FPFRRG
  10/11/2004       21,629.47          47          FPFRRG
   10/1/2004       27,036.40          43          FPFRRG
   10/2/2004       13,527.37          53          MEREG
   10/2/2004        9,898.85          30          FPFRRG
   10/1/2004        1,445.00          34          FPFRRG
   10/1/2004        1,916.52          35          FPFRRG
   11/1/2004        4,425.48          36          FPFRRG
   10/1/2004       16,862.20          30          TTIREG
   9/30/2004       16,284.76          24          MENQSI
   9/28/2004        8,749.13          26          MENQSI
   10/7/2004       11,249.81          66          FPFRRG
   10/1/2004       11,114.99          18          FPFRRG
   10/7/2004        8,877.10          54          FPFRRG
   10/1/2004        3,092.34          31          FPFRRG
   10/7/2004       33,977.51          43          FPFRRG
   10/1/2004        2,447.68          55          MEREG
   10/1/2004       10,633.47          31          FPFRRG
  10/14/2004       11,085.36          79          FPFRRG
   9/15/2004        3,803.88          31          MEREG
   10/1/2004        4,632.19          31          MEREG
   9/15/2004       60,522.57          19          FPFRRG
   9/16/2004       75,000.00          55          MEREG
   10/1/2004       28,229.00          28          MEREG
   10/1/2004        8,407.42          43          MEREG
   10/7/2004       26,326.62          31          FPFRRG
  10/10/2004        4,673.27          79          FPFRRG
   10/1/2004       71,349.17          43          FPFRRG
   10/1/2004       12,007.48          31          FPFRRG
   10/1/2004        6,857.65          42          FPFRRG
   10/2/2004       27,105.20          43          FPFRRG
   10/1/2004       21,758.54          43          FPFRRG
   10/4/2004        4,016.26          55          FPFRRG
   10/1/2004        2,756.87          59          FPFRRG
   10/6/2004        2,155.78          55          FPFRRG
   10/6/2004        1,606.41          31          FPFRRG

                                    Combined

   11/1/2004      109,669.02          31          MENQSI
  10/10/2004        7,244.81          56          FPFRRG
   10/1/2004        3,199.09          54          FPFRRG
   10/4/2004       22,681.57          56          FPFRRG
   10/4/2004        6,144.93          43          FPFRRG
   10/5/2004        5,220.46          37          MEREG
   10/5/2004        5,771.28          54          MEREG
   10/1/2004       38,681.48          45          TTIREG
   10/1/2004        9,425.10          47          TTIREG
   10/1/2004       16,867.61          26          MEREG
  10/14/2004        2,143.28          56          FPFRRG
   10/1/2004          428.56          56          FPFRRG
   10/2/2004        2,114.84          56          FPFRRG
   10/3/2004        1,696.80          56          FPFRRG
   10/1/2004          904.39          57          FPFRRG
   9/20/2004       28,046.44          32          MENQSI
   11/1/2004       15,662.62          36          MENQSI
  10/14/2004        1,322.62          32          FPFRRG
   9/15/2004          353.67          33          FPFRRG
   9/15/2004        1,260.28          33          FPFRRG
  10/14/2004        1,290.52          32          FPFRRG
  10/14/2004        1,288.14          32          FPFRRG
   10/1/2004       55,596.64         104          FPFRRG
  10/14/2004        1,328.14          32          FPFRRG
  10/14/2004        1,290.52          32          FPFRRG
  10/14/2004        3,368.16          56          FPFRRG
  10/10/2004        3,235.13          57          FPFRRG
   10/2/2004        1,384.65          57          FPFRRG
  10/11/2004        7,369.76          44          FPFRRG
   10/3/2004        8,940.06          45          FPFRRG
   10/3/2004       18,629.68          46          FPFRRG
  10/14/2004        1,320.22          32          FPFRRG
   10/1/2004       43,934.00          32          FPFRRG
   10/1/2004        2,521.86          44          FPFRRG
   9/15/2004          490.38          33          FPFRRG
   9/15/2004          529.02          33          FPFRRG
   10/1/2004       22,150.69          45          MENQSI
   10/1/2004        1,616.77          36          FLTQSI
   10/1/2004          475.44          32          FLTQSI
   9/18/2004        3,476.34          55          MEREG
   10/8/2004        1,956.68          55          MEREG
   10/1/2004       59,717.38          56          FPFRRG
   10/1/2004        6,234.85          32          TTIREG
   10/1/2004        2,973.73          33          TTIREG
   10/2/2004        3,379.32          44          FPFRRG
   10/2/2004       13,743.93          55          FPFRRG
  10/12/2004        1,988.24          58          FPFRRG
   10/1/2004        1,569.54          34          FPFRRG
   10/1/2004        7,442.86          68          FPFRRG
   10/9/2004          442.46          69          FPFRRG
   10/3/2004       20,989.58          38          TTIREG
   10/1/2004       14,598.57          30          MEREG

                                    Combined

   10/1/2004        6,592.55          33          MEREG
   10/1/2004        6,249.56          56          FPFRRG
   10/1/2004        3,269.65          35          FPFRRG
  10/10/2004       72,500.00          57          FPFRRG
   9/15/2004       25,258.30          32          FPFRRG
  10/11/2004       20,364.61          57          FPFRRG
  10/11/2004        3,120.67          33          FPFRRG
   10/1/2004       11,045.10          57          MEREG
   10/1/2004        6,295.93          32          FPFRRG
   10/1/2004       10,309.54          32          FPFRRG
   10/1/2004        4,350.03          35          MEREG
   9/30/2004        2,822.94          18          MEREG
   9/30/2004        3,222.90          30          MEREG
   10/1/2004       55,019.85          56          FPFRRG
   10/1/2004       39,106.15          56          FPFRRG
   11/1/2004        9,871.27          60          FPFRRG
   10/1/2004        9,812.37          55          FPFRRG
   10/1/2004       18,719.99          56          FPFRRG
   10/1/2004        7,804.36          57          MENQSI
   10/1/2004       52,734.63          50          MEREG
   10/5/2004        5,214.23          44          FPFRRG
   10/5/2004        6,754.13          45          FPFRRG
   10/1/2004       22,783.25          32          FPFRRG
   10/1/2004       21,508.00          28          MEREG
   10/1/2004        2,858.00          31          MEREG
   10/3/2004        3,569.18          56          FPFRRG
   10/1/2004       16,232.91          32          FPFRRG
   10/5/2004        9,679.32          33          FPFRRG
   10/2/2004       13,564.18          34          FPFRRG
   10/1/2004       11,618.45          34          FPFRRG
   10/9/2004        3,883.97          35          FPFRRG
   10/1/2004        2,738.13          55          MENQSI
   10/4/2004        3,387.59          55          MEREG
   9/15/2004        5,657.44          58          MEREG
   9/15/2004        5,575.35          34          MEREG
   10/1/2004        2,906.18          31          MEREG
   10/1/2004        2,321.12          31          MEREG
   10/1/2004       24,492.00          32          MEREG
  10/14/2004        2,053.31          57          FPFRRG
   10/1/2004       10,295.99          57          FPFRRG
   10/1/2004        2,988.74          58          FPFRRG
  10/14/2004       23,621.23          56          FPFRRG
   10/1/2004       32,800.33          32          FPFRRG
   11/1/2004        8,540.93          36          FPFRRG
   9/15/2004        6,840.68          56          FPFRRG
   9/15/2004        8,699.00          59          FPFRRG
  10/14/2004       17,000.00          57          FPFRRG
  10/10/2004        4,445.95          56          MEREG
   10/1/2004        8,838.23          57          MEREG
   10/1/2004       25,536.00          27          MEREG
   10/1/2004       45,876.00          27          MEREG
   10/1/2004       20,112.00          27          MEREG

                                    Combined

   10/1/2004       24,110.70          32          FPFRRG
   10/1/2004        6,164.58          45          TTIREG
   10/1/2004        2,453.63          45          TTIREG
   10/1/2004        3,159.41          80          MEREG
   10/2/2004        5,647.86          80          MEREG
   10/1/2004          478.95          81          MEREG
   10/1/2004       21,962.28          69          TTIREG
   10/6/2004       41,613.06          70          TTIREG
  10/17/2004       20,969.99          59          MEREG
   9/16/2004        2,768.32          57          FPFRRG
   10/8/2004        2,546.14          45          FPFRRG
   10/1/2004        2,206.78          47          FPFRRG
  10/14/2004        5,881.83          57          TTIREG
   9/15/2004          730.89          33          FPFRRG
   10/1/2004        5,241.57          33          FPFRRG
   10/1/2004        8,655.13          39          FPFRRG
   9/11/2004       11,259.68          44          MEREG
  10/11/2004       19,091.28          45          TTIREG
   10/1/2004        8,011.35          45          FPFRRG
   10/1/2004       16,223.70          46          FPFRRG
   10/1/2004        2,242.52          57          FPFRRG
  10/10/2004       14,470.86          46          FPFRRG
   11/1/2004       18,971.61          48          FPFRRG
   10/1/2004        9,212.71          81          FPFRRG
   10/1/2004       14,499.30          57          FPFRRG
   10/1/2004       21,235.00          30          MEREG
   10/1/2004       35,375.00          33          MEREG
   9/25/2004      412,757.45          21          FPFRRG
   10/1/2004        1,729.98          45          FPFRRG
   10/7/2004        3,442.42          45          FPFRRG
   10/2/2004       15,556.29          45          FPFRRG
  10/10/2004        2,536.05          58          FPFRRG
  10/10/2004        2,494.50          65          FPFRRG
  10/10/2004        2,150.06          59          FPFRRG
   9/15/2004       69,995.96          45          FPFRRG
   11/1/2004       17,832.02          84          TTIREG
   10/1/2004      171,644.22          56          FPFRRG
   10/1/2004       22,159.13          57          TTIREG
   10/1/2004       10,003.19          57          FPFRRG
   10/1/2004       36,826.11          60          FPFRRG
    9/1/2004        4,066.92          81          MENQSI
    9/6/2004        2,647.25          82          MENQSI
  10/15/2004        7,343.27          58          FPFRRG
   10/1/2004       38,391.53          29          MEREG
   10/1/2004        2,872.41          57          FPFRRG
   10/1/2004       13,040.20          44          FPFRRG
   10/1/2004        8,858.76          45          FPFRRG
   10/1/2004       12,565.44          29          MEREG
    1/1/2005       20,300.00          31          MEREG
  10/24/2004       77,500.00          69          MEREG
  10/24/2004       77,500.00          69          MEREG
   10/1/2004       15,757.89          45          FPFRRG

                                    Combined

   10/1/2004        7,529.68          33          FPFRRG
   10/1/2004       90,836.34          58          FPFRRG
   10/1/2004        3,024.30          51          MEREG
   10/1/2004        4,779.79          53          MEREG
   10/1/2004        4,535.60          53          MEREG
   10/1/2004        4,699.86          53          MEREG
   10/1/2004        7,202.12          57          FPFRRG
   10/1/2004        2,533.04          81          FPFRRG
   11/3/2004        8,637.83          84          FPFRRG
   10/1/2004       17,952.77          57          FPFRRG
  10/12/2004        8,847.24          46          FPFRRG
   10/1/2004       76,126.91          83          FPFRRG
   10/1/2004        5,696.41          46          FPFRRG
   10/9/2004       14,728.04          33          FPFRRG
   10/1/2004        6,814.97          70          FPFRRG
   10/9/2004        3,940.47          40          FPFRRG
   10/1/2004       12,180.69          34          FPFRRG
  10/12/2004        9,782.62          57          FPFRRG
  10/12/2004        5,660.46          58          FPFRRG
   10/1/2004       37,299.77          58          FPFRRG
    1/1/2005       74,000.00          31          MEREG
   10/1/2004       13,034.83          58          FPFRRG
   11/1/2004       11,498.73          60          FPFRRG
  10/15/2004        2,233.58          46          MEREG
  10/13/2004       17,042.99          58          FPFRRG
  10/13/2004       18,017.10          60          FPFRRG
  10/15/2004        8,630.00          35          MEREG
  10/14/2004        6,667.18          46          FPFRRG
  10/22/2004        6,650.98          46          FPFRRG
   9/30/2004        4,166.21          46          FPFRRG
   10/8/2004        6,224.70          47          FPFRRG
  10/10/2004        8,314.82          48          FPFRRG
  10/17/2004        4,128.64          48          FPFRRG
  10/24/2004        6,185.02          48          FPFRRG
   10/1/2004       11,053.81          58          TTIREG
   10/1/2004        6,398.00          54          MEREG
   10/1/2004        1,471.00          29          MEREG
   11/1/2004       36,774.00          22          MEREG
   10/1/2004        5,326.00          30          MEREG
   10/1/2004       22,595.16          31          MEREG
   10/1/2004       12,768.00          34          MEREG
   10/1/2004       36,791.18          40          FPFRRG
  10/23/2004          858.05          34          FPFRRG
  10/23/2004          554.59          34          FPFRRG
   11/1/2004        3,076.29          48          FPFRRG
   9/18/2004       17,967.66          59          TTIREG
   10/1/2004       11,939.47          46          FPFRRG
   10/1/2004        3,339.11          82          MENQSI
   10/1/2004        6,367.40          57          FPFRRG
   10/1/2004       13,354.94          46          FPFRRG
   10/1/2004        5,130.81          58          FPFRRG
   10/1/2004        1,032.37          82          MENQSI

                                    Combined

   10/4/2004       12,141.05          58          MEREG
   11/1/2004        6,050.82          36          FPFRRG
   10/1/2004       14,489.11          94          FPFRRG
   10/1/2004        7,411.09          70          FPFRRG
   10/1/2004       53,619.90          58          TTIREG
   10/1/2004      104,603.67          58          TTIREG
   10/1/2004        8,070.22          46          FPFRRG
   10/1/2004        6,932.62          34          MENQSI
  10/15/2004        3,532.84          36          MENQSI
   10/1/2004       12,798.62          47          FPFRRG
   10/1/2004        1,130.41          47          FPFRRG
   10/1/2004        3,611.60          32          MEREG
   10/1/2004        3,611.60          32          MEREG
   10/1/2004       55,447.20          59          FPFRRG
    9/1/2004          638.89          35          TTIREG
    9/1/2004        9,513.89          35          TTIREG
   10/1/2004        8,974.86          36          TTIREG
   10/1/2004        9,161.91          58          MENQSI
   9/30/2004        5,185.01          58          TTIREG
   9/30/2004        6,861.54          34          TTIREG
   10/9/2004       17,729.88          46          FPFRRG
   10/1/2004        7,962.47          47          FPFRRG
   10/5/2004       23,136.25          46          TTIREG
  10/12/2004       24,660.53          35          MENQSI
   11/1/2004       10,314.01          47          FPFRRG
   11/1/2004        8,762.68          60          MEREG
   11/1/2004       26,028.57          60          MEREG
  10/11/2004       20,129.31          59          MEREG
   10/1/2004       31,153.56          83          FPFRRG
   10/1/2004       18,358.90          83          FPFRRG
   10/1/2004       16,610.84          59          FPFRRG
   10/1/2004        6,375.86          35          FPFRRG
   10/1/2004        3,693.89          35          FPFRRG
   9/15/2004       27,514.09          47          FPFRRG
   10/1/2004        9,553.77          59          FPFRRG
   10/1/2004       22,507.07          54          MEREG
   10/2/2004       20,261.22          54          MEREG
   10/8/2004        5,601.19          47          MEREG
  10/13/2004       10,549.65          47          FPFRRG
   10/1/2004       34,866.71          59          MEREG
  10/13/2004        1,695.46          59          FPFRRG
   10/1/2004        5,926.09          59          FPFRRG
   10/1/2004      183,033.66          30          MEREG
   10/1/2004        2,118.77          61          MENQSI
  10/15/2004        5,529.01          36          FPFRRG
   10/1/2004        2,228.97          59          FPFRRG
   10/1/2004        5,289.14          59          FPFRRG
   10/1/2004        1,988.96          59          FPFRRG
   10/3/2004        2,775.91          35          FPFRRG
   10/2/2004       93,023.85          47          MEREG
   11/1/2004       11,522.80          60          TTIREG
   10/1/2004        7,013.00          71          MENQSI

                                    Combined

   10/1/2004        2,084.62         119          MENQSI
   10/1/2004        2,734.18          83          MENQSI
   10/1/2004       11,188.02          35          FPFRRG
  10/15/2004      107,799.16          60          FPFRRG
   10/1/2004        5,285.39          35          FPFRRG
   10/7/2004        6,250.46          35          FPFRRG
   9/25/2004       67,050.00          30          MEREG
   10/2/2004        9,621.99          59          FPFRRG
   11/1/2004        9,613.67          60          FPFRRG
   10/1/2004        1,824.88          35          MEREG
   10/1/2004        2,052.89          35          MEREG
   11/1/2004       21,576.13          84          FPFRRG
   10/1/2004       17,177.45          47          FPFRRG
   10/1/2004       31,365.14          47          FPFRRG
   11/1/2004       22,967.31          48          FPFRRG
   10/9/2004        8,753.10          59          MEREG
   10/3/2004        7,735.01          35          FPFRRG
   10/3/2004        5,050.66          47          FPFRRG
  10/15/2004       29,196.10          60          MEREG
   10/1/2004       24,540.82          30          MEREG
   11/1/2004        2,300.00          48          FPFRRG
   10/9/2004        3,238.18          59          FPFRRG
   11/1/2004        6,255.26          48          FPFRRG
   11/1/2004       14,150.31          48          FPFRRG
   11/1/2004       22,889.86          60          FPFRRG
  10/15/2004        5,536.25          48          FPFRRG
  10/15/2004       50,492.62          60          FPFRRG
   11/1/2004        3,960.38          60          FPFRRG
   11/1/2004        7,718.44          21          MEREG
   11/1/2004        2,445.90          33          MEREG
   11/1/2004       11,967.97          48          FPFRRG
  10/21/2004        6,541.00          58          MEREG
   11/1/2004        2,318.43          36          FPFRRG
   11/1/2004       10,345.07          60          FPFRRG
   11/1/2004      307,310.33          36          MENQSI
   11/1/2004       15,026.60          60          FPFRRG
   11/1/2004        4,841.37          60          FPFRRG
   11/8/2004        3,739.70          48          FPFRRG
   10/1/2004       24,136.78          60          TTIREG
   11/1/2004        8,341.09          60          FPFRRG
   11/1/2004       71,201.44          54          FPFRRG
   11/1/2004       23,084.39          60          MEREG
   11/1/2004        4,231.65          15          MEREG
   11/1/2004        7,736.77          17          MEREG
   11/1/2004       22,445.66          41          MEREG
   11/1/2004        5,329.97          29          MEREG
   11/1/2004       64,042.63          48          FPFRRG
   11/1/2004        4,366.88          27          MEREG
   11/1/2004      192,789.90          36          FPFRRG
   10/1/2004       14,228.77          46          MEREG
   11/1/2004               -          59          MENQSI
  10/23/2004       37,715.26          63          MEREG

                                    Combined

   10/1/2004       15,798.10          75          MENQSI
   11/1/2004               -          60          MENQSI
   10/1/2004               -          75          MENQSI
  11/24/2004               -          61          MENQSI
  10/15/2004               -          81          MEREG
  10/11/2004               -          60          MENQSI
   10/1/2004        6,891.56          78          MENQSI
  10/27/2004               -          57          MENQSI
   10/1/2004        4,090.03          67          MENQSI
   9/23/2004               -          77          MEREG
   10/1/2004        5,241.18          78          MEREG
   10/1/2004        3,940.36          79          MEREG
   9/23/2004               -          77          MEREG
   10/1/2004               -          67          MENQSI
   10/1/2004          174.15          67          MENQSI
   9/25/2004               -          60          MEREG
   9/25/2004        8,676.86          60          MEREG
   10/1/2004        6,740.93          64          MENQSI
    9/7/2004        2,432.05          48          MENQSI
   1/24/2005               -          63          MEREG
   9/12/2004          813.24          56          MEREG
  10/25/2004       19,114.69          78          MEREG
  10/23/2004        9,226.24          78          MEREG
   9/25/2004               -          66          MENQSI
   10/1/2004          425.66          63          MEREG
    1/1/2005               -          63          MENQSI
    1/1/2005               -          63          MEREG
   1/10/2005               -          63          MEREG
  10/15/2004               -          60          MENQSI
  10/15/2004               -          60          MENQSI
  10/15/2004               -          60          MENQSI
    2/1/2005               -          82          MENQSI
    1/1/2005               -          75          MEREG
    1/1/2005               -          75          MEREG
    1/1/2005               -          75          MEREG
    1/1/2005               -          75          MEREG
    3/1/2005       10,930.15          85          MEREG
   10/1/2004          367.13          59          MENQSI
   10/1/2004        1,361.98          60          MENQSI
   10/1/2004          460.99          60          MEREG
  12/23/2004               -          60          MEREG
   9/14/2004        2,742.42          60          MENQSI
   10/1/2004        1,944.86          60          MEREG
   9/24/2004               -          48          MEREG
   10/1/2004          987.79          60          MENQSI
    9/9/2004        1,199.48          60          MENQSI
    2/1/2005               -          64          MEREG
   11/1/2004               -          58          MENQSI
   11/1/2004               -          58          MENQSI
    1/1/2005               -          60          MENQSI
   10/1/2004        9,071.02          60          MEREG
  10/15/2004        3,413.58          60          MENQSI

                                    Combined

   9/15/2004          860.04          60          MENQSI
   9/15/2004        2,553.91          60          MENQSI
   1/10/2005               -          60          MENQSI
   10/1/2004       25,681.48          60          MENQSI
   11/1/2004               -          61          MENQSI
   10/1/2004       17,174.98          60          MENQSI
   10/1/2004       50,064.56          60          MEREG
   9/24/2004       22,150.78          60          MEREG
   10/1/2004        3,314.78          60          MEREG
   10/1/2004       13,167.56          60          MEREG
    9/1/2004       63,546.08          59          MEREG
   10/1/2004       16,949.55          60          MEREG
    9/1/2004       56,556.74          59          MEREG
    4/1/2005               -          13          MEREG
  10/17/2004        9,840.64          60          MEREG
   1/15/2005               -          60          MEREG
   9/15/2004       11,459.83          36          MENQSI
   9/15/2004        2,072.09          36          MENQSI
  10/15/2004        4,778.34          36          MEREG
    5/1/2005               -          67          MEREG

                                                                  EXHIBIT 4.2(f)

                          SEPARATE IDENTITY PROVISIONS

      The Purchaser, GECS, GE Capital, GECT and the Seller have and will continue (in each case, to the extent within its control) to maintain the Purchaser's separate existence and identity and have and will continue to take all steps necessary to make it apparent to third parties that the Purchaser is an entity with assets and liabilities distinct from those of the Seller, GE Capital, GECT or GECS or any other Subsidiary or Affiliate of the Seller, GE Capital, GECT or GECS. In addition to the foregoing, such steps and indicia of the Purchaser's separate identity include the following:

      (a) The Purchaser does and will maintain its own stationery and other business forms separate from those of any other Person (including the Seller, GE Capital, GECT and GECS), and will conduct business in its own name except that certain Persons may act on behalf of the Purchaser as agents;

      (b) The Purchaser maintains and will maintain separate office space of its own as part of its operations, although such space is in a building shared with GE Capital. The corporate records, the other books and records, and the other assets of the Purchaser are and will be segregated from the property of the Seller, GECT and GECS, respectively;

      (c) GECS, GECT and/or GE Capital will issue consolidated financial statements, which financial statements will not show Purchaser Assets that have been sold by the Seller to the Purchaser as assets of the Seller and its consolidated subsidiaries. The Seller, GECS, GE Capital, GECT and the Purchaser will take certain actions to disclose publicly the Purchaser's separate existence and the transactions contemplated hereby, including through the filing of the UCC Financing Statements. None of the Seller, GECS, GE Capital, GECT or the Purchaser has concealed or will conceal from any interested party any transfers contemplated by the Related Documents;

      (d) The Purchaser will not have its own employees, and, as indicated, the Purchaser's business relating to the Purchaser Assets may be conducted through the agents. However, any allocations of direct, indirect or overhead expenses for items shared between the Purchaser, GE Capital and GECT or GECS that are not included as part of the Servicing Fee are and will be made among such entities to the extent practical on the basis of actual use or value of services rendered and otherwise on a basis reasonably related to actual use or the value of services rendered;

      (e) Except as provided in paragraph (d) above regarding the allocation of certain shared overhead items, the Purchaser does and will pay its own operating expenses and liabilities from its own funds, except GECS did and will pay all expenses of the Purchaser incurred in connection with the transactions entered into pursuant to the Related Documents, including those related to the Purchaser's organization;

      (f) Each of the Seller, GECS, GE Capital, GECT and the Purchaser does and will maintain its assets and liabilities in such a manner that it is not costly or difficult to segregate, ascertain or otherwise identify the Purchaser's individual assets and liabilities from those of the

                                                                   Loan Purchase
                                                              and Sale Agreement

Seller, GE Capital, GECT or GECS or from those of any other person or entity, including any other Subsidiary or Affiliate of the Seller, GE Capital, GECT or GECS. Except as set forth below, the Purchaser does and will maintain its own books of account and corporate records separate from the Seller, GE Capital, GECT and GECS or any other Subsidiary or Affiliate of the Seller, GE Capital, GECT and GECS. Monetary transactions, including those with each other, are and will continue to be properly reflected in their respective financial records. The Purchaser does not and will not commingle or pool its funds or other assets or liabilities with those of the Seller, GE Capital, GECT or GECS or any other Subsidiary or Affiliate of the Seller, GE Capital, GECT or GECS except as specifically provided in the Related Documents with respect to the temporary commingling of Collections and with respect to, if applicable, any such Person's retention, in their capacity as agent or Custodian for the Purchaser, of the books and records pertaining to the Purchaser Assets. However, any such agent or Custodian will not generally make the books and records relating to the Purchaser Assets available to any of creditors or other interested Persons of the Purchaser, the Seller, GE Capital, GECT or GECS. The Purchaser does not and will not maintain joint bank accounts or other depository accounts to which the Seller, GE Capital, GECT or GECS or any other Subsidiary or Affiliate of the Seller, GE Capital, GECT or GECS (other than in their capacity as agent for the Purchaser, if applicable) has independent access;

      (g) The Purchaser will strictly observe corporate formalities, and the Seller, GE Capital, GECT and GECS will strictly observe corporate formalities with respect to its dealings with the Purchaser. Specifically, no transfer of assets between any of the Seller, GE Capital, GECT and GECS, on the one hand, and the Purchaser, on the other, will be made without adherence to corporate formalities;

      (h) The transactions among the Purchaser and the Seller, GE Capital, GECT or GECS, including the terms governing any servicer advances and the amount and payment of the servicing fee, are on terms and conditions that are consistent with those of arm's-length relationships. None of the Seller, GE Capital, GECT or GECS is or will be, or holds or will hold itself out to be, responsible for the debts of the Purchaser, except as provided in: the representations made by GE Capital (including, if applicable, as a servicer or a sub-servicer) to the Purchaser relating to the Purchaser Assets and their prior ownership and servicing thereof. The Purchaser will not guaranty the debts of the Seller, GE Capital, GECT or GECS;

      (i) All distributions made by the Purchaser to Seller as its sole member shall be in accordance with applicable law;

      (j) Any other transactions between the Purchaser and the Seller, GE Capital, GECT or GECS permitted by (although not expressly provided for in) the Related Documents have been and will be fair and equitable to each of the parties, have been and will be the type of transaction that would be entered into by a prudent Person or entity, and have been and will be on terms that are at least as favorable as may be obtained from a third party Person; and

      (k) The Purchaser is not named, or has entered into any agreement to be named, directly or indirectly, as a direct or contingent beneficiary or loss payee on any insurance policy covering the assets of the Seller, GE Capital, GECT or GECS.

                                                                   Loan Purchase
                                                              and Sale Agreement

                                                                   FINAL VERSION

                                     ANNEX A

                                       to

                        LOAN PURCHASE AND SALE AGREEMENT

                                   dated as of

                                November 16, 2004

                                                                      Annex A to
                                                Loan Purchase and Sale Agreement

                         DEFINITIONS AND INTERPRETATION

      SECTION 1. Definitions and Conventions. Capitalized terms used in the Purchase and Sale Agreement shall have (unless otherwise provided elsewhere therein) the following respective meanings:

      "Accounting Changes" means, with respect to any Person, an adoption of GAAP different from such principles previously used for reporting purposes by such Person as defined in the Accounting Principles Board Opinion Number 20.

      "Administration Agreement" means the Administration Agreement, dated as of November 16, 2004, between the Administrator and the Issuer.

      "Administrator" means GE Capital, in its capacity as Administrator under the Administration Agreement, or any other Person designated as a successor administrator.

      "Adverse Claim" means any claim of ownership or any Lien, other than any ownership interest or Lien created under the Loan Sale Agreement or the Purchase and Sale Agreement, any Lien created under the Indenture or any Permitted Encumbrances.

      "Affiliate" means, with respect to any Person, (a) each Person that, directly or indirectly, owns or controls, whether beneficially, or as a trustee, guardian or other fiduciary, five percent (5%) or more of the stock having ordinary voting power in the election of directors of such Person, (b) each Person that controls, is controlled by, or is under common control with such Person, or (c) each of such Person's officers, directors, joint venturers and partners. For the purposes of this definition, "control" of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

      "Annual Percentage Rate" or "APR" of a Loan means, the interest rate or annual rate of finance charges stated in or, if not explicitly stated, the implicit finance charge used by the Servicer to calculate periodic payments with respect to the related Loan.

      "Appendices" means, with respect to any Related Document, all exhibits, schedules, annexes and other attachments thereto, or expressly identified thereto.

      "Bankruptcy Code" means the provisions of Title 11 of the United States Code, 11 U.S.C. Sections 101 et seq.

      "Business Day" means any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of New York or the State of Connecticut.

      "CEF Limited Liability Company Agreement" means the Second Amended & Restated Limited Liability Company Agreement of the Seller dated as of September 25, 2003, as the same may be amended and supplemented from time to time.

      "Class C Maturity Date" is defined in the Indenture.

                                                                      Annex A to
                                                Loan Purchase and Sale Agreement

      "Closing Date" means November 16, 2004.

      "Collateral" is defined in the Indenture.

      "Collection Account" is the account designated as such, established and owned by the Issuer.

      "Collection Period" means, with respect to any Payment Date, the calendar month preceding the month in which the Payment Date occurs (or, if for the first Payment Date, the period from and including the day after the Cut-off Date to and including the last day of the calendar month preceding the calendar month in which the first Payment Date occurs).

      "Collections" means, with respect to any Payment Date all payments made by or on behalf of the Obligors received during the related Collection Period, any Recoveries received during the related Collection Period, any proceeds from insurance policies covering the Equipment or related Obligor received during the related Collection Period. Liquidation Proceeds received during the related Collection Period, and payments made by a lessee pursuant to its obligation (if any) to pay the Termination Value pursuant to the related Loan received during the related Collection Period; provided, that "Collections" for the first Collection Period shall exclude interest accrued before November 1, 2004.

      "Consumer Contract" is defined in the Loan Sale Agreement.

      "Credit and Collection Policies" or "Credit and Collection Policy" means the policies, practices and procedures adopted by the Issuer on the Closing Date for providing equipment loans secured by transportation equipment, industrial equipment, furniture and fixtures, construction equipment, medical and dental equipment, technology and telecommunications equipment, maritime assets or other equipment, including the policies and procedures for determining the creditworthiness of Obligors and the extension of credit to Obligors, or relating to the maintenance of such types of loans and collections on such types of loans.

      "Cut-off Date" is defined in the Loan Sale Agreement.

      "Delinquent Loan" means (i) any Loan that is more than 60 days past due and (ii) any Loan more than 30 days past due and for which the Servicer on behalf of the Purchaser has at any time after the Cut-off Date extended the due date for a Scheduled Payment thereon.

      "Defaulted Loan" means a Loan with respect to which (i) the Servicer on behalf of the Purchaser has repossessed the Equipment securing such Loan and which is not a Liquidated Loan or (ii) any portion of the Loan Value is deemed uncollectible in accordance with the Credit and Collection Policy.

      "Eligible Loan" means as to each Purchaser Asset as of the Closing Date:

            (i) Characteristics of Purchaser Assets. Each Purchaser Asset: (A) was either originated in the United States of America by GE Capital in connection with the financing or lease of Equipment in the ordinary course of GE Capital's business or acquired by GE Capital in the ordinary course of its business, and, in each case, was fully

                                                                      Annex A to
                                                Loan Purchase and Sale Agreement
      and properly executed by the parties thereto, (B) has created a valid, subsisting and enforceable first priority security interest (except to the extent the Equipment secures any loan that is cross-collateralized with such Purchaser Asset) in the Equipment in favor of GE Capital or GECT, as applicable, that, as of the Closing Date, has been assigned by GE Capital or GECT, as applicable, to Seller, and by Seller to Purchaser and (C) contains customary and enforceable provisions such that the rights and remedies of the holder thereof are adequate for realization against the collateral of the benefits of the security.

            (ii) Schedule of Purchaser Assets. The information set forth on
      Schedule I of the Loan Sale Agreement is true and correct in all material respects as of the opening of business on the Cut-off Date and no selection procedures believed by Seller to be adverse to the interests of the Purchaser were utilized in selecting the Purchaser Assets. The computer tape regarding the Purchaser Assets made available to Purchaser and its assigns is true and correct in all respects.

            (iii) Compliance with Law. Each Purchaser Asset and the sale or lease of the related Equipment complied in all material respects at the time it was originated or made and at the execution of this Agreement with all requirements of applicable Federal, State and local laws and regulations thereunder.

            (iv) Binding Obligation. Each Purchaser Asset represents the genuine, legal, valid and binding payment obligation in writing of the Obligor, enforceable by the holder thereof in accordance with its terms.

            (v) No Government Obligor. None of the Purchaser Assets is due from the United States of America or any State or from any agency, department or instrumentality of the United States of America or any State.

            (vi) Security Interest in the Equipment. Immediately prior to the sale, assignment and transfer thereof, each Purchaser Asset shall be secured by a validly perfected first priority security interest in the Equipment (except to the extent the Equipment secures any loan that is cross-collateralized with such Purchaser Asset) in favor of GE Capital or GECT, as applicable, as secured party or all necessary and appropriate actions have been commenced that would result in the valid perfection of a first priority security interest in the Equipment in favor of GE Capital or GECT, as applicable, as secured party.

            (vii) Purchaser Assets in Force. No Purchaser Asset has been satisfied, subordinated or rescinded, nor has any Equipment been released from the Lien granted by the related Purchaser Asset in whole or in part.

            (viii) No Amendment or Waiver. No provision of a Purchaser Asset has been waived, altered or modified in any respect, except pursuant to a document, instrument or writing included in the Loan Files and no such amendment, waiver, alteration or modification causes such Purchaser Asset not to be an Eligible Loan.

            (ix) No Defenses. No right of rescission, setoff, counterclaim or defense has been asserted or threatened or exists with respect to any Purchaser Asset.

                                                                      Annex A to
                                                Loan Purchase and Sale Agreement

            (x) Lawful Assignment. No Purchaser Asset has been originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer and assignment of such Purchaser Asset or any Purchaser Asset under this Agreement would be unlawful.

            (xi) All Filings Made. All filings (including UCC filings) necessary in any jurisdiction to give Purchaser a first priority perfected ownership interest in the Purchaser Assets have been made (except to the extent the Equipment secures any loan that is cross-collateralized with such Purchaser Asset).

            (xii) One Original. There is only one original executed copy of each Purchaser Asset.

            (xiii) Insurance. The Obligor on each Purchaser Asset is required to maintain physical damage insurance covering the Equipment in accordance with the GE Capital's normal requirements.

            (xiv) No Bankruptcies. No Obligor on any Purchaser Asset as of the Cut-off Date was noted in the related Loan File as being the subject of a bankruptcy proceeding.

            (xv) No Repossessions. None of the Equipment securing any Purchaser Asset is in repossession status.

            (xvi) Instrument or Chattel Paper. Each Purchaser Asset constitutes an "instrument" or "chattel paper" as defined in the UCC of each State the law of which governs the perfection of the interest granted in it and/or the priority of such perfected interest.

            (xvii) U.S. Obligors. None of the Purchaser Assets is denominated and payable in any currency other than United States Dollars or is due from any Person that does not have a mailing address in the United States of America.

            (xviii) No Delinquent Loan. None of the Purchaser Assets is more than 30 days past due.

            (xix) No Consumer Contract. None of the Purchaser Assets constitutes a Consumer Contract.

            (xx) Finance Lease. Each Purchaser Asset qualifies as a finance lease under the UCC and the terms of such Purchaser Asset provides that, by the end of the lease term, the lessee may elect to purchase the related Equipment upon the exercise of a nominal purchase option.

      "Equipment" means any transportation equipment, industrial equipment, furniture and fixtures, construction equipment, medical and dental equipment, technology and telecommunications equipment, maritime assets or other equipment, together with all accessions thereto securing an Obligor's indebtedness under the respective Loan.

      "Event of Default" is defined in Section 5.1 of the Indenture.

                                                                      Annex A to
                                                Loan Purchase and Sale Agreement

      "Federal Reserve Board" means the Board of Governors of the Federal Reserve System.

      "GAAP" means generally accepted accounting principles in the United States of America as in effect on the Closing Date, modified by Accounting Changes as GAAP is further defined in Section 2(a) of this Annex A.

      "GE Capital" means General Electric Capital Corporation, a Delaware corporation or any successors or assigns thereto.

      "GECS" means General Electric Capital Services, Inc., a Delaware corporation or any successors or assigns thereto.

      "GECT" means General Electric Credit Corporation of Tennessee, a Tennessee corporation or any successors or assigns thereto.

      "Governmental Authority" means any nation or government, any state, county, city, town, district, board, bureau, office, commission, any other municipality or other political subdivision thereof (including any educational facility, utility or other Person operated thereby), and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

      "Indemnified Amounts" means, with respect to any Person, any and all suits, actions, proceedings, claims, damages, losses, liabilities and expenses (including reasonable attorneys' fees and disbursements and other costs of investigation or defense, including those incurred upon any appeal).

      "Indenture" means the Indenture, dated November 16, 2004, between the Purchaser and the Indenture Trustee, as the same may be amended and supplemented from time to time.

      "Indenture Trustee" means JPMorgan Chase Bank, N.A., not in its individual capacity but solely as Indenture Trustee under the Indenture, or any successor Indenture Trustee under the Indenture.

      "Investment Company Act" means the provisions of the Investment Company Act of 1940, 15 U.S.C. Sections 80a et seq., and any regulations promulgated thereunder.

      "Issuer" means GE Commercial Equipment Financing LLC, Series 2004-1, a Delaware limited liability company, until a successor replaces it and, thereafter, means the successor and, for purposes of any provision contained in the Indenture and required by the Trust Indenture Act of 1939, each other obligor on the Notes.

      "Issuer Limited Liability Company Agreement" means the Limited Liability Company Agreement of the Purchaser, dated as of November 16, 2004, among the Managing Member and the Issuer, as the same may be amended or supplemented from time to time.

      "Lien" means a security interest (as such term is defined in Section 1-201 of Article 1 of the UCC), lien, charge, pledge, equity or encumbrance of any kind, other than tax liens,

                                                                      Annex A to
                                                Loan Purchase and Sale Agreement
mechanics' liens and any liens that attach to the related Loan by operation of law as a result of any act or omission by the related Obligor.

      "Liquidated Loan" means any Loan (i) liquidated through the sale or other disposition of all or a portion of the related Equipment, (ii) that has been charged off in its entirety in accordance with the Credit and Collection Policy without realizing upon the Equipment or (iii) the due date of any Scheduled Payment of which has been extended, at any time after the Cut-off Date for an aggregate period of 12 or more calendar months.

      "Liquidation Proceeds" means, with respect to any Liquidated Loan, the amounts collected in respect thereof from whatever source (including the proceeds of insurance policies with respect to the related Equipment or Obligor) during the Collection Period in which it became a Liquidated Loan, net of the sum of any amounts expended in connection with such liquidation and any amounts required by law to be remitted to the Obligor on such Liquidated Loan or any creditor of such Obligor to the extent required by applicable law or agreement.

      "Litigation" means, with respect to any Person, any action, claim, lawsuit, demand, investigation or proceeding pending or threatened against such Person before any court, board, commission, agency or instrumentality of any federal, state, local or foreign government or of any agency or subdivision thereof or before any arbitrator or panel of arbitrators.

      "Loan" means any Loan included in Schedule of Loans and any agreement (including any invoice) pursuant to, or under which, an Obligor shall be obligated to make payments with respect to any Loan.

      "Loan Sale Agreement" means the Loan Sale Agreement, dated as of November 16, 2004, among GE Capital, GECT and the Seller, as the same may be amended or supplemented from time to time.

      "Loan Files" is defined in Section 2.1 of the Purchase and Sale Agreement.

      "Loan Value" means, for any Loan that is not a Liquidated Loan or Defaulted Loan on any day (including the Cut-off Date) (A) with respect to Precomputed Loans, (i) the present value of the future Scheduled Payments discounted monthly at its APR plus (ii) the principal amount of any past due payments plus (iii) the unamortized amounts of any purchase premiums minus (iv) the unamortized amounts of any purchase discounts, and (B) with respect to Simple Interest Loans, (i) the balance reflected on the Servicer's records plus
(ii) the unamortized amounts of any purchase premiums minus (iii) the unamortized amounts of any purchase discounts. Liquidated Loans shall be deemed to have a Loan Value of zero and Defaulted Loans on any day shall be deemed to have a Loan Value equal to the outstanding Loan Value on such day computed in accordance with clauses (A) or (B) above, as applicable, less the amount written off as uncollectible in accordance with the Credit and Collection Policy.

      "Managing Member" means CEF Equipment Holding, L.L.C, a Delaware limited liability company or any successor Managing Member under the Issuer Limited Liability Company Agreement.

                                                                      Annex A to
                                                Loan Purchase and Sale Agreement

      "Material Adverse Effect" means, with respect to any Person, a material adverse effect on (a) the business, assets, liabilities, operations, prospects or financial or other condition of such Person, (b) the ability of such Person to perform any of its obligations under the Related Documents in accordance with the terms thereof, (c) the validity or enforceability of any Related Document or the rights and remedies of such Person under any Related Document or (d) the Loans, as applicable, therefor, any interest related thereto or the ownership interests or Liens of such Person thereon or the priority of such interests or Liens.

      "Note Depository Agreement" means the agreement among the Issuer, the Indenture Trustee and The Depository Trust Company, as the initial clearing agency, dated as of the Closing Date.

      "Notes" means the notes issued under the Indenture.

      "Obligor" means, as to each Loan, any Person who owes payments under the Loan.

      "Payment Date" means, with respect to each Collection Period, the 20th day of the calendar month following the end of that Collection Period, or, if such day is not a Business Day, the next Business Day, commencing on December 20, 2004.

      "Permitted Encumbrances" means the following encumbrances: (a) Liens for taxes or assessments or other governmental charges not yet due and payable; (b) pledges or deposits securing obligations under workmen's compensation, unemployment insurance, social security or public liability laws or similar legislation; (c) pledges or deposits securing bids, tenders, contracts (other than contracts for the payment of money) or leases to which the Seller or any Affiliate thereof is a party as lessee made in the ordinary course of business;
(d) deposits securing statutory obligations of the Seller or any Affiliate thereof; (e) inchoate and unperfected workers', mechanics', suppliers' or similar Liens arising in the ordinary course of business; (f) carriers', warehousemen's or other similar possessory Liens arising in the ordinary course of business and securing liabilities in an outstanding aggregate amount not in excess of $100,000 at any one time; (g) deposits securing, or in lieu of, surety, appeal or customs bonds in proceedings to which the Seller or any Affiliate thereof is a party; (h) any attachment or judgment Lien not constituting an Event of Default; (i) presently existing or hereinafter created Liens in favor of the Purchaser or the Indenture Trustee; and (j) presently existing or hereinafter created Liens on personal property or Equipment which are subordinate to or pari passu with the Liens in favor of the Purchaser or the Indenture Trustee.

      "Person" means any individual, sole proprietorship, partnership, joint venture, unincorporated organization, trust, association, corporation (including a business trust), limited liability company, institution, public benefit corporation, joint stock company, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

      "Pool Balance" means, with respect to the beginning of any calendar month, the sum of the aggregate Loan Values of the Loans at the opening of business on the first day of such calendar month.

      "Precomputed Loan" means any Loan under which the portion of a payment allocable to earned interest (which may be referred to in the related Loan as an add-on finance charge) and

                                                                      Annex A to
                                                Loan Purchase and Sale Agreement
the portion allocable to principal are determined according to the sum of periodic balances, the sum of monthly payments or any equivalent method or are monthly actuarial loans.

      "Purchase Amount" means, as of the close of business on the last day of a Collection Period, an amount equal to the Loan Value of the applicable Loan, as of the first day of the immediately following Collection Period (or, with respect to any applicable Loan that is a Liquidated Loan, as of the day immediately prior to such Loan becoming a Liquidated Loan less any Liquidation Proceeds actually received by the Purchaser) plus interest accrued and unpaid thereon as of such last day at a rate per annum equal to the APR for such Loan.

      "Purchase and Sale Agreement" means the Loan Purchase and Sale Agreement, dated as of November 16, 2004, between the Seller and the Purchaser, as the same may be amended or supplemented from time to time.

      "Purchaser" is defined in the preamble to the Purchase and Sale Agreement.

      "Purchaser Assets" is defined in Section 2.1(a) of the Purchase and Sale Agreement.

      "Purchaser Indemnified Person" is defined in Section 5.1 of the Purchase and Sale Agreement.

      "Purchaser Purchase Price" is defined in Section 2.3 of the Purchase and Sale Agreement.

      "Records" means all notes, leases, security agreements and other documents, books, records and other information (including computer programs, tapes, disks, data processing software and related property and rights) prepared and maintained by any of the Seller, the Servicer, any Sub-Servicer or the Purchaser with respect to the Loans and the Obligors thereunder, and the other Purchaser Assets.

      "Recoveries" means, with respect to any Liquidated Loan, monies collected in respect thereof, from whatever source (other than from the sale or other disposition of the Equipment), in any Collection Period after such Loan became a Liquidated Loan.

      "Redemption Date" is defined in the Indenture.

      "Related Documents" means the Loan Sale Agreement, the Purchase and Sale Agreement, the Servicing Agreement, the Issuer Limited Liability Company Agreement, the CEF Limited Liability Company Agreement, the Administration Agreement, the Note Depository Agreement, the Swap Agreement and all other agreements, instruments, and documents and including all other pledges, powers of attorney, consents, assignments, contracts, notices, and all other written matter whether heretofore, now or hereafter executed by or on behalf of any Person, or any employee of any Person, and delivered in connection with any of the foregoing. Any reference in the foregoing documents to a Related Document shall include all Appendices thereto, and all amendments, restatements, supplements or other modifications thereto, and shall refer to such Related Document as the same may be in effect at any and all times such reference becomes operative.

                                                                      Annex A to
                                                Loan Purchase and Sale Agreement

      "Related Security" means with respect to any Loan: (a) any interest (including security interests), if any, in the related Equipment; (b) all guarantees, insurance or other agreements or arrangements of any kind from time to time supporting or securing payment of such Loan (including rights (if any) to receive proceeds on insurance policies covering the Obligors); and (c) all Records relating to such Loan.

      "Schedule of Loans" is the schedule of Loans attached as Schedule I (which schedule may be in the form of microfiche).

      "Scheduled Payment" on a Loan means that portion of the payment required to be made by the Obligor during any Collection Period sufficient to amortize the principal balance under (x) in the case of a Precomputed Loan, the actuarial method or (y) in the case of a Simple Interest Loan, the simple interest method, in each case, over the term of the Loan and to provide interest at the APR, provided that Termination Values shall also constitute Scheduled Payments.

      "Securities Act" means the provisions of the Securities Act of 1933, 15 U.S.C. Sections 77a et seq., and any regulations promulgated thereunder.

      "Securities Exchange Act" means the provisions of the Securities Exchange Act of 1934, 15 U.S.C. Sections 78a et seq., and any regulations promulgated thereunder.

      "Seller" is defined in the preamble to the Purchase and Sale Agreement.

      "Servicer" means GE Capital in its capacity as Servicer under the Servicing Agreement, or any other Person designated as a Successor Servicer thereunder.

      "Servicing Agreement" means the Servicing Agreement dated as of November 16, 2004, by and between the Purchaser and the Servicer, as the same may be amended or supplemented from time to time.

      "Servicing Fee" is defined in the Servicing Agreement.

      "Simple Interest Loan" means any Loan under which the portion of a payment allocable to interest and the portion allocable to principal is determined by allocating a fixed level payment between principal and interest, such that such payment is allocated first to the accrued and unpaid interest at the Annual Percentage Rate for such Loan on the unpaid principal balance and the remainder of such payment is allocable to principal.

      "Solvent" means, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person;
(b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (d) such Person is not engaged in a business or transaction, and is not about to engage in a business or transaction, for which such Person's property would constitute an unreasonably small capital. The amount of contingent liabilities (such as Litigation, guaranties and pension plan liabilities) at any time shall be computed as the amount that, in light

                                                                      Annex A to
                                                Loan Purchase and Sale Agreement
of all the facts and circumstances existing at the time, represents the amount that can reasonably be expected to become an actual or matured liability.

      "Stock" means all shares, options, warrants, membership interests in a limited liability company, general or limited partnership interests or other equivalents (regardless of how designated) of or in a corporation, partnership or equivalent entity whether voting or nonvoting, including common stock, preferred stock or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act).

      "Stockholder" means, with respect to any Person, each holder of Stock of such Person.

      "Sub-Servicer" means any Person with whom the Servicer enters into a Sub-Servicing Agreement.

      "Sub-Servicing Agreement" means any written contract entered into between a Servicer and any Sub-Servicer pursuant to and in accordance with the Servicing Agreement.

      "Subsidiary" means, with respect to any Person, any corporation or other entity (a) of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are at the time directly or indirectly owned by such Person or (b) that is directly or indirectly controlled by such Person within the meaning of control under Section 15 of the Securities Act.

      "Successor Servicer" is defined in Section 6.2 of the Servicing Agreement.

      "Swap Agreement" is defined in the Indenture.

      "Termination Value" means the "Termination Value" (if any) payable by lessee pursuant to the applicable Loan.

      "Transfer Date" is defined in the Indenture.

      "Trust Account" is defined in the Indenture.

      "UCC" means, with respect to any jurisdiction, the Uniform Commercial Code as the same may, from time to time, be enacted and in effect in such jurisdiction.

      SECTION 2. Other Interpretive Matters. All terms defined directly or by incorporation in the Purchase and Sale Agreement shall have the defined meanings when used in any certificate or other document delivered pursuant thereto unless otherwise defined therein. For purposes of the Purchase and Sale Agreement (including in this Annex A) and all related certificates and other documents, unless the context otherwise requires: (a) accounting terms not otherwise defined in such Agreement, and accounting terms partly defined in such Agreement to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles; and unless otherwise provided, references to any month, quarter or year refer to a fiscal month, quarter or year as determined in accordance with the Seller fiscal calendar; (b) terms defined in Article 9 of the UCC and not otherwise defined in such Agreement

                                                                      Annex A to
                                                Loan Purchase and Sale Agreement
are used as defined in that Article; (c) references to any amount as on deposit or outstanding on any particular date means such amount at the close of business on such day; (d) the words "hereof," "herein" and "hereunder" and words of similar import refer to such Agreement (or the certificate or other document in which they are used) as a whole and not to any particular provision of such Agreement (or such certificate or document); (e) references to any Section, Schedule or Exhibit are references to Sections, Schedules and Exhibits in or to such Agreement (or the certificate or other document in which the reference is made), and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (f) the term "including" means "including without limitation"; (g) references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; (h) references to any agreement refer to that agreement as from time to time amended, restated or supplemented or as the terms of such agreement are waived or modified in accordance with its terms; (i) references to any Person include that Person's successors and assigns; and (j) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

                                                                      Annex A to
                                                Loan Purchase and Sale Agreement